SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                           Date of Report: May 8, 1997



                               SIERRAWEST BANCORP
                               ------------------
             (Exact Name of Registrant as Specified in its Charter)




     California                 File No. 0-15450               8-0091859
-----------------------         ----------------               ---------
(State of Incorporation)      (Commission File No.)           (IRS Employer
                                                             Identification No.)



            10181 Truckee-Tahoe Airport Road, Truckee, CA 96160-9010
            --------------------------------------------------------
                    (Address of Principal Executive Offices)

                  Registrant's Telephone Number: (530) 582-3000
                                                  -------------

Item 5            Other Events

On May 8, 1998, SierraWest Bank ("SWB"), a wholly-owned subsidiary of SierraWest Bancorp, (the "Company"), entered into a Pooling and Servicing Agreement dated as of March 31, 1998 (the "Pooling Agreement") between SWB, as Seller and Servicer, and Marine Midland Bank, as Trustee (the "Trustee"), which Pooling Agreement established the trust (the "Trust").

Pursuant to the Pooling Agreement SWB (through the Trust) issued and sold $33,896,000 aggregate principal amount of SWB Business Loan-Backed Pass-Through Certificates, Series 1998-1, Class AF Certificates, $3,352,000 SWB Business Loan-Backed Pass-Through Certificates, Series 1998-1, Class BF Certificates, $43,453,000 SWB Business Loan-Backed Pass-Through Certificates, Series 1998-1, Class AV Certificates, and $4,297,000 SWB Business Loan-Backed Pass-Through Certificates, Series 1998-1, Class BV Certificates. The Class AF and BF Certificates are referred to as "Group 1 Certificates" and the Class AV and BV Certificates are referred to as "Group 2 Certificates." The Certificates will represent fractional undivided ownership interests in a trust created by the SWB. The primary assets of the Trust will be two separate sub-trusts, each consisting of a group ("Group 1" and "Group 2," respectively, and collectively, the "Groups") of loans originated in conjunction with either (i) the Small Business Administration's ("SBA") 504 Loan Program or the SBA section 7(a) Program (collectively, the "Related Loans") or (ii) SWB's Conventional Commercial Loan Program (the "CCL Loans"). The Related Loans together with the CCL loans are herein referred to collectively, as the "Business Loans"). The Business Loans in Group 1 bear fixed rates of interest and the Business Loans in Group 2 bear adjustable rates of interest. The Group 1 Certificates will represent undivided ownership interest in the Group 1 Business Loans and the Group 2 Certificates will represent undivided ownership interest in the Group 2 Business Loans. The Class AF and BF Certificates bear an interest rate of 6.645% and 7.005%, respectively. The Class AV and BV Certificates bear an interest rate of prime minus 2.25% and 1.85%, respectively. The Class AF and AV Certificates were rated Aaa by Moody's Investors Service and the Class BF and BV Certificates were rated A2 by Moody's Investors Service.

In connection with the transactions described above, SWB received proceeds, net of placement agency fees and expenses, of approximately $67 million and approximately $15.5 million was placed in a prefunding account. The Pooling and Servicing Agreement is attached hereto as an exhibit. The Company will provide to the Commission, upon request, any other documents entered into the in connection with the above described transaction and referenced in the Pooling Agreement.

Item 7.           Financial Statements and Exhibits

(c)      Exhibits

         The Pooling and Servicing Agreement between SierraWest Bank, as Seller and Servicer, and Marine Midland Bank, as Trustee, dated March 31, 1998.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf the undersigned hereunto duly authorized.


                                                  SierraWest Bancorp
                                                  (Registrant)


Dated: May 18, 1998                          By: /s/David C. Broacley
       ------------                              --------------------
Truckee, California                               David C. Broadley
                                                  Chief Financial Officer

                                                                 EXECUTION COPY


                         POOLING AND SERVICING AGREEMENT
                           Dated as of March 31, 1998



                               MARINE MIDLAND BANK
                                    (Trustee)

                                       and


                                 SIERRAWEST BANK
                              (Seller and Servicer)



               SWB Business Loan-Backed Pass-Through Certificates
        Series 1998-1, Class AF, Class BF, Class AV, Class BV and Class R

                                TABLE OF CONTENTS
                                -----------------

Section                                                                                                          Page
-------                                                                                                          ----
                                    ARTICLE I

                                   DEFINITIONS

                                   ARTICLE II

                      SALE AND CONVEYANCE OF THE TRUST FUND
Section 2.01               Sale and Conveyance of Trust Fund.....................................................23
Section 2.02               Possession of Business Files..........................................................23
Section 2.03               Books and Records.....................................................................23
Section 2.04               Delivery of Business Loan Documents...................................................24
Section 2.05               Acceptance by Trustee of the Trust Fund; Certain Substitutions; Certification
                           by Trustee............................................................................26
Section 2.06               Designations under REMIC Provision; Designation of Startup Day........................27
Section 2.07               Authentication of Certificates........................................................28
Section 2.08               Fees and Expenses of the Trustee......................................................28
Section 2.09               Sale and Conveyance of the Subsequent Business Loans..................................28
Section 2.10               Optional Repurchase of Defaulted Business Loans.......................................30

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

Section 3.01               Representations of the Seller.........................................................31
Section 3.02               Individual Business Loans.............................................................33
Section 3.03               Purchase and Substitution of Defective Loans..........................................38

                                   ARTICLE IV

                                THE CERTIFICATES

Section 4.01               The Certificates......................................................................40
Section 4.02               Registration of Transfer and Exchange.................................................40
Section 4.03               Mutilated, Destroyed, Lost or Stolen Certificates.....................................48
Section 4.04               Persons Deemed Owners.................................................................48

                                       (i)

                                    ARTICLE V

                 ADMINISTRATION AND SERVICING OF BUSINESS LOANS
Section 5.01               Duties of the Servicer................................................................50
Section 5.02               Liquidation of Business Loans.........................................................53
Section 5.03               Establishment of Principal and Interest Accounts; Deposits in Principal and
                           Interest Accounts.....................................................................54
Section 5.04               Permitted Withdrawals From the Principal and Interest Account.........................55
Section 5.05               [Intentionally Omitted]...............................................................57
Section 5.06               Transfer of Accounts..................................................................57
Section 5.07               Maintenance of Hazard Insurance.......................................................57
Section 5.08               [Intentionally Omitted]...............................................................57
Section 5.09               Fidelity Bond.........................................................................57
Section 5.10               Title, Management and Disposition.....................................................58
Section 5.11               Intentionally Omitted.................................................................59
Section 5.12               Collection of Certain Business Loan Payments..........................................59
Section 5.13               Access to Certain Documentation and Information Regarding the Business Loans..........59
Section 5.14               Superior Liens........................................................................60

                                   ARTICLE VI

                       PAYMENTS TO THE CERTIFICATEHOLDERS

Section 6.01               Establishment of Certificate Account; Deposits in Certificate Account;
                           Permitted Withdraw from Withdrawal Account............................................61
Section 6.02               Establishment of Spread Account; Deposits in Spread Account; Permitted
                           Withdrawals from Spread Account.......................................................62
Section 6.03               Establishment of Expense Account; Deposits in Expense Account; Permitted
                           Withdrawals from Expense Account......................................................63
Section 6.04               Pre-Funding Account and Capitalized Interest Account..................................65
Section 6.05               [Intentionally Omitted]...............................................................66
Section 6.06               Investment of Accounts................................................................66
Section 6.07               Distributions.........................................................................67
Section 6.08               Cross-Collateralization...............................................................69
Section 6.09               Statements............................................................................69
Section 6.10               Advances by the Servicer..............................................................72
Section 6.11               Compensating Interest.................................................................72
Section 6.12               Reports of Foreclosure and Abandonment................................................73

                                        (ii)

                                   ARTICLE VII

                           GENERAL SERVICING PROCEDURE
Section 7.01               [Omitted].............................................................................74
Section 7.02               Satisfaction of Mortgages and Collateral and Release of Business Files................74
Section 7.03               Servicing Compensation................................................................75
Section 7.04               Annual Statement as to Compliance.....................................................75
Section 7.05               Annual Independent Public.............................................................76
Section 7.06               Trustee's Right to Examine Servicer Records and Audit Operations......................76
Section 7.07               Reports to the Trustee; Principal and Interest Account Statements.....................76

                                  ARTICLE VIII

                           REPORTS TO BE PROVIDED BY SERVICER

Section 8.01               Financial Statements..................................................................77

                                   ARTICLE IX

                                  THE SERVICER

Section 9.01               Indemnification; Third Party Claims...................................................78
Section 9.02               Merger or Consolidation of the Servicer...............................................78
Section 9.03               Limitation on Liability of the Servicer and Others....................................79
Section 9.04               Servicer Not to Resign................................................................79

                                    ARTICLE X

                                     DEFAULT

Section 10.01              Events of Default.....................................................................80
Section 10.02              Trustee to Act; Appointment of Successor..............................................81
Section 10.03              Waiver of Defaults....................................................................83
Section 10.04.             Control by Majority Certificateholders................................................83

                                   ARTICLE XI

                                   TERMINATION

Section 11.01              Termination...........................................................................84
Section 11.02              Accounting Upon Termination of Servicer...............................................85
Section 11.03.             Termination Upon Loss of REMIC Status.................................................86
Section 11.04              Additional Termination Requirements...................................................87

                                        (iii)

                                  ARTICLE XII

                                   THE TRUSTEE
Section 12.01              Duties of Trustee.....................................................................88
Section 12.02              Certain Matters Affecting the Trustee.................................................89
Section 12.03              Trustee Not Liable for Certificates or Business Loans.................................91
Section 12.04              Trustee May Own Certificates..........................................................91
Section 12.05              Servicer To Pay Trustee's Fees........................................................91
Section 12.06              Eligibility Requirements for Trustee..................................................92
Section 12.07              Resignation and Removal of the Trustee................................................92
Section 12.08              Successor Trustee.....................................................................93
Section 12.09              Merger or Consolidation of Trustee....................................................93
Section 12.10              Appointment of Co-Trustee or Separate.................................................94
Section 12.11              Authenticating Agent..................................................................95
Section 12.12              Tax Returns and Reports...............................................................95
Section 12.13              Protection of Trust Fund..............................................................96
Section 12.14              Representations, Warranties and Covenants of Trustee..................................97

                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

Section 13.01              Acts of Certificateholders............................................................99
Section 13.02              Amendment.............................................................................99
Section 13.03              Recordation of Agreement.............................................................100
Section 13.04              Duration of Agreement................................................................100
Section 13.05              Governing Law........................................................................100
Section 13.06              Notices..............................................................................100
Section 13.07              Severability of Provisions...........................................................100
Section 13.08              No Partnership.......................................................................101
Section 13.09              Counterparts.........................................................................101
Section 13.10              Successors and Assigns...............................................................101
Section 13.11              Headings.............................................................................101
Section 13.12              Paying Agent.........................................................................101
Section 13.13              Notification to Rating Agencies......................................................102



                                        (iv)

                                  EXHIBIT INDEX

EXHIBIT A                         Contents of Business File
EXHIBIT B-1                       Form of Class AF Certificate
EXHIBIT B-2                       Form of Class BF Certificate
EXHIBIT B-3                       Form of Class AV Certificate
EXHIBIT B-4                       Form of Class BV Certificate
EXHIBIT B-5                       Form of Class R Certificate
EXHIBIT C                         Principal and Interest Account
                                    Letter Agreement
EXHIBIT D                         Form of Transfer Affidavit
EXHIBIT E                         [Intentionally Omitted]
EXHIBIT E(1)                      Wiring Instructions Form
EXHIBIT F                         Initial Certification
EXHIBIT F-1                       Interim Certification
EXHIBIT F-2                       Final Certification
EXHIBIT G                         [Intentionally Omitted]
EXHIBIT H-1                       Group 1 Business Loan Schedule
EXHIBIT H-2                       Group 2 Business Loan Schedule
EXHIBIT I                         Request for Release of Documents
EXHIBIT J                         Form of Liquidation Report
EXHIBIT K                         Form of Delinquency Report
EXHIBIT L                         Servicer's Monthly Computer Tape Format
EXHIBIT M-1                       Form of Transferee Letter
EXHIBIT M-2                       Form of Rule 144A Certification

                                        (v)

         Agreement dated as of March 31, 1998, among Marine Midland Bank, as trustee (the "Trustee") and Sierrawest Bank, as Seller (the "Seller") and as Servicer (the "Servicer"):

                              PRELIMINARY STATEMENT

         The Seller, in the ordinary course of its business, originates loans in conjunction with the SBA 504 Loan Program (such loans, the "SBA 504 Loans") and the SBA ss.7(a) Loan Program (such loans, the "Section 7(a) Companion Loans" and, together with the SBA 504 Loans, the "Related Loans") and in connection with its Conventional Commercial Loan Program (such loans, the "CCL Loans") to businesses, which Business Loans are evidenced by the Business Notes in favor of the Seller.

         To facilitate the sale of the Business Loans and the servicing of the Business Loans by the Servicer, the Seller and the Servicer are entering into this Agreement with the Trustee. The Seller is transferring the Business Loans to the Trustee for the benefit of the Certificateholders under this Agreement, pursuant to which five classes of Certificates are being issued, denominated on the face thereof as SWB Business Loan-Backed Certificates, Series 1998-1, Class AF, Class BF, Class AV, Class BV and Class R, representing in the aggregate a 100% undivided beneficial ownership interest in the right to receive the principal portion of the Business Loans together with interest thereon at the then applicable Class Remittance Rates. The Initial Group 1 and Initial Group 2 Business Loans have an aggregate outstanding principal balance of $30,615,648.31 and $38,919,414.50, respectively, each as of March 31, 1998 (the "Cut-Off Date"), after application of payments received by the Seller on or before such date. The Class R Certificates are subordinated to the other Classes of Certificates to the extent described herein. As provided herein a real estate mortgage investment conduit ("REMIC") election will be made in connection with the assets instituting the REMIC for federal income tax purposes. On the Closing Day, all Classes of Certificates except for the Class R Certificates will be designated "regular interests" in the REMIC and the Class R Certificates will be designated the single class of "residual interests" in the REMIC for purposes of the REMIC Provisions.

         The parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

         Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the following meanings. This Agreement relates to a Trust Fund evidenced by SWB Business Loan-Backed Pass-Through Certificates, Series 1998-1. Unless otherwise provided, all calculations of interest pursuant to this Agreement including, but not limited to, the Interest Distribution Amounts, are based on a 360-day year consisting of twelve 30-day months.

         ACCOUNT: The Certificate Accounts, the Pre-Funding Accounts, the Capitalized Interest Accounts, and the Spread Account established by the Trustee for the benefit of the Certificateholders and the Expense Accounts established by the Trustee for the benefit of the Trustee. The Trustee's obligation to establish and maintain the Certificate Accounts is not delegable.

         ACCOUNT NUMBER: The number assigned to each Business Loan by the Seller, as set forth in Exhibits H-1 and H-2 hereto.

         ADDITION NOTICE: With respect to the transfer of Subsequent Business Loans to the Trust Fund pursuant to Section 2.09 herein, notice, which shall be given not later than three Business Days prior to the related Subsequent Transfer Date, of the Seller's designation of Subsequent Business Loans to be sold to the Trust Fund, the Group related to each Subsequent Business Loan and the aggregate Principal Balance of such Subsequent Business Loans.

         ADJUSTED BUSINESS LOAN REMITTANCE RATE: With respect to any Business Loan in any Group, a percentage per annum equal to the sum of (i) the then applicable weighted average Class Remittance Rates for each Class of Certificates for such Group and (ii) 0.025% per annum, relating to the Annual Expense Escrow Amount.

         ADJUSTMENT DATE: The first day of each Interest Accrual Period, commencing May 15, 1998.

         AGGREGATE CLASS A CERTIFICATE PRINCIPAL BALANCE: As of any date of determination and with respect to a Class of Class A Certificates, the Original Class A Certificate Principal Balance for such Class less all amounts previously distributed to the Class A Certificateholders of such Class in respect of principal.

         AGGREGATE CLASS B CERTIFICATE PRINCIPAL BALANCE: As of any date of determination and with respect to a Class of Class B Certificates, the Original Class B Certificate Principal Balance for such Class less all amounts previously distributed to the Class B Certificateholders of such Class in respect of principal.

         AGGREGATE PRINCIPAL BALANCE: As of any date of determination the aggregate Principal Balances for the Group 1 Business Loans or the Group 2 Business Loans, as the case may be.

         AGREEMENT: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

         ANNUAL EXPENSE ESCROW AMOUNT: With respect to a Group, the product of 0.025% per annum and the Aggregate Principal Balance for such Group, which is computed and payable on a monthly basis and represents the estimated annual Trustee's fees and Trust Fund expenses for such Group.

         ASSIGNMENT OF MORTGAGE: An assignment of the Mortgage, notice of transfer or equivalent instrument sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the transfer of the related Business Loan to the Trustee.

         AUTHENTICATING AGENT: Initially, Marine Midland Bank and thereafter, any successor appointed pursuant to Section 12.11.

         AVAILABLE FUNDS: With respect to each Remittance Date and for any Group, the sum of (i) all amounts received from any source by the Servicer or any Subservicer during the preceding calendar month with respect to principal and interest on the Business Loans in such Group (net of the Servicing Fee),
(ii) advances by the Servicer allocable to such Group, (iii) amounts to be transferred from the Pre-Funding Account and the Capitalized Interest Account allocable to such Group with respect to the Remittance Dates during the Funding Period and (iv) amounts in the Spread Account allocable to such Group.

         BALLOON LOAN: A Business Loan which is originated with a stated maturity of less than the period of time of the corresponding amortization schedule.

         BIF:  The Bank Insurance Fund, or any successor thereto.

         BUSINESS DAY: Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking institutions in the States of California or New York are authorized or obligated by law or executive order to be closed.

         BUSINESS FILE:  As described in Exhibit A.

         BUSINESS LOAN: An individual SBA 504 Loan, Section 7 (a) Companion Loan or CCL Loan which is transferred to the Trustee pursuant to this Agreement, together with the rights and obligations of a holder thereof and payments thereon and proceeds therefrom, the Business Loans originally subject to this Agreement being identified on the Business Loan Schedules. Any loan which, although intended by the parties hereto to have been, and which purportedly was, transferred and assigned to the Trust Fund by the Seller (as indicated by the Business Loan Schedule), in fact was not transferred and assigned to the Trust Fund for any reason whatsoever, shall nevertheless be considered a "Business Loan" for all purposes of this Agreement.

         BUSINESS LOAN INTEREST RATE: With respect to any date of determination, the then applicable annual rate of interest borne by a Business Loan, pursuant to its terms, which, as of the Cut-Off Date, is shown on the Business Loan Schedules.

         BUSINESS LOAN SCHEDULES: The Group 1 Business Loan Schedule and the Group 2 Business Loan Schedule.

         BUSINESS NOTE: The note or other evidence of indebtedness evidencing the indebtedness of an Obligor under a Business Loan.

         CAPITALIZED INTEREST ACCOUNTS: The Group 1 Capitalized Interest Account and the Group 2 Capitalized Interest Account.

         CAPITALIZED INTEREST REQUIREMENT: With respect to the Remittance Dates in May, June and July 1998 and for each Group, the excess, if any, of (i) 30 days' interest calculated at the weighted average Class Remittance Rates for the applicable Group on the excess of (a) the Aggregate Class A and Class B Certificate Principal Balances for such Group for such Remittance Date over (b) the aggregate Principal Balances of the Business Loans of such Group for such Remittance Date over (ii) any Pre-Funding Earnings for such Group to be transferred to the applicable Certificate Account on such Remittance Date pursuant to Section 6.04(d). With respect to the Special Remittance Date and for each Group, accrued interest calculated at the weighted average Class Remittance Rates for the applicable Group on the amount to be transferred on the Special Remittance Date from the Pre-Funding Account to the applicable Certificate Account pursuant to Section 6.04(c).

         CCL Loan: A Business Loan originated by the Seller in conjunction with the Seller's Conventional Commercial Loan Program.

         CERTIFICATE: Any Class AF, Class BF, Class AV, Class BV or Class R Certificate executed by the Servicer and authenticated by the Trustee or the Authenticating Agent substantially in the form annexed hereto as Exhibits B-1, B-2, B-3, B-4 and B-5.

         CERTIFICATE ACCOUNTS: The Group 1 Certificate Account and Group 2 Certificate Account.


         CERTIFICATEHOLDER or HOLDER: Each Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of giving any consent, waiver, request or demand pursuant to this Agreement, any Certificate registered in the name of the Seller, the Servicer, any Subservicer or any affiliate of any of them, shall be deemed not to be outstanding and the undivided Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Certificates necessary to effect any such consent, waiver, request or demand has been obtained.

         CERTIFICATEHOLDERS' INTEREST CARRYOVER: With respect to any Remittance Date and for any Class of Group 2 Certificates an amount equal to the sum of (x) if the Class Remittance Rate for the Group 2 Certificates is based upon the Group 2 Net Interest Cap, the excess of (i) the amount of interest such Class of Group 2 Certificates would be entitled to receive on such Remittance Date had interest been calculated based on the Prime Rate in effect for the related Interest Accrued Period minus the applicable margin over (ii) the amount of interest such Class will receive on such Remittance Date at the Group 2 Net Interest Cap, plus (y) the unpaid portion of any such excess from prior Remittance Dates (and interest accrued thereon at the then applicable Class Remittance Rate, without giving effect to the Group 2 Net Interest Cap).

         CERTIFICATE REGISTER:  As described in Section 4.02.

         CERTIFICATE REGISTRAR: Initially, Marine Midland Bank, and thereafter, any successor appointed pursuant to Section 4.02.

         CLASS: Collectively, Certificates having the same priority of payment and having the same designation.

         CLASS A CARRY-FORWARD AMOUNT: With respect to a Class of Class A Certificates, the aggregate amount, if any, by which (i) the Class A Principal Distribution Amount for such Class with respect to any preceding Remittance Date exceeded (ii) the amount of the actual principal distribution to such Class of Class A Certificates on such Remittance Date.

         CLASS A CERTIFICATE: A Certificate denominated as a Class AF or Class AV Certificate.

         CLASS A CERTIFICATEHOLDER:  A holder of a Class A Certificate.

         CLASS AF CERTIFICATE: a Certificate denominated as a Class AF Certificate.

         CLASS A PERCENTAGE: With respect to each Remittance Date, (i) for the Class AF Certificates 91%, representing the beneficial ownership interest of the Class AF Certificates in the Group 1 Business Loans or (ii) 91% for the Class AV Certificates, representing the beneficial ownership interest of the Class AV Certificates in the Group 2 Business Loans.

         CLASS A PRINCIPAL DISTRIBUTION AMOUNT AND CLASS B PRINCIPAL DISTRIBUTION AMOUNT: With respect to each Remittance Date and for any Class of Class A Certificates or Class of Class B Certificates , as applicable, the Class A or Class B Percentage for such Class of Class A or Class B Certificates, as the case may be, multiplied by the sum of, without duplication, (i) all payments and other recoveries of principal of a Business Loan in the related Group (net of amounts reimbursable to the Servicer pursuant to this Agreement) received by the Servicer or any Subservicer in the related Due Period; (ii) the principal portion of any Business Loan in the related Group actually purchased by the Seller or Servicer and actually received by the Trustee as of the related Determination Date; (iii) any Substitution Adjustments deposited in the applicable Principal and Interest Account and transferred to the applicable Certificate Account as of the related Determination Date; (iv) the then outstanding Principal Balance of any Business Loan in the related Group which, during the related Due Period, has become a Liquidated Business Loan; and (v) the amount, if any, released from the Pre-Funding Account related to such Group on the Remittance Dates during the Funding Period.

         CLASS A REMITTANCE RATE: With respect to the Class AF Certificates, 6.645% per annum. With respect to the Class AV Certificates, during the initial Interest Accrual Period, 6.25% per annum, and during each subsequent Interest Accrual Period for the Class AV Certificates, the Prime Rate in effect on the first Business Day of the month preceding the month of the related Adjustment Date minus 2.25% per annum, subject to the Group 2 Net Interest Cap.

         CLASS AV CERTIFICATE:  A Certificate denominated as a Class A
Certificate.

         CLASS B CERTIFICATE: A Certificate denominated as a Class BF or Class BV Certificate.

         CLASS B CARRY-FORWARD AMOUNT: With respect to a Class of Class B Certificates, the aggregate amount, if any, by which (i) the Class B Principal Distribution Amount for such Class with respect to any preceding Remittance Date exceeded (ii) the amount of the actual principal distribution to such Class of Class B Certificates on such Remittance Date.

         CLASS B CERTIFICATEHOLDER:  A holder of a Class B Certificate.

         CLASS BF CERTIFICATE: A Certificate denominated as a Class BF Certificate.

         CLASS B PERCENTAGE: With respect to each Remittance Date, (i) 9%, for the Class BF Certificates, representing the beneficial ownership interest of the Class BF Certificates in the Group 1 Business Loans or (ii) 9%, for the Class BV Certificates, representing the beneficial ownership interest of the Class BV Certificates in the Group 2 Business Loans.

         CLASS B REMITTANCE RATE: With respect to the Class BF Certificates, 7.005% per annum. With respect to the Class BV Certificates, during the initial Interest Accrual Period, 6.65% per annum and during each subsequent Interest Accrual Period for the Class BV Certificates, the Prime Rate in effect on the first Business Day of the month preceding the month of the related Adjustment Date minus 1.85% per annum, subject to the Group 2 Net Interest Cap.

         CLASS BV CERTIFICATE: A Certificate denominated as a Class BV Certificate.

         CLASS R CERTIFICATE:  A Certificate denominated as a Class R
Certificate.

         CLASS REMITTANCE RATE: The applicable Class A Remittance Rate or the applicable Class B Remittance Rate, as the context requires.

         CLOSING DATE:  May 8, 1998.

         CODE: The Internal Revenue Code of 1986, as amended, or any successor legislation thereto.

         COLLATERAL: All items of property (including a Mortgaged Property), whether real or personal, tangible or intangible, or otherwise, pledged by an Obligor or others to the Seller (including guarantees on behalf of the Obligor) to secure payment under a Business Loan.

         COMMERCIAL PROPERTY: Real property substantially all of which was used at the time of origination by the Obligor or others in the conduct of its business.

         COMPENSATING INTEREST:  As defined in Section 6.11.

         CONVENTIONAL COMMERCIAL LOAN PROGRAM: The Seller's Conventional Commercial Loan Program as described in the Private Placement Memorandum.

         CURTAILMENT: With respect to a Business Loan, any payment of principal received during a Due Period as part of a payment that is in excess of five times the amount of the Monthly Payment due for such Due Period and which is not intended to satisfy the Business Loan in full, nor is intended to cure a delinquency.

         CUT-OFF DATE:  March 31, 1998.

         DEFAULTED BUSINESS LOAN: Any Business Loan as to which the Obligor has failed to make unexcused payment in full of three or more consecutive Monthly Payments.

         DELETED BUSINESS LOAN: A Business Loan replaced by a Qualified Substitute Business Loan.

         DEPOSITORY: The Depository Trust Company and any successor Depository hereafter named.

         DESIGNATED DEPOSITORY INSTITUTION: An entity which is an institution whose deposits are insured by either the BIF or SAIF administered by the FDIC, the unsecured and uncollateralized long-term debt obligations of which shall be rated A2 or better by Moody's and which is either (i) a federal savings association duly organized, validly existing and in good standing under the federal banking laws, (ii) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (iii) a national banking association duly organized, validly existing and in good standing under the federal banking laws, or (iv) a principal subsidiary of a bank holding company.

         DETERMINATION DATE: That day of each month which is the third Business Day prior to the 15th day of such month.

         DIRECT PARTICIPANT: Any broker-dealer, bank or other financial institution for which the Depository holds Certificates from time to time as a securities depository.

         DTC CUSTODIAN: Marine Midland Bank, or any permitted successor or assignee.

         DUE DATE: The day of the month on which the Monthly Payment is due from the Obligor on a Business Loan.

         DUE PERIOD: With respect to each Remittance Date, the calendar month preceding the month in which such Remittance Date occurs.

         ELIGIBLE DEPOSIT ACCOUNT: Either (a) a segregated account with a Designated Depository Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the States (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account.

         EVENT OF DEFAULT:  As described in Section 10.01.

         EXCESS PAYMENTS: With respect to a Due Period, any amounts received on a Business Loan in excess of the Monthly Payment due on the Due Date relating to such Due Period which does not constitute either a Curtailment or a Principal Prepayment or payment with respect to an overdue amount. Excess Payments are payments of principal for purposes of this Agreement.

         EXCESS PROCEEDS: As of any Remittance Date, with respect to any Liquidated Business Loan, the excess, if any, of (a) the total Net Liquidation Proceeds, over (b) the Principal Balance of such Business Loan as of the date such Business Loan became a Liquidated Business Loan plus 30 days interest thereon at the then applicable Adjusted Business Loan Remittance Rate; provided, however, that such excess shall be reduced by the amount by which interest accrued on the advance, if any, made by the Servicer at the related Business
Loan Interest Rate(s) exceeds interest accrued on such advance at the then applicable weighted average Class Remittance Rates for the applicable Group.

         EXCESS SPREAD REMITTANCE DATE: Any Remittance Date on which the aggregate amount of funds available from both Groups to be deposited in the Spread Account exceeds the amount necessary to reach the Specified Spread Account Requirement.

         EXPENSE ACCOUNTS:  The Group 1 and Group 2 Expense Accounts.

         FDIC: The Federal Deposit Insurance Corporation and any successor thereto.

         FHLMC: The Federal Home Loan Mortgage Corporation and any successor thereto.

         FIDELITY BOND:  As described in Section 5.09.

         Five-Year CMT:  The five-year Constant Maturity Treasury Index.

         FNMA: The Federal National Mortgage Association and any successor thereto.

         FORECLOSED PROPERTY:  As described in Section 5.10.

         FORECLOSED PROPERTY DISPOSITION: The final sale of a Foreclosed Property acquired in foreclosure or by deed in lieu of foreclosure. The proceeds of any Foreclosed Property Disposition constitute part of the definition of Liquidation Proceeds.

         FUNDING PERIOD: The period commencing on the Closing Date and ending on the earliest to occur of (i) the date on which the sum of the amounts on deposit in (x) the Group 1 Pre-Funding Account and (y) the Group 2 Pre-Funding Account is less than $100,000, (ii) the date on which an Event of Default occurs and
(iii) the close of business on August 7, 1998.

         GLOBAL CERTIFICATES: Any Certificate registered in the name of the Depository or its nominee, beneficial interests of which are reflected on the books of the Depository or on the books of a Person maintaining any account with such Depository (directly or as an indirect participant in accordance with the rules of such Depository).

         GROUP:  Group 1 or Group 2, as the context requires.

         GROUP 1: A sub-trust of the Trust Fund, the assets of which include the Group 1 Business Loans.

         GROUP 1 BUSINESS LOANS: The Business Loans set forth on the Group 1 Business Loan Schedule, as amended from time to time.

         GROUP 1 BUSINESS LOAN SCHEDULE: The schedule of Initial Group 1 Business Loans listed on Exhibit H-1 attached hereto and delivered to the Trustee on the Closing Date, together with the schedule of Subsequent Business Loans for Group 1 reflecting the Subsequent Business Loans transferred to the Trust for Group 1 on the related Subsequent Transfer Date, such schedule identifying each Group 1 Business Loan by address of the related premises, and the name of the Obligor and setting forth as to each Group 1 Business Loan the following information: (i) the Principal Balance as of the close of business on the Cut-Off Date, (ii) the Account Number, (iii) the original principal amount of the Group 1 Business Loan, (iv) the

Group 1 Business Loan date and original number of months to maturity, (v) the Group 1 Business Loan Interest Rate, (vi) when the first Monthly Payment was due, (vii) the Monthly Payment as of the Cut-Off Date, and (viii) the remaining number of months to maturity as of the Cut-Off Date.

         GROUP 1 CAPITALIZED INTEREST ACCOUNT: As described in Section 6.04 hereof.

         GROUP 1 CERTIFICATES:  The Class AF and Class BF Certificates.

         GROUP 1 CERTIFICATE ACCOUNT:  As described in Section 6.01 hereof.

         GROUP 1 EXPENSE ACCOUNT:  As described in Section 6.03 hereof.

         GROUP 1 PRE-FUNDING ACCOUNT: As described in Section 6.04 hereof.

         GROUP 1 PRINCIPAL AND INTEREST ACCOUNT: As described in Section 5.03 hereof.

         GROUP 2: A sub-trust of the Trust Fund, the assets of which include the Group 2 Business Loans.

         GROUP 2 BUSINESS LOANS: The Business Loans set forth on the Group 2 Business Loan Schedule, as amended from time to time.

         GROUP 2 BUSINESS LOAN SCHEDULE: The schedule of Initial Group 2 Business Loans listed on Exhibit H-2 attached hereto and delivered to the Trustee on the Closing Date, together with the schedule of Subsequent Business Loans for Group 2 reflecting the Subsequent Business Loans transferred to the Trust for Group 2 on the related Subsequent Transfer Date, such schedule identifying each Group 2 Business Loan by address of the related premises, and the name of the Obligor and setting forth as to each Group 2 Business Loan the following information: (i) the Principal Balance as of the close of business on the Cut-Off Date, (ii) the Account Number, (iii) the original principal amount of the Business Loan, (iv) the Group 2 Business Loan date and original number of months to maturity, (v) the Group 2 Business Loan Interest Rate, (vi) when the first Monthly Payment was due, (vii) the Monthly Payment as of the Cut-Off Date,
(viii) the remaining number of months to maturity as of the Cut-Off Date, (ix) the margin which is added to the Prime Rate or Treasury Rate to determine the Business Loan Interest Rate, and (x) the lifetime minimum and maximum Business Loan Interest Rates, if applicable.

         GROUP 2 CAPITALIZED INTEREST ACCOUNT: As described in Section 6.04 hereof.

         GROUP 2 CERTIFICATES:  The Class AV and Class BV Certificates.

         GROUP 2 CERTIFICATE ACCOUNT:  As described in Section 6.01 hereof.

         GROUP 2 PRE-FUNDING ACCOUNT: As described in Section 6.04 hereof.

         GROUP 2 EXPENSE ACCOUNT:  As described in Section 6.03 hereof.

         GROUP 2 PRINCIPAL AND INTEREST ACCOUNT: As described in Section 5.03 hereof.

         GROUP 2 NET INTEREST CAP: With respect to any Remittance Date, the per annum rate equal to the positive difference between (A) the weighted average Business Loan Interest Rate of the Group 2 Business Loans and (B) the sum of rates used in determining (i) the Servicing Fee and (ii) the Trustee Fee.

         GROUP SPREAD  ACCOUNT  PORTION:  For a Group shall equal the product of
(i) the amount required to be deposited into the Spread Account so that the amount then on deposit therein equals the Specified Spread Account Requirement and (ii) a fraction, the numerator of which is the amount available from such Group to be deposited into the Spread Account and the denominator of which is the aggregate amount available from both Groups to be deposited into the Spread Account.

         INDIRECT PARTICIPANT: Any financial institution for whom any Direct Participant holds an interest in any Certificate.

         INDIVIDUAL CERTIFICATE: Any Certificate registered in the name of a holder other than the Depository or its nominee.

         INITIAL GROUP 1 BUSINESS LOANS: The Business Loans listed on Exhibit H-1 hereto and delivered to the Trustee on the Closing Date.

         INITIAL GROUP 2 BUSINESS LOANS: The Business Loans listed on Exhibit H-2 hereto and delivered to the Trustee on the Closing Date.

         INSTITUTIONAL ACCREDITED INVESTOR: Any Person meeting the requirements of Rule 501 (a) (1) - (3) or (7) under the Securities Act.

         INSURANCE PROCEEDS: Proceeds paid by any insurer pursuant to any insurance policy covering a Business Loan, Collateral or Foreclosed Property, including but not limited to title, hazard, life, health and/or accident insurance policies.

         INTEREST ACCRUAL PERIOD: With respect to each Remittance Date, (i) for the Group 1 Certificates, the calendar month immediately preceding such Remittance Date and (ii) for the Group 2 Certificates, the period commencing on the 15th day of the month preceding such Remittance Date and ending on the 14th day of the month of such Remittance Date (or for the Remittance Date occurring in May 1998, the period commencing on the Closing Date and ending on May 14, 1998).

         INTEREST DISTRIBUTION AMOUNT: With respect to each Class of Group 1 or Group 2 Certificates on each Remittance Date, the sum of (i) the interest accrued for the related Interest Accrual Period at the then applicable Class Remittance Rate on the Aggregate Class A or Aggregate Class B Certificate Principal Balance for such Class of Class A or Class B Certificates, as the case may be, outstanding immediately prior to such Remittance Date and (ii) the amount of the shortfall, if any, of any interest that the Certificates of the respective Class were entitled to receive on a preceding Remittance Date but did not receive plus interest thereon at the then applicable Class Remittance Rate for the respective Class of Certificates compounded monthly.

         LIQUIDATED BUSINESS LOAN: Any Defaulted Business Loan or Foreclosed Property as to which the Servicer has determined that all amounts which it reasonably and in good faith expects to recover have been recovered from or on account of such Business Loan.

         LIQUIDATION PROCEEDS: Cash, including Insurance Proceeds, proceeds of any Foreclosed Property Disposition, revenues received with respect to the conservation and disposition of a Foreclosed Property, and any other amounts received in connection with the liquidation of defaulted Business Loans, whether through trustee's sale, foreclosure sale or otherwise.

         LOAN-TO-VALUE RATIO OR LTV: With respect to any Business Loan, the percentage obtained by dividing (x) the Principal Balance of such Business Loan on the date of origination reduced by the amount of any prior liens by (y) the appraised value of such Business Loan at the time of origination.

         MAJORITY CERTIFICATEHOLDERS: The Holder or Holders of Class A and Class B Certificates evidencing combined Aggregate Class A Certificate Principal Balances and combined Aggregate Class B Certificate Principal Balances in excess of 50% of the combined Aggregate Class A Certificate Principal Balances and Aggregate Class B Certificate Principal Balances.

         MONTHLY ADVANCE:  An advance made by the Servicer pursuant to Section
6.10 hereof.

         MONTHLY PAYMENT: The monthly payment of principal and/or interest required to be made by an Obligor on the related Business Loan, as adjusted pursuant to the terms of the related Business Note.

         MOODY'S:  Moody's Investors Service, Inc. or any successor thereto.

         MORTGAGE: The mortgage, deed of trust or other instrument creating a lien on a Mortgaged Property.

         MORTGAGED PROPERTY: The underlying real property, if any, securing a Business Loan, consisting of a Commercial Property and any improvements thereon.

         NET LIQUIDATION PROCEEDS: Liquidation Proceeds net of (i) any reimbursements to the Servicer made therefrom pursuant to Section 5.04(b) and
(ii) amounts required to be released to the related Obligor pursuant to applicable law.

         1933 ACT: The Securities Act of 1933, as amended.

         OBLIGOR:  The obligor on a Business Note.

         OFFICER'S CERTIFICATE: A certificate delivered to the Trustee signed by the Chairman of the Board, the President, an Executive Vice President, a Vice President, an Assistant Vice President, the Treasurer, the Secretary, or one of the Assistant Secretaries of the Seller or the Servicer as required by this Agreement.

         ONE-YEAR CMT:  The one-year Constant Maturity Treasury Index.

         OPINION OF COUNSEL: A written opinion of counsel, who may, without limitation, be counsel for the Seller or the Servicer, reasonably acceptable to the Trustee and experienced in matters relating thereto; except that any opinion of counsel relating to (a) the qualification of the Trust Fund as a REMIC or (b) compliance with the REMIC Provisions, must be an opinion of counsel who (i) is in fact independent of the Seller or the Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Seller or the Servicer or in an affiliate thereof and (iii) is not connected with the Seller or the Servicer as an officer, employee, director or person performing similar functions.

         ORIGINAL  CLASS A CERTIFICATE  PRINCIPAL  BALANCE:  With respect to the
Class  AF   Certificates,   $33,896,000   and  with  respect  to  the  Class  AV
Certificates, $43,453,000.

         ORIGINAL CLASS B CERTIFICATE PRINCIPAL BALANCE: With respect to the Class BF Certificates, $3,352,000 and with respect to the Class BV Certificates, $4,297,000.

         ORIGINAL PRE-FUNDED AMOUNT: $15,464,937.19 representing the amount deposited in the Pre-Funding Account on the Closing Date, of which $6,632,778.46 shall be allocated to Group 1 and $8,832,158.73 shall be allocated to Group 2.

         ORIGINAL PRINCIPAL BALANCE: With respect to the Initial Group 1 Business Loans, $30,615,648.31 and with respect to the Initial Group 2 Business Loans, $38,919,414.50.

         PAYING AGENT: Initially, Marine Midland Bank, and thereafter, any other Person that meets the eligibility standards for the Paying Agent specified in
Section 13.12 hereof and is authorized by the Trustee to make payments on the Certificates on behalf of the Trustee.

         PERCENTAGE INTEREST: With respect to a Class of Class A or Class of Class B Certificates, the portion of the Trust Fund evidenced by such Class A or Class B Certificate, expressed as a percentage, the numerator of which is the denomination represented by such Class A or Class B Certificate and the denominator of which is the Original Class A Certificate Principal Balance for such Class of Class A Certificates or the Original Class B Certificate Principal Balance for such Class of Class B Certificates, as the case may be. The Certificates are issuable only in the minimum Percentage Interest corresponding to a minimum denomination of $100,000 and integral multiples of $1,000 in excess thereof, except for one Certificate of each Class which may be issued in a different denomination to equal the remainder of the Original Class A Certificate Principal Balance or the Original Class B Certificate Principal Balance of the respective Class, as the case may be. With respect to the Class R Certificates, the portion of the Class evidenced thereby, expressed as a percentage, as stated on the face of such Certificate, which shall be 100%.

         PERMITTED INSTRUMENTS: As used herein, Permitted Instruments shall include the following:

                           (i) direct  general  obligations  of, or  obligations
                  fully and unconditionally guaranteed as to the timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, FHA debentures, Federal Home Loan Bank consolidated senior debt obligations, and FNMA senior debt obligations, but excluding any of such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption;

                           (ii) federal  funds,  certificates  of deposit,  time
                  deposits and banker's acceptances (having original maturities of not more than 365 days) of any bank or trust company incorporated under the laws of the United States or any state thereof, provided that the short-term debt obligations of such bank or trust company at the date of acquisition thereof have been rated Prime-1 or better by Moody's;

                           (iii) deposits of any bank or savings and loan association which has combined capital, surplus and undivided profits of at least $3,000,000 which deposits are held only up to the limits insured by the BIF or SAIF administered by the FDIC, provided that the unsecured long-term debt obligations of such bank or savings and loan association have been rated A3 or better by Moody's;

                           (iv) commercial paper (having original  maturities of
                  not more than 365 days) rated Prime-1 or better by Moody's;

                           (v) debt obligations rated Aaa by Moody's (other than
                  any such obligations that do not have a fixed par value and/or whose terms do not promise a fixed dollar amount at maturity or call date);

                           (vi) investments in money market funds rated Aaa or better by Moody's the assets of which are invested solely in instruments described in clauses (i)-(v) above; and

                           (vii) any other  investment  acceptable to the Rating
                  Agency, written confirmation of which shall be furnished to the Trustee prior to any such investment.

         PERMITTED TRANSFEREE: Any Person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in Code Section 521) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in Code section 860E(c)(1)) with respect to any Class R Certificate, (iv) rural electric and telephone cooperatives described in Code
Section 1381(a)(2)(C), (v) a Person other than a "United States Person" as defined in Code Section 7701(a)(30), unless the Servicer consents in writing to the Transfer to such Person and (vi) any other Person so designated by the Servicer based upon an Opinion of Counsel that the transfer of a Percentage Interest in a Class R Certificate to such Person may cause the Trust Fund to fail to qualify as a REMIC at any time that the Certificates are outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in Code Section 7701 or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of FHLMC, a majority of its board of directors is not selected by such governmental unit.

         PERSON: Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, national banking association, unincorporated organization or government or any agency or political subdivision thereof.

         PRE-FUNDED AMOUNT: With respect to any date of determination, the amount on deposit in the Pre-Funding Account.

         PRE-FUNDING ACCOUNT: The Pre-Funding Account established in accordance with Section 6.04 hereof and maintained by the Trustee.

         PRE-FUNDING EARNINGS: With respect to the Remittance Date in May 1998, the actual investment earnings earned during the period from the Closing Date through the Business

Day immediately preceding the Determination Date in May 1998 (inclusive) on the Pre-Funded Amount. With respect to the Remittance Dates in June and July 1998, the actual investment earnings earned during the period from the Determination Date in June and July 1998, respectively, through the Business Day immediately preceding the Determination Date in June and July 1998, respectively (inclusive), on the Pre-Funded Amount.

         PRIME RATE: With respect to any date of determination, the lowest prime lending rate published in the Money Rate Section of the West Coast Edition of The Wall Street Journal on the next succeeding Business Day.

         PRINCIPAL AND INTEREST ACCOUNT: The Group 1 and Group 2 Principal and Interest Account.

         PRINCIPAL BALANCE: With respect to any Business Loan or related Foreclosed Property, at any date of determination, (i) the principal balance of the Business Loan outstanding as of the Cut-Off Date or Subsequent Cut-Off Date, as the case may be, after application of principal payments received on or before such date, minus (ii) the sum of (a) the principal portion of the Monthly Payments received during each Due Period ending prior to the most recent Remittance Date, which were distributed pursuant to Section 6.07 on any previous Remittance Date, and (b) all Principal Prepayments, Curtailments, Excess
Payments, Insurance Proceeds, Released Mortgaged Property Proceeds, Net Liquidation Proceeds and net income from a Foreclosed Property to the extent applied by the Servicer as recoveries of principal in accordance with the provisions hereof, which were distributed pursuant to Section 6.07 on any previous Remittance Date. The Principal Balance of any Liquidated Business Loan or any Business Loan that has been paid off will equal $0.

         PRINCIPAL PREPAYMENT: Any payment or other recovery of principal on a Business Loan equal to the outstanding principal balance thereof, received in advance of the final scheduled Due Date which is intended to satisfy a Business Loan in full.

         PRIVATE  PLACEMENT  MEMORANDUM:   The  Confidential  Private  Placement
Memorandum dated May 6, 1998 prepared by the Bank in connection with the offer and sale of the Class A and Class B Certificates.

         QUALIFIED INSTITUTIONAL BUYER: As used herein, has the meaning ascribed to such term in Rule 144A under the Securities Act.

         QUALIFIED SUBSTITUTE BUSINESS LOAN: A Business Loan or Business Loans substituted for a Deleted Business Loan pursuant to Section 2.05 or 3.03 hereof, which (i) has or have a Business Loan Interest Rate or Rates of not less than (and not more than two percentage points more than) the Business Loan Interest Rate for the Deleted Business Loan, (ii) relates or relate to the same type of Collateral as the Deleted Business Loan, (iii) matures or mature no later than (and not more than one year earlier than) the Deleted Business Loan, (iv) has or have a Loan-to-Value Ratio or Loan-to-Value Ratios at the time of such substitution no higher than the

Loan-to Value Ratio of the Deleted Business Loan at such time, (v) has or have a principal balance or principal balances (after application of all payments received on or prior to the date of substitution) equal to or less than the Principal Balance as of such date of the Deleted Business Loan, (vi) was originated under the same program type as the Deleted Business Loan; and (vii) complies or comply as the date of substitution with each representation and warranty set forth in Section 3.02.

         RATING AGENCY:  Moody's.

         RATING AGENCY CONDITION: With respect to any specified action, that the Rating Agency shall have notified the Servicer and the Trustee, orally or in writing, that such action will not result in a reduction or withdrawal of the rating assigned by the Rating Agency to each Class of Certificates.

         RECORD DATE: With respect to any Remittance Date, the close of business on the last day of the month immediately preceding the month of the related Remittance Date (or in the case of the Closing Date, the Closing Date). With respect to the Special Remittance Date, July 31, 1998.

         REIMBURSABLE AMOUNTS: As of any date of determination, an amount payable to the Servicer and/or the Seller with respect to (i) the Monthly Advances and Servicing Advances reimbursable pursuant to Section 5.04(b), (ii) any advances reimbursable pursuant to Section 9.01 and not previously reimbursed pursuant to Section 6.03(c)(i), and (iii) any other amounts reimbursable to the Servicer or the Seller pursuant to this Agreement.

         RELEASED MORTGAGED PROPERTY PROCEEDS: As to any Business Loan secured by a Mortgaged Property, proceeds received by the Servicer in connection with
(a) a taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or (b) any release of part of the Mortgaged Property from the lien of the related Mortgage, whether by partial condemnation, sale or otherwise, which is not released to the Obligor in accordance with applicable law, the Servicer's customary Business Loan servicing procedures and this Agreement.

         REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

         REMIC CHANGE OF LAW: Any proposed, temporary or final regulation, revenue ruling, revenue procedure or other official announcement or interpretation relating to the REMIC and the REMIC Provisions issued after the Closing Date.

         REMIC PROVISIONS: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

         REMIC TRUST FUND: The assets of the Trust Fund for which a REMIC election has been made.

         REMITTANCE DATE: The 15th day of any month or if such 15th day is not a Business Day, the first Business Day immediately following, commencing in May 1998.

         RESPONSIBLE OFFICER: When used with respect to the Trustee, any officer assigned to the Corporate Trust Division, including any Vice President, Assistant Vice President, any Assistant Secretary, any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject. When used with respect to the Seller, the President, any Executive Vice President, any Senior Vice President, any Vice President, Assistant Vice President, the Treasurer or any Secretary or Assistant Secretary.

         RULE 144A CERTIFICATION: A letter substantially in the form attached hereto as Exhibit O-2.

         SAIF: The Savings Association Insurance Fund, or any successor thereto.

         SBA: The United States Small Business Administration, an agency of the United States Government.

         SBA RULES AND REGULATIONS: The Small Business Act, as amended, codified at 15 U.S.C. 631 et. seq., all rules and regulations promulgated from time to time thereunder and the Loan Guaranty Agreement.

         SBA 504 LOAN: A Business Loan originated by the Seller in conjunction with the SBA 504 Loan Program.

         SBA 504 LOAN PROGRAM: The program established by the SBA pursuant to Rule 504 of the SBA Rules and Regulations.

         SBA ss. 7(a) LOAN: A loan originated pursuant to Section 7(a) of the SBA Rules and Regulations.

         SBA ss. 7(a) LOAN PROGRAM: A general business loan program established under Section 7(a) of the Small Business Act of 1953.

         SECTION 7(a) COMPANION LOAN: A Business Loan originated by the Seller in conjunction with originating an SBA ss.7 (a) Loan to the same Obligor.

         SECURITIES ACT:  The Securities Act of 1933, as amended.

         SECURITIES LEGEND: "THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) IN CERTIFICATED FORM TO AN "INSTITUTIONAL ACCREDITED INVESTOR" (WITHIN THE MEANING OF RULE 501(a)(1)-(3) OR (7) UNDER THE SECURITIES ACT) PURCHASING FOR INVESTMENT AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE AGREEMENT AND (B) THE RECEIPT BY THE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND SECURITIES AND BLUE SKY LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION, (3) PURSUANT TO ANOTHER EXEMPTION AVAILABLE UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (4) PURSUANT TO A VALID REGISTRATION STATEMENT. "

         SELLER: SierraWest Bank (formerly known as Truckee River Bank), a California state chartered bank, and its successors and assigns as Seller hereunder.

         SERIES:  1998-1.

         SERVICER: SierraWest Bank (formerly known as Truckee River Bank), a California state chartered bank, and its successors and assigns as Servicer hereunder.

         SERVICER'S CERTIFICATE:  The certificate as defined in Section 6.09.

         SERVICING ADVANCES: All reasonable and customary "out-of-pocket" costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of the Mortgaged Property or other Collateral, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of the Foreclosed Property, (iv) compliance with the obligations under clause (iv) of Section 5.01(a) and Sections 5.02 and 5.07, which Servicing Advances are reimbursable to the Servicer to the extent provided in Section 5.04(b) and (v) in connection with the liquidation of a Business Loan, expenditures relating to the purchase or maintenance of any prior lien pursuant to Section 5.14, for all of which costs and expenses the Servicer is entitled to reimbursement thereon up to a maximum rate per annum equal to the related Business Loan Interest Rate, except that any amount of such interest accrued at a rate in excess of the weighted average Class A and Class B Remittance Rates for the applicable Group with respect to the Remittance Date on or prior to which the Net Liquidation Proceeds will be distributed shall be reimbursable only from Excess Proceeds.

         SERVICING FEE: As to each Business Loan, the annual fee payable to the Servicer. Such fee shall be calculated and payable monthly from the amounts received in respect of interest on such Business Loan, shall accrue at the rate of 0.40% per annum and shall be computed on the basis of the same principal amount and for the period respecting which any related interest payment on a Business Loan is computed. The Servicing Fee is payable solely from the interest portion of related (i) Monthly Payments, (ii) Liquidation Proceeds or (iii) Released Mortgaged Property Proceeds collected by the Servicer, or as otherwise provided in Section 5.04. The Servicing Fee includes any servicing fees owed or payable to any Subservicer.

         SERVICING OFFICER: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Business Loans whose name appears on a list of servicing officers furnished to the Trustee by the Servicer, as such list may from time to time be amended.

         SPECIAL REMITTANCE DATE:  August 8, 1998.

         SPECIFIED SPREAD ACCOUNT REQUIREMENT: The maximum amount of Spread Balance required to be on deposit at any time in the Spread Account which, with respect to any Remittance Date, shall be equal to the sum of (i) the then outstanding principal balance of the Business Loans 180 days or more delinquent and (ii) the greater of (a) 6.0% of the then outstanding aggregate principal balance of the Group 1 and Group 2 Business Loans or (b) 2.0% of the sum of (x) the Original Principal Balance for the Group 1 Business Loans and (y) the Original Principal Balance for the Group 2 Business Loans; provided, however, that the Specified Spread Account Requirement shall not exceed the then current Aggregate Class A and Aggregate Class B Certificate Principal Balances; and, for purposes of clauses (i) and (ii)(a), there shall be excluded the principal portion of the Business Loans which have been delinquent 24 months or have been determined to be uncollectible, in whole or in part, by the Servicer, to the extent that the Certificateholders have previously received the principal balance of such Business Loans.

         SPREAD ACCOUNT:  As described in Section 6.02.

         SPREAD ACCOUNT EXCESS:  As defined in Section 6.02(b)(iii).

         SPREAD BALANCE: As of any date of determination, the sum of the aggregate amount then on deposit in the Spread Account.

         STARTUP DAY:  The meaning set forth in Section 2.06 hereof.

         SUBSEQUENT CUT-OFF DATE: The beginning of business on each date specified in a Subsequent Transfer Agreement with respect to those Subsequent Business Loans which are transferred and assigned to the Trust Fund pursuant to the related Subsequent Transfer Agreement.

         SUBSEQUENT BUSINESS LOANS: The Business Loans sold to the Trust Fund pursuant to Section 2.09, which shall be listed on the Schedules of Business Loans attached to the related Subsequent Transfer Agreement.

         SUBSEQUENT TRANSFER AGREEMENT: Each Subsequent Transfer Agreement dated as of a Subsequent Transfer Date executed by the Trustee and the Seller, by which Subsequent Business Loans are sold and assigned to the Trust Fund.

         SUBSEQUENT TRANSFER DATE: The date specified as such in each Subsequent Transfer Agreement.

         SUBSERVICER: Any person with whom the Servicer has entered into a Subservicing Agreement and who satisfies any requirements set forth in Section 5.01(b) hereof in respect of the qualification of a Subservicer.

         SUBSERVICING AGREEMENT: Any agreement between the Servicer and any Subservicer relating to subservicing and/or administration of certain Business Loans as provided in Section 5.01(b), a copy of which shall be delivered, along with any modifications thereto, to the Trustee.

         SUBSTITUTION ADJUSTMENT: As to any date on which a substitution occurs pursuant to Sections 2.05 or 3.03, the amount (if any) by which the aggregate principal balances (after application of principal payments received on or before the date of substitution) of any Qualified Substitute Business Loans as of the date of substitution are less than the aggregate of the Principal Balances of the related Deleted Business Loans.

         TAX MATTERS PERSON: The Person or Persons designated from time to time to act as the "tax matters person" (within the meaning of the REMIC Provisions) of the Trust Fund.

         TAX RETURN: The federal income tax return on Internal Revenue Service Form 1066, "U.S. Real Estate Mortgage Investment Conduit Income Tax Return," including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust Fund due to its classification as a REMIC under the REMIC Provisions, together with any and all other information reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provision of federal, state or local tax laws.

         TERMINATION PRICE:  The price defined in Section 11.01 hereof.

         TOTAL AVAILABLE FUNDS: With respect to each Remittance Date and for any Group, the related Available Funds for such Group plus (or minus) the amount, if any, received from (or distributed to) the other Group pursuant to Section 6.08.

         TRUST FUND: The segregated pool of assets subject hereto, constituting the trust created hereby and to be administered hereunder, consisting of: (i) such Business Loans as from time to time are subject to this Agreement, together with the Business Files relating thereto and all proceeds thereof, (ii) such assets (including any Permitted Instruments) as from time to time are identified as Foreclosed Property or are deposited in or constitute the Certificate Account, (iii) the Trustee's rights under all insurance policies with respect to the Business Loans required to be maintained pursuant to this Agreement and any Insurance Proceeds, (iv) any Liquidation Proceeds, (v) any Released Mortgaged Property Proceeds, including all earnings thereon and proceeds thereof and (vi) amounts on deposit in the Spread Account. Amounts deposited in the Principal and Interest Account, Pre-Funding Account and Capitalized Interest Account shall not constitute part of the Trust Fund. The Business Loans included from time to time in the Trust Fund shall be divided into two separate sub trusts, one for the Group 1 Business Loans and one for the Group 2 Business Loans.

         TRUSTEE: Marine Midland Bank, or its successor in interest, or any successor trustee appointed as herein provided.

         TRUSTEE'S DOCUMENT FILE: The documents delivered pursuant to Section 2.04.

                                   ARTICLE II

                      SALE AND CONVEYANCE OF THE TRUST FUND

                  Section 2.01      Sale and Conveyance of Trust Fund.

                  (a) The Seller hereby sells, transfers, assigns, sets over and conveys to the Trustee without recourse and for the benefit of the Certificateholders, subject to the terms of this Agreement, all of the right, title and interest of the Seller in and to the Initial Business Loans and all other assets included or to be included in the Trust Fund.

                  (b) The rights of the Certificateholders to receive payments with respect to the Business Loans in respect of the Certificates, and all ownership interests of the Certificateholders in such payments, shall be as set forth in this Agreement.

                  Section 2.02      Possession of Business Files.

                  (a) Upon the issuance of the Certificates, the ownership of each Business Note, the Mortgage and the contents of the related Business File relating to the Initial Business Loans is, and upon each Subsequent Transfer Date the ownership of each Business Note, the Mortgage and the contents of the related Business File relating to the applicable Subsequent Business Loans will be, vested in the Trustee for the benefit of the Certificateholders.

                  (b) Pursuant to Section 2.04, with respect to the Initial Business Loans the Seller has delivered or caused to be delivered, and, on each Subsequent Transfer Date, the Seller will deliver or cause to be delivered, each Business Note to the Trustee. In this regard, all rights of the Class R Certificateholders to receive payments in respect of the Class R Certificates and all ownership interests of the Class R Certificateholders in and to such payments, are subject and subordinate to the preferential rights of the Class A and Class B Certificateholders, to receive payments in respect of the Class A and Class B Certificates, respectively, and the ownership interests of the Class A and Class B Certificateholders in such payments, to the extent set forth herein. In accordance with the foregoing, the ownership interest of the Class R Certificateholders in amounts deposited in the Principal and Interest Accounts and any Account from time to time shall not vest unless and until such amounts are distributed in respect of the Class R Certificates in accordance with the terms of this Agreement.

                  Section 2.03      Books and Records.

                  The sale of each Business Loan shall be reflected on the Seller's balance sheet and other financial statements as a sale of assets by the Seller and the Seller shall respond to any third-party inquiry that such transfer is so reflected as a sale. The Seller shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Business Loan which shall be clearly marked to reflect the ownership of each Business Loan by the Trustee for the benefit of the Certificateholders.

                  Section 2.04      Delivery of Business Loan Documents.

                  The Seller, (i) contemporaneously with the delivery of this Agreement, has delivered or caused to be delivered to the Trustee and (ii) on each Subsequent Transfer Date, will deliver or cause to be delivered to the Trustee, each of the following documents for each Initial Business Loan or Subsequent Business Loan, as the case may be:

                  (a) The original Business Note, endorsed by means of an allonge as follows: "Pay to the order of Marine Midland Bank, and its successors and assigns, as trustee under that certain Pooling and Servicing Agreement relating to SWB Business Loan-Backed Certificates, Series 1998-1, Class A and Class B, as their respective interests may appear, without recourse" and signed, by facsimile or manual signature, in the name of the Seller by a Responsible Officer, with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Seller, if the Seller was not the originator;

                  (b) Either: (i) the original Mortgage, with evidence of recording thereon, (ii) a copy of the Mortgage certified as a true copy by a Responsible Officer of the Seller where the original has been transmitted for recording until such time as the original is returned by the public recording office or duly licensed title or escrow officer or (iii) a copy of the Mortgage certified by the public recording office in those instances where the original recorded Mortgage has been lost;

                  (c) Either: (i) the original Assignment of Mortgage from the Seller endorsed as follows: "Marine Midland Bank ("Assignee"), its successors and assigns, without recourse, in its capacity as trustee under that certain Pooling and Service Agreement relating to SWB Business Loan-Backed Certificate, Series 1998-1" with evidence of recording thereon (provided, however, that where permitted under the laws of the jurisdiction wherein the Mortgaged Property is located, the Assignment of Mortgage may be effected by one or more blanket assignments for Business Loans secured by Mortgaged Properties located in the same county), or (ii) a copy of such Assignment of Mortgage certified as a true copy by a Responsible Officer of the Seller where the original has been transmitted for recording (provided, however, that where the original Assignment of Mortgage is not being delivered to the Trustee, the Responsible Officer may complete one or more blanket certificates attaching copies of one or more Assignments of Mortgage relating to the Mortgages originated by the Seller);

                  (d) Either: (i) originals of all intervening assignments, if any, showing a complete chain of title from the originator to the Seller, including warehousing assignments, with evidence of recording thereon if such assignments were recorded, (ii) copies of any assignments certified as true copies by a Responsible Officer of the Seller where the originals have been submitted for recording until such time as the originals are returned by the public recording officer, or (iii) copies of any assignments certified by the public recording office in any instances where the original recorded assignments have been lost;

                  (e) Either: (i) originals of all title insurance policies relating to the Mortgaged Properties to the extent the Seller obtained such policies or (ii) copies of any title insurance policies or other evidence of lien position, including but not limited to PIRT policies, limited liability reports and lot book reports, to the extent the Seller obtain such policies or other evidence of lien position, certified as true by the Seller;

                  (f) Blanket assignment of all Collateral securing the Business Loan, including without limitation, all rights under applicable guarantees and insurance policies;

                  (g) Irrevocable power of attorney of the Seller to the Trustee to execute, deliver, file or record and otherwise deal with the Collateral for the Business Loans in accordance with this Agreement. The power of attorney will be delegable by the Trustee to the Servicer and any successor servicer and will permit the Trustee or its delegate to prepare, execute and file or record UCC financing statements and notices to insurers; and

                  (h) Blanket UCC-1 financing statements identifying by type all Collateral for the Business Loans and naming the Trustee as Secured Party and the Seller as the Debtor. The UCC-1 financing statements will be filed promptly following the Closing Date in California and will be in the nature of protective notice filings rather than true financing statements.

                  The Seller shall, within ten Business Days after the receipt thereof, and in any event, within one year of the Closing Date (or, with respect to the Subsequent Business Loans, within one year of the related Subsequent Transfer Date), deliver or cause to be delivered to the Trustee: (i) the original recorded Mortgage in those instances where a copy thereof certified by the Seller was delivered to the Trustee; (ii) the original recorded Assignment of Mortgage from the Seller to the Trustee, which, together with any intervening assignments of Mortgage, evidences a complete chain of title from the originator to the Trustee in those instances where copies thereof certified by the Seller were delivered to the Trustee; and (iii) any intervening assignments of Mortgage in those instances where copies thereof certified by the Seller were delivered to the Trustee. Notwithstanding anything to the contrary contained in this
Section 2.04, in those instances where the public recording office retains the original Mortgage, Assignment of Mortgage or the intervening assignments of the Mortgage after it has been recorded, the Seller shall be deemed to have satisfied its obligations hereunder upon delivery to the Trustee of a copy of such Mortgage, Assignment of Mortgage or assignments of Mortgage certified by the public recording office to be a true copy of the recorded original thereof. All Business Loan documents held by the Trustee as to each Business Loan are referred to herein as the "Trustee's Document File."

                  Although it is the intent of the parties to this Agreement that the conveyance of the Seller's right, title and interest in and to the Business Loans and other assets in the Trust Fund pursuant to this Agreement shall constitute a purchase and sale and not a loan, in the event that such conveyance is deemed to be a loan, it is the intent of the parties to this Agreement that the Seller shall be deemed to have granted, and hereby does grant, to the Trustee a first priority perfected security interest in all of the Seller's right, title and interest in, to and under the

Business Loans and other assets in the Trust Fund, and that this Agreement shall constitute a security agreement under applicable law.

                  All recording required pursuant to this Section 2.04 shall be accomplished by and at the expense of the Servicer.

                  Section 2.05 Acceptance by Trustee of the Trust Fund;
                               Certain Substitutions; Certification by Trustee.

                  (a) The Trustee shall execute and deliver on the Closing Date (or, with respect to the Subsequent Business Loans, on the related Subsequent Closing Date), an acknowledgment of receipt in the form attached as Exhibit F hereto, stating that it has received, for each Business Loan, a Business Note, and a file, and declares that the Trustee will hold such documents and any amendments, replacements or supplements thereto, for the benefit of the Certificateholders. The Trustee agrees, for the benefit of the Certificateholders, to review each Trustee's Document File within 90 days after the Closing Date or Subsequent Closing Date, as the case may be, (or, with respect to any Qualified Substitute Business Loan, within 45 days after the assignment thereof), and to deliver to the Certificateholders, the Seller, and the Servicer a certification in the form attached hereto as Exhibit F-1. Within 360 days after the Closing Date (or, with respect to any Qualified Substitute Business Loan, within 360 days after the assignment thereof), the Trustee shall deliver to the Servicer, the Seller, the Rating Agency and any Certificateholder who requests a copy from the Trustee a final certification in the form attached hereto as Exhibit F-2 evidencing the completeness of the Trustee's Document Files.

                  (b) If the Trustee, during the process of reviewing the Trustee's Document Files finds any document constituting a part of a Trustee's Document File which is not properly executed, has not been received, is unrelated to a Business Loan identified in the Group 1 or Group 2 Business Loan Schedule, or does not conform in a material respect to the requirements of
Section 2.04 or the description thereof as set forth in the Group 1 or Group 2 Business Loan Schedule, the Trustee shall promptly so notify the Servicer and the Seller. In performing any such review, the Trustee may conclusively rely on the Seller as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's review of the Business Files is limited solely to confirming that the documents listed in
Section 2.04 have been executed and received and relate to the Business Loans identified in the Group 1 or Group 2 Business Loan Schedule. The Seller agrees to use reasonable efforts to remedy a material defect in a document constituting part of a Business File of which it is so notified by the Trustee. If, however, within 60 days after the Trustee's notice to it respecting such material defect the Seller has not remedied the defect and such defect materially and adversely affects the value of the related Business Loan, the Seller will (i) substitute in lieu of such Business Loan a Qualified Substitute Business Loan in the manner and subject to the conditions set forth in Section 3.03 or (ii) purchase such Business Loan at a purchase price equal to the Principal Balance of such Business Loan as of the date of purchase, plus 30 days' interest on such Principal Balance, computed at the Adjusted Business Loan Remittance Rate as of the next succeeding Determination Date, plus any accrued unpaid Servicing Fees, Monthly Advances and Servicing Advances reimbursable to the Servicer, which purchase price shall be deposited in the Principal and Interest Account on the next succeeding Determination Date.

                  (c) Upon receipt by the Trustee of a certification of a Servicing Officer of the Servicer of such purchase and the deposit of the amounts described above in the Principal and Interest Account (which certification shall be in the form of Exhibit I hereto), the Trustee shall release to the Servicer for release to the Seller the related Trustee's Document File and the Trustee shall execute, without recourse, and deliver such instruments of transfer necessary to transfer such Business Loan to the Seller. All costs of any such transfer shall be borne by the Servicer.

                  (d) If in connection with taking any action the Servicer requires any item constituting part of the Trustee's Document File, or the release from the lien of the related Business Loan of all or part of any Mortgaged Property or other Collateral, the Servicer shall deliver to the Trustee a certificate to such effect in the form attached as Exhibit I hereto. Upon receipt of such certification, the Trustee shall deliver to the Servicer the requested documentation and the Trustee shall execute, without recourse, and deliver such instruments of transfer necessary to release all or the requested part of the Mortgaged Property or other Collateral from the lien of the related Business Loan.

                  On the Remittance Date in March of each year commencing March 1999, the Trustee shall deliver to the Seller and the Servicer a certification detailing all transactions with respect to the Business Loans for which the Trustee holds a Trustee's Document File pursuant to this Agreement during the prior calendar year. Such certification shall list all Trustee's Document Files which were released by or returned to the Trustee during the prior calendar year, the date of such release or return and the reason for such release or return.

                  Section 2.06 Designations under REMIC Provisions; Designation of Startup Day

                  (a) As of the Startup Day, all Classes of Certificates except for the Class R Certificates are hereby designated as the "regular interests" in the REMIC Trust Fund and the Class R Certificates are designated the single class of "residual interests" in the REMIC Trust Fund for the purposes of the REMIC Provisions.

                  (b) The Closing Date is hereby designated as the "Startup Day" of the REMIC Trust Fund within the meaning of Section 860G(a)(9) of the Code. The latest possible maturity date of the Class A and Class B Certificates is December 15, 2024.

                  (c) Any inconsistencies or ambiguities in this Agreement or in the administration of the Trust Fund shall be resolved in a manner that preserves the validity of the election that the REMIC Trust Fund be treated as a REMIC.

                  Section 2.07      Authentication of Certificates.

                  The Trustee acknowledges the assignment to it of the Business Loans and the delivery to the Trustee of the Trustee's Document Files and, concurrently with such delivery, has authenticated or caused to be authenticated and delivered to or upon the order of the Seller, in exchange for the Business Loans, the Trustee's Document Files and the other assets included in the definition of Trust Fund, Certificates duly authenticated by the Trustee in authorized denominations.

                  Section 2.08      Fees and Expenses of the Trustee.

                  The fees and expenses of the Trustee including (i) the annual fees of the Trustee, payable quarterly in advance, and subject to rebate to the Servicer as additional servicing compensation hereunder for any fraction of a calendar quarter in which this Agreement terminates, (ii) any other fees and expenses to which the Trustee is entitled, and (iii) reimbursements to the Servicer for any advances made by the Servicer to the Expense Account pursuant to Section 6.03 hereof, shall be paid from the Expense Account in the manner set forth in Section 6.03 hereof; provided, however, that the Seller shall be liable for any expenses of the Trust Fund incurred prior to the Closing Date. The Servicer and the Trustee hereby covenant with the Certificateholders that every material contract or other material agreement entered into by the Trustee, or the Servicer, acting as attorney-in-fact for the Trustee, on behalf of the Trust Fund shall expressly state therein that no Certificateholder shall be personally liable in connection with such contract or agreement.

                  Section 2.09 Sale and Conveyance of the Subsequent Business Loans.

                  (a) Subject to the conditions set forth in paragraph (b) below, in consideration of the Trustee's delivery on the related Subsequent Transfer Dates to or upon the order of the Seller of all or a portion of the balance of funds in the Pre-Funding Account, the Seller shall on any Subsequent Transfer Date sell, transfer, assign, set over and otherwise convey without recourse, to the Trustee all right, title and interest of the Seller in and to each Subsequent Business Loan listed on the Business Loan Schedules delivered by the Seller on such Subsequent Transfer Date, all its right, title and interest in and to principal collected and interest accruing on each such Subsequent Business Loan on and after the related Subsequent Cut-Off Date and all its right, title and interest in and to all insurance policies; provided, however, that the Seller reserves and retains all its right, title and interest in and to principal (including Principal Prepayments) collected and interest accruing on each such Subsequent Business Loan prior to the related Subsequent Cut-Off Date. The transfer by the Seller of the Subsequent Business Loans set forth on the Business Loan Schedule to the Trustee shall be absolute and shall be intended by all parties hereto to be treated as a sale by the Seller.

                  The amount released from the Pre-Funding Account shall be one-hundred percent (100%) of the aggregate Principal Balances as of the related Subsequent Transfer Date of the Subsequent Business Loans so transferred.

                  (b) The Seller shall transfer to the Trustee the Subsequent Business Loans and the other property and rights related thereto described in paragraph (a) above only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

                           (i) the Seller shall have provided the Trustee with a
                  timely Addition Notice and shall have provided any information reasonably requested by it with respect to the Subsequent Business Loans;

                           (ii) the Seller shall have delivered to the Trustee a
                  duly executed written assignment (including an acceptance by the Trustee) that shall have indicated whether such Subsequent Business Loan is a Group 1 Business Loan or Group 2 Business Loan and shall include Business Loan Schedules, listing the Subsequent Business Loans and any other exhibits listed thereon;

                           (iii) the Seller shall have deposited in the applicable Principal and Interest Account all collections in respect of the Subsequent Business Loans received on or after the related Subsequent Cut-Off Date;

                           (iv) as of each Subsequent Transfer Date, neither the
                  Seller nor the Servicer was insolvent nor will either of them have been made insolvent by such transfer nor is either of them aware of any pending insolvency;

                           (v) such  addition  will  not  result  in a  material
                  adverse tax consequence to the Trust Fund or the Holders of the Certificates;

                           (vi)     the Pre-Funding Period shall not have
                  terminated;

                           (vii) the Seller shall have  delivered to the Trustee
                  an Officer`s Certificate confirming the satisfaction of each condition precedent specified in this paragraph (b) and in the related Subsequent Transfer Agreement; and

                           (viii) the Seller shall have  delivered to the Rating
                  Agency and the Trustee, Opinions of Counsel with respect to the transfer of the Subsequent Business Loans substantially in the form of the Opinions of Counsel delivered to the Trustee on the Closing Date (bankruptcy, corporate and tax opinions).

                  (c) The obligation of the Trust Fund to purchase a Subsequent Business Loan in Group 1 or Group 2 on any Subsequent Transfer Date is subject to the requirement, as evidenced by a certificate from a Responsible Officer of the Seller, that such Subsequent

Business Loan conforms in all material respects to the representations and warranties concerning the individual Initial Group 1 Business Loans or Initial Group 2 Business Loans, as the case may be, set forth in Sections 3.01 and 3.02 (except that any reference therein to the Cut-Off Date shall be deemed a reference to the applicable Subsequent Cut-Off Date) or in the Private Placement Memorandum under the headings "Description of the Agreement and the Certificates
- Pre-Funding Account" and that the inclusion of all Subsequent Business Loans in Group 1 or Group 2 being transferred to the Trust Fund on such Subsequent Transfer Date will not change, in any material respect, the characteristics of the Initial Group 1 Business Loans or Initial Group 2 Business Loans, as the case may be, in the aggregate, set forth in Sections 3.01 and 3.02.

                  (d) In connection with the transfer and assignment of the Subsequent Business Loans, the Seller agrees to satisfy the conditions set forth in Sections 2.01, 2.02, 2.03, 2.04 and 2.05.

                  (e) In connection with each Subsequent Transfer Date, on the Remittance Dates in May, June and July 1998 and the Special Remittance Date, the Seller shall determine, and the Trustee shall cooperate with the Seller in determining (i) the amount and correct dispositions of the Capitalized Interest Requirements and the Pre-Funding Earnings and (ii) any other necessary matters in connection with the administration of the Pre-Funding Account and of the Capitalized Interest Account. If any amounts are incorrectly released to the Seller from the Capitalized Interest Account, the Seller shall immediately repay such amounts to the Trustee.

                  (f) No later than August 7, 1998, the Seller shall obtain a letter from an independent accountant stating whether or not the characteristics of the Subsequent Mortgage Loans in Group 1 and Group 2 conform to the characteristics set forth herein.

                  Section 2.10      Optional Repurchase of Defaulted Business
                                    Loans.

         The Servicer shall have the right, but not the obligation, to repurchase any Defaulted Business Loan for a purchase price equal to the Principal Balance of such Business Loan as of the date of repurchase, plus thirty days interest on such Principal Balance, computed at the Adjusted Business Loan Remittance Rate for such Business Loan as of the next succeeding Determination Date, plus any accrued unpaid Servicing Fees allocable to such Business Loan, Monthly Advances allocable to such Business Loan and Servicing Advances allocable to such Business Loan reimbursable to the Servicer, which purchase price shall be deposited in the Principal and Interest Account for the Group related to such Business Loan on the next succeeding Determination Date. Any such repurchase shall be accomplished in the manner specified in Section 2.05(b). In no event shall the aggregate Principal Balance of all Defaulted Business Loans of a Group purchased pursuant to this Section 2.10 exceed 5% of the sum of the Original Principal Balance for such Group plus the Principal Balance of all Subsequent Business Loans (calculated as of the applicable Subsequent Cut-Off Date) acquired during the Funding Period and allocated to such Group.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         Section 3.01      Representations of the Seller.

         The Seller hereby represents and warrants to the Trustee and the Certificateholders as of the Closing Date:

                  (a) The Seller is a California state chartered bank duly organized, validly existing, and in good standing under the laws of California and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Seller and perform its obligations hereunder; the Seller has corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Seller and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action; this Agreement evidences the valid, binding and enforceable obligation of the Seller; and all requisite corporate action has been taken by the Seller to make this Agreement valid, binding and enforceable upon the Seller in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally or the application of equitable principles in any proceeding, whether at law or in equity, none of which will affect the ownership of the Business Loans by the Trustee, as trustee;

                  (b) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc., under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Seller makes no such representation or warranty), that are necessary or advisable in connection with the purchase and sale of the Certificates and the execution and delivery by the Seller of the documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect on the date hereof, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the other documents on the part of the Seller and the performance by the Seller of its obligations under this Agreement and such of the other documents to which it is a party;

                  (c) The consummation of the transactions contemplated by this Agreement will not result in the breach of any terms or provisions of the articles of association or by-laws of the Seller or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement, indenture or loan or credit agreement or other material instrument to which the Seller or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Seller or its property is subject;

                  (d) Neither this Agreement nor any statement, report or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

                  (e) The Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

                  (f) There is no action, suit, proceeding or investigation pending or, to the best of the Seller's knowledge, threatened against the Seller which, either in any one instance or in the aggregate, may (i) except as described in the Private Placement Memorandum, result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted, or in any material liability on the part of the Seller or of any action taken or to be taken in connection with the obligations of the Seller contemplated herein, or which would be likely to impair materially the ability of the Seller to perform under the terms of this Agreement and each Subservicing Agreement or (ii) which would draw into question the validity of this Agreement or the Business Loans;

                  (g) The Trust Fund will not constitute an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

                  (h) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or might have consequences that would materially and adversely affect its performance hereunder;

                  (i) The statements contained in the Private Placement Memorandum which describe the Seller or the Business Loans or matters or activities for which the Seller is responsible in accordance with the Private Placement Memorandum, this Agreement and all documents referred to therein or herein or delivered in connection therewith or herewith, or which are attributable to the Seller therein or herein are true and correct in all material respects, and the Private Placement Memorandum does not contain any untrue statement of a material fact with respect to the Seller or the Business Loans and does not omit to state a material fact necessary to make the statements contained therein with respect to the Seller or the Business Loans not misleading in light of the circumstances under which they were made. The Seller is not aware that the Private Placement Memorandum contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements contained therein not misleading.

There is no fact peculiar to the Seller or the Business Loans and known to the Seller that materially adversely affects or in the future may (so far as the Seller can now reasonably foresee) materially adversely affect the Seller or the Business Loans or the ownership interests therein represented by the Certificates that has not been set forth in the Private Placement Memorandum;

                  (j)  No   Certificateholder  is  subject  to  state  licensing
requirements solely by virtue of holding the Certificates;

                  (k) The transfer, assignment and conveyance of the Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction;

                  (l) The origination and collection practices used by the Seller with respect to each Note and Mortgage have been in all material respects legal, proper, prudent and customary in the business loan origination and servicing business;

                  (m) The Seller received fair consideration and reasonably equivalent value in exchange for the sale of the Business Loans evidenced by the Certificates;

                  (n) Neither the Seller nor any of its affiliates sold any interest in any Business Loan evidenced by the Certificates with any intent to hinder, delay or defraud any of their respective creditors; and

                  (o) The Seller is solvent, and the Seller will not be rendered insolvent as a result of the transfer of the Business Loans to the Trust Fund or the sale of the Certificates.

                  Section 3.02      Individual Business Loans.

                  The Seller hereby represents and warrants to the Trustee, and the Certificateholders, with respect to each Initial Business Loan as of the Closing Date, and with respect to each Subsequent Business Loan, as of the related Subsequent Transfer Date:

                  (a) The information with respect to each Business Loan set forth in the applicable Business Loan Schedule is true and correct;

                  (b) All of the original or certified documentation set forth in Section 2.04 (including all material documents related thereto) has been or will be delivered to the Trustee on the Closing Date or as otherwise provided in
Section 2.04;

                  (c) Each Mortgaged Property is improved by a Commercial Property and does not constitute other than real property under state law;

                  (d) Each Business Loan has been originated or purchased by the Seller and each Business Loan is being serviced by the Servicer;

                  (e) Each Business Loan is a 504 Loan, a Section 7(a) Companion Loan or a CCL Loan and is secured by a Commercial Property;

                  (f) Each Group 2 Business Loan bears a fixed rate of interest. With respect to the Group 2 Business Loans, approximately 57.18%, 7.48%, 14.77%, 0.55% and 20.02% (measured by Principal Balance) of the Business Notes related to such Business Loans will, with respect to principal and interest payments, adjust daily, monthly, quarterly, annually and every five years, respectively and provide for a Schedule of Monthly Payments which are, if timely paid, sufficient to fully amortize the principal balance of such Business Note on its maturity date;

                  (g) Approximately 20.45% of the Group 1 Business Loans (measured by Principal Balance) are Balloon Loans and approximately 37.55% of the Group 2 Business Loans are Balloon Loans;

                  (h) With respect to those Business Loan secured by a Mortgaged Property, each Mortgage is a valid and subsisting lien of record on the Mortgaged Property subject only to such exceptions that are generally acceptable to banking institutions in connection with their regular commercial lending activities, and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage;

                  (i) Immediately prior to the transfer and assignment herein contemplated, the Seller held good and indefeasible title to, and was the sole owner of, each Business Loan conveyed by the Seller subject to no liens, charges, mortgages, encumbrances or rights of others except as other liens which will be released simultaneously with such transfer and assignment;

                  (j) As of the Cut-Off Date (or, with respect to any Subsequent Business Loan, as of the related Subsequent Cut-Off Date) no Business Loan is 30 or more days delinquent in payment;

                  (k) To the best of the Seller's knowledge, there is no delinquent tax or assessment lien on any Mortgaged Property, and each Mortgaged Property is free of material damage and is in good repair;

                  (l) No Business Loan is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and the operation of any of the terms of the Business Note or any related Mortgage, or the exercise of any right thereunder, will not render either the Business Note or any related Mortgage unenforceable in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

                  (m) Each Business Loan at the time it was made complied and, as of the Closing Date, complies in all material respects with applicable state and federal laws and regulations, including, without limitation, usury, equal credit opportunity, disclosure and recording laws and, if applicable, the SBA Rules and Regulations;

                  (n)  The  Business   Loans   originated  by  the  Seller  were
originated in accordance with the underwriting criteria set forth in the Private Placement Memorandum;

                  (o) The Seller requires that the improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage representing coverage described in Section 5.07;

                  (p) The Seller requires that if a Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy is in effect with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage described in Section 5.07;

                  (q) Each Business Note, any related Mortgage and any other agreement pursuant to which Collateral is pledged to a Seller is the legal, valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law), none of which will prevent the ultimate realization of the security provided by the Collateral or other agreement, and all parties to each Business Loan had full legal capacity to execute all Business Loan documents and convey the estate therein purported to be conveyed;

                  (r) The Servicer has caused and will cause to be performed any and all acts reasonably required to be performed to preserve the rights and remedies of the Trustee in any insurance policies applicable to the Business Loans including, without limitation, in each case, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of the Trustee or the Seller, respectively;

                  (s) Each original Mortgage was recorded, and all subsequent assignments of the original Mortgage have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Seller (or, subject to Section 2.04 hereof, are in the process of being recorded);

                  (t) Each Business Loan conforms, and all such Business Loans in the aggregate conform, to the description thereof set forth in the Private Placement Memorandum;

                  (u) The terms of the Business Note and the related Mortgage or other security agreement pursuant to which Collateral was pledged have not been impaired, altered or modified in any respect, except by a written instrument which has been recorded, if necessary, to protect the interest of the Certificateholders and which has been delivered to the Trustee;

                  (v) There are no material defaults in complying with the terms of any applicable Mortgage, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable;

                  (w) There is no proceeding pending or, threatened for the total or partial condemnation of any Mortgaged Property, nor is such a proceeding currently occurring, and such property to the extent not fully covered by insurance is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Business Loan or the use for which the premises were intended;

                  (x) Each Mortgaged Property, at the time of origination of such Business Loan, underwent the standard environmental studies required by the SBA and/or the Seller and such studies revealed that such Mortgaged Property was free of contamination, toxic substances or hazardous wastes;

                  (y) The proceeds of the Business Loan have been fully disbursed, and there is no obligation on the part of the Seller to make future advances thereunder. Any and all requirements as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing or recording the Business Loans were paid;

                  (z)      Omitted.

                  (aa) There is no obligation on the part of the Seller or any other party (except for any guarantor of a Business Loan) to make Monthly Payments in addition to those made by the Obligor;

                  (bb) No statement, report or other document signed by the Seller constituting a part of the Business File contains any untrue statement of a material fact or omits to state a fact necessary to make the statements contained therein not misleading in light of the circumstances in which they were made;

                  (cc) No Business Loan has a shared appreciation feature, or other contingent interest feature;

                  (dd) Each Business Loan was originated to a business located in the State identified in the applicable Business Loan Schedule;

                  (ee) All parties which have had any interest in the Business Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein any Mortgaged Property is located, and (2)(A) organized under the laws of such state, or (B) qualified to do business in such state, or (C) federal savings and loan associations or national banks having principal offices in such state, or (D) not doing business in such state;

                  (ff) Any related Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. There is no homestead or other exemption available to the Mortgagor which would materially interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

                  (gg) There is no default, breach, violation or event of acceleration existing under the Business Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and neither the Servicer nor the Seller has waived any default, breach, violation or event of acceleration;

                  (hh) All parties to the Business Note and any related Mortgage from other document pursuant to which Collateral was pledged had legal capacity to execute the Business Note and any such Mortgage or other document and each Business Note and Mortgage or other document have been duly and properly executed by such parties;

                  (ii) The Business Loan is not different in any material respects from other business loans in the Seller's Portfolio not conveyed to the Trust under this Agreement;

                  (jj) All amounts received after the Cut-Off Date (or, with respect to the Subsequent Business Loans, after the related Subsequent Cut-Off
Date) with respect to the Business Loans have been, to the extent required by this Agreement, deposited into the Principal and Interest Account for the Group related to such Business Loans and are, as of the Closing Date (or, with respect to the Subsequent Business Loans, as of the related Subsequent Closing Date) in the applicable Principal and Interest Account; and

                  (kk) As of the Cut-Off Date no Business Loan had an LTV greater than 76.00%; the weighted average LTV for the Group 1 and Group 2 Business Loans as of the Cut-Off Date was 46.17% and 44.98%, respectively; at the time of origination each Business

Loan had a loan-to-value ratio (calculated by dividing the Original Principal Balance of such Loan by its appraised value at the time of origination) of no greater than 100% and as of the Closing Date each Business Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code.

                  Section 3.03      Purchase and Substitution of Defective
                                    Loans.

                  It is understood and agreed that the representations and warranties set forth in Sections 3.01 and 3.02 shall survive delivery of the Certificates to the Certificateholders. Upon discovery by the Servicer, any Subservicer or the Trustee of a breach of any of such representations and warranties which materially and adversely affects the value of the Business Loans or the interest of the Certificateholders therein or which materially and adversely affects the interests of the Certificateholders in the related Business Loan in the case of a representation and warranty relating to a particular Business Loan (notwithstanding that such representation and warranty was made to the Seller's best knowledge), the party discovering such breach shall give prompt written notice to the others. Within 60 days of the earlier of its discovery or its receipt of notice of any breach of a representation or warranty, the Seller shall (a) promptly cure such breach in all material respects, (b) purchase such Business Loan by depositing in the applicable Principal and Interest Account, on the next succeeding Determination Date, an amount in the manner specified in Section 2.05(b), or (c) if within two years of the Startup Date, remove such Business Loan from the Trust Fund (in which case it shall become a Deleted Business Loan) and substitute one or more Qualified Substitute Business Loans provided such substitution is effected not later than the date which is two years after the Closing Date or at such later date, if the Trustee receives an Opinion of Counsel that such substitution would not constitute a Prohibited Transaction or cause the Trust Fund to fail to qualify as a REMIC at any time the Certificates are outstanding. Any such substitution shall be accompanied by payment by the Seller of the Substitution Adjustment, if any.

                  As to any Deleted Business Loan for which the Seller substitutes a Qualified Substitute Business Loan or Loans, the Servicer shall effect such substitution by delivering to the Trustee a certification in the form attached hereto as Exhibit I, executed by a Servicing Officer, and shall also deliver to the Trustee, the documents constituting the Trustee's Document File for such Qualified Substitute Business Loan or Loans.

                  The Servicer shall deposit in the applicable Principal and Interest Account all payments of principal received in connection with such Qualified Substitute Business Loan or Loans after the date of such substitution together with all interest (net of the Servicing Fee). Monthly Payments received with respect to Qualified Substitute Business Loans on or before the date of substitution will be retained by the Seller. The Trust Fund will own all payments received with respect to the Deleted Business Loan on or before the date of substitution, and the Seller shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Business Loan. The Servicer shall give written notice to the Trustee that such substitution has taken place and shall amend the Business Loan Schedule to reflect the removal of such Deleted Business Loan from the terms of this Agreement and the substitution of the Qualified Substitute

Business Loan or Loans. Upon such substitution, such Qualified Substitute Business Loan or Loans shall be subject to the terms of this Agreement in all respects, including Sections 2.04 and 2.05, and the Seller shall be deemed to have made with respect to such Qualified Substitute Business Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in Sections 3.01 and 3.02. On the date of such substitution, the Seller will remit to the Servicer, and the Servicer will deposit into the applicable Principal and Interest Account an amount equal to the Substitution Adjustment.

                  In addition to the cure, purchase and substitution obligation in Section 2.05 and this Section 3.03, the Seller shall indemnify and hold harmless the Trust Fund, the Trustee and the Certificateholders against any loss, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Seller's representations and warranties contained in this Agreement. It is understood and agreed that the obligations of the Seller set forth in Sections
2.05 and 3.03 to cure, purchase or substitute for a defective Business Loan and to indemnify the Certificateholders and the Trustee as provided in Sections 2.05 and 3.03 constitute the sole remedies of the Trustee and the Certificateholders respecting a breach of the foregoing representations and warranties.

                  Any cause of action against the Servicer or the Seller relating to or arising out of the breach of any representations and warranties made in Sections 2.05, 3.01 or 3.02 shall accrue as to any Business Loan upon
(i) discovery of such breach by any party and notice thereof to the Seller and or notice thereof by the Seller to the Trustee, (ii) failure by the Seller to cure such breach or purchase or substitute such Business Loan as specified above, and (iii) demand upon the Seller by the Trustee for all amounts payable hereunder in respect of such Business Loan.

         For as long as the Trust Fund shall exist, the Servicer and the Trustee shall act in accordance herewith to assure continuing treatment of the REMIC Trust Fund as a REMIC. In particular, the Trustee and any Co-Trustee shall not
(a) sell or permit the sale of all or any portion of the Business Loans or of any Permitted Instrument unless such sale is as a result of a repurchase of the Business Loans pursuant to this Agreement or the Trustee has received an Opinion of Counsel to the effect that such sale (i) is in accordance with a qualified liquidation as defined in Section 860F(a)(4) of the Code and as described in
Section 11.01 hereof, or (ii) would not be treated as a prohibited transaction within the meaning of Section 860F(a)(2) of the Code; and (b) except for the cash deposits into the Spread Account pursuant to Section 6.02, accept any contribution to the Trust Fund after the Startup Day without an Opinion of Counsel that such contribution is included within the exceptions provided in
Section 860G(d)(2) of the Code and therefore will not be subject to the tax imposed by Section 860G(d)(1) of the Code.

                                   ARTICLE IV

                                THE CERTIFICATES

         Section 4.01      The Certificates.

                  The Class AF, Class BF, Class AV, Class BV and Class R Certificates shall be substantially in the forms annexed hereto as Exhibits B-1, B-2, B-3, B-4 and B-5 respectively, and shall, upon original issue, be executed and delivered by the Servicer to the Trustee for authentication and redelivery to or upon the order of the Seller, upon receipt by the Trustee of the documents specified in Section 2.04. All Certificates shall be executed, in original or facsimile signature, on behalf of the Servicer by its President, one of its Executive Vice Presidents, one of its Senior Vice Presidents, one of its Vice Presidents or one of its Assistant Vice Presidents, in the denominations specified in the definition of Percentage Interest, and shall be authenticated on behalf of the Trustee by one of its Responsible Officers. Certificates bearing the signatures of individuals who were at the time of the execution or authentication of the Certificates the proper officers of the Servicer or a Responsible Officer of the Trustee, as the case may be, shall bind the Servicer or the Trustee, as the case may be, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the delivery of such Certificates or did not hold such offices at the date of such Certificates. All Certificates issued hereunder shall be dated the date of their authentication.

                  Section 4.02 Registration of Transfer and Exchange of Certificates

                  (a) The Trustee shall cause to be kept at the office of the Certificate Registrar, in New York, New York, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, it shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Certificate Register shall contain the name, remittance instructions, Class and Percentage Interest of each Certificateholder, as well as the Series and the number in the Series. Marine Midland Bank is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

                  (b) Each Class of Class A and Class B Certificates shall be issued in minimum denominations of $100,000 original principal amount and integral multiples of $1,000 in excess thereof, except that one Class A Certificate and one Class B Certificate of each Class may be in a different denomination so that the sum of the denominations of all outstanding Class A Certificates and Class B Certificates shall equal the applicable Original Class A Certificate Principal Balance and the Original Class B Certificate Principal Balance, respectively. On the Closing Date, the Trustee will execute and authenticate (i) one or more Global Certificates and/or (ii) Individual
Certificates all in an aggregate principal amount that shall equal the applicable Original Class A Certificate Principal Balance and the applicable Original Class B Certificate

Principal Balance. The Trustee will also execute and authenticate one Class R Certificate in the name of the Seller.

                           The Global Certificates (i) shall be delivered by the
Seller to the Depository or, pursuant to the Depository's instructions, shall be delivered by the Seller on behalf of the Depository to and deposited with the DTC Custodian, and in each case shall be registered in the name of Cede & Co. and (ii) shall bear a legend substantially to the following effect:

                           "Unless   this   certificate   is   presented  by  an
                  authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Certificate Registrar or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein."

                           The Global Certificates may be deposited with such
other Depository as the Seller may from time to time designate, and shall bear such legend as may be appropriate; provided that such successor Depository maintains a book-entry system that qualifies to be treated as "registered form" under Section 163(f)(3) of the Code.

                           The Seller and the Trustee are hereby authorized to
execute and deliver a Letter of Representations with the Depository relating to the Certificates.

                  (c) With respect to Certificates registered in the Register in the name of Cede & Co., as nominee of the Depository, the Seller, the Servicer and the Trustee shall have no responsibility or obligation to Direct or Indirect Participants or beneficial owners for which the Depository holds Certificates from time to time as a Depository. Without limiting the immediately preceding sentence, the Seller, the Servicer and the Trustee shall have no responsibility or obligation with respect to (a) the accuracy of the records of the Depository, Cede & Co., or any Direct or Indirect Participant with respect to the ownership interest in the Certificates, (b) the delivery to any Direct or Indirect Participant or any other Person, other than a registered Holder of a Certificate, (c) the payment to any Direct or Indirect Participant or any other Person, other than a registered Holder of a Certificate as shown in the Register, of any amount with respect to any distribution of principal or interest on the Certificates or (d) the making of book-entry transfers among Participants of the Depository with respect to Certificates registered in the Register in the name of the nominee of the Depository. No Person other than a registered Holder of a Certificate as shown in the Register shall receive a certificate evidencing such Certificate.

                  (d) Upon delivery by the Depository to the Trustee of written notice to the effect that the Depository has determined to substitute a new nominee in place of Cede & Co., and subject to the provisions hereof with respect to the payment of distributions by the mailing of checks or drafts to the registered Holders of Certificates appearing as registered Owners in the Certificate Register on a Record Date, the name "Cede & Co." in this Agreement shall refer to such new nominee of the Depository.

                  (e) In the event that (i) the Depository or the Servicer advises the Trustee in writing that the Depository is no longer willing or able to discharge properly its responsibilities as nominee and depository with respect to the Certificates and the Servicer is unable to locate a qualified successor or (ii) the Servicer at its sole option elects to terminate the book-entry system through the Depository, the Certificates shall no longer be restricted to being registered in the Register in the name of Cede & Co. (or a successor nominee) as nominee of the Depository. At that time, the Servicer may determine that the Certificates shall be registered in the name of and deposited with a successor depository operating a global book-entry system, as may be acceptable to the Servicer, or such depository's agent or designee but, if the Servicer does not select such alternative global book-entry system, then upon surrender to the Certificate Registrar of the Global Certificates by the Depository, accompanied by the registration instructions from the Depository for registration, the Trustee shall at the Servicer's expense execute and authenticate Individual Certificates. Neither the Servicer nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Individual Certificates, the Trustee, the Certificate Registrar, the Servicer, any Paying Agent and the Seller shall recognize the Holders of the Individual Certificates as Certificateholders hereunder.

                  (f) Notwithstanding any other provision of this Agreement to the contrary, so long as any Certificates are registered in the name of Cede & Co., as nominee of the Depository, all distributions of principal and interest on such Certificates and all notices with respect to such Certificates shall be made and given, respectively, in the manner provided in the Letter of Representations.

                  (g) Subject to the preceding paragraphs, upon surrender for registration of transfer of any Certificate at the office of the Certificate Registrar and, upon satisfaction of the conditions set forth below, the Servicer shall execute in the name of the designated transferee or transferees, a new Certificate of the same Percentage Interest and dated the date of authentication by the Trustee. The Certificate Registrar shall notify the Servicer and the Trustee of any such transfer.

                           At the option of the Certificateholders, Certificates
may be exchanged for other Certificates  in  authorized   denominations  of  a
like Class and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at such office. Whenever any Certificates are so surrendered for exchange, the Servicer shall execute the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall be accompanied by wiring instructions, if applicable, in the form of Exhibit E(1).

                  (h) No service charge shall be made for any transfer or exchange of Certificates, but prior to transfer the Certificate Registrar may require payment by the transferor of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  All Certificates surrendered for transfer and exchange shall be marked canceled by the Authenticating Agent and retained for one year and destroyed thereafter.

                  (i) By acceptance of an Individual Certificate, whether upon original issuance or subsequent transfer, each holder of such a Certificate acknowledges the restrictions on the transfer of such Certificate set forth in the Securities Legend and agrees that it will transfer such a Certificate only as provided herein. In addition to the provisions of Section 4.02(n) the following restrictions shall apply with respect to the transfer and registration of transfer of an Individual Certificate to a transferee that takes delivery in the form of an Individual Certificate:

                           (i) The  Certificate  Registrar  shall  register  the
                  transfer of an Individual Certificate if the requested transfer is being made to a transferee who has provided the Certificate Registrar with a Rule 144A Certification.

                           (ii) The  Certificate  Registrar  shall  register the
                  transfer of any Individual Certificate if (x) the transferor has advised the Certificate Registrar in writing that the Certificate is being transferred to an Institutional
                  Accredited Investor; and (y) prior to the transfer the transferee furnishes to the Certificate Registrar a Transferee Letter, provided that, if based upon an Opinion of Counsel to the effect that the delivery of (x) and (y) above are not sufficient to confirm that the proposed transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable laws, the Certificate Registrar may as a condition of the registration of any such transfer require the transferor to furnish other certifications, legal opinions or other information prior to registering the transfer of an Individual Certificate.

                  (j) Subject to Section 4.02(n), so long as the Global Certificate remains outstanding and is held by or on behalf of the Depository, transfers of beneficial interests in the Global Certificate, or transfers by holders of Individual Certificates to transferees that take delivery in the form of beneficial interests in the Global Certificate, may be made only in accordance with this Section 4.02(j) and in accordance with the rules of the Depository.

                           (i) In  the  case  of a  beneficial  interest  in the
                  Global Certificate being transferred to an Institutional Accredited Investor, such transferee shall be required to take delivery in the form of an Individual Certificate or Certificates and the Certificate Registrar shall register such transfer only upon compliance with the provisions of Section 4.02(i)(ii).

                           (ii) In the  case  of a  beneficial  interest  in the
                  Global Certificate being transferred to a transferee that takes delivery in the form of an Individual Certificate or Certificates, except as set forth in clause (i) above, the Certificate Registrar shall register such transfer only upon compliance with the provisions of Section 4.02(i)(i).

                           (iii) In the case of an Individual  Certificate being
                  transferred to a transferee that takes delivery in the form of a beneficial interest in a Global Certificate, the Certificate Registrar shall register such transfer if the transferee has provided the Certificate Registrar with a Rule 144A Certification.

                           (iv) No restrictions  shall apply with respect to the
                  transfer or registration of transfer of a beneficial interest in the Global Certificate to a transferee that takes delivery in the form of a beneficial interest in the Global Certificate.

                  (k) Subject to Section 4.02(n), an exchange of a beneficial interest in the Global Certificate for an Individual Certificate or Certificates, an exchange of an Individual Certificate or Certificates for a beneficial interest in the Global Certificate and an exchange of an Individual Certificate or Certificates for another Individual Certificate or Certificates (in each case, whether or not such exchange is made in anticipation of subsequent transfer, and, in the case of the Global Certificate, so long as such Certificate remains outstanding and is held by or on behalf of the Depository) may be made only in accordance with this Section 4.02(k) and in accordance with the rules of the Depository.

                           (i) A holder of a  beneficial  interest in the Global
                  Certificate may at any time exchange such beneficial interest for an Individual Certificate or Certificates.

                      (ii) A holder of an  Individual  Certificate  may exchange such Certificate for a beneficial interest in the Global Certificate if such holder furnishes to the Registrar a Rule 144A Certification.

                     (iii) A holder of an  Individual  Certificate  may exchange such Certificate for an equal aggregate principal amount of Individual Certificates in different authorized denominations without any certification.

                  (l) (i) Upon acceptance for exchange or transfer of an Individual Certificate for a beneficial interest in the Global Certificate as provided herein, the Certificate Registrar shall cancel such Individual Certificate and shall (or shall request the Depository to) endorse on the schedule affixed to the applicable Global Certificate (or on a continuation of such schedule affixed to the Global Certificate and made a part thereof) an appropriate notation evidencing the date of such exchange or transfer and an increase in the certificate balance of the Global Certificate equal to the certificate balance of such Individual Certificate exchanged or transferred therefor.

                           (ii) Upon  acceptance  for  exchange or transfer of a
                  beneficial interest in the Global Certificate for an Individual Certificate as provided herein, the Certificate Registrar shall (or shall request the Depository to) endorse on the schedule affixed to the Global Certificate (or on a continuation of such schedule affixed to the Global Certificate and made a part thereof) an appropriate notation evidencing the date of such exchange or transfer and a decrease in the certificate balance of the Global Certificate equal to the certificate balance of such Individual Certificate issued in exchange therefor or upon transfer thereof.

                  (m) The Securities Legend shall be placed on any Individual Certificate issued in exchange for or upon transfer of another Individual Certificate or of a beneficial interest in the Global Certificate.

                  (n) Subject to the restrictions on transfer and exchange set forth in this Section 4.02, the holder of any Individual Certificate may transfer or exchange the same in whole or in part (in an initial certificate balance equal to the minimum authorized denomination or any integral multiple of $1,000 in excess thereof) by surrendering such Certificate at the Corporate Trust Office, or at the office of any transfer agent, together with an executed instrument of assignment and transfer satisfactory in form and substance to the Certificate Registrar in the case of transfer and a written request for exchange in the case of exchange. The holder of a beneficial interest in a Global Certificate may, subject to the rules and procedures of the Depository, cause the Depository (or its nominee) to notify the Certificate Registrar in writing of a request for transfer or exchange of such beneficial interest for an Individual Certificate or Certificates. Following a proper request for transfer or exchange, the Certificate Registrar shall, within five Business Days of such request made at such Corporate Trust Office, cause the Trustee to authenticate and the Certificate Registrar to deliver at such Corporate Trust Office, to the transferee (in the case of transfer) or holder (in the case of exchange) or send by first class mail at the risk of the transferee (in the case of transfer) or holder (in the case of exchange) to such address as the transferee or holder, as applicable, may request, an Individual Certificate or Certificates, as the case may require, for a like aggregate Percentage Interest and in such authorized denomination or denominations as may be requested. The presentation for transfer or exchange of any Individual Certificate shall not be valid unless made at the Corporate Trust Office by the registered holder in person, or by a duly authorized attorney-in-fact.

                  (o) No transfer of any Certificate shall be made unless such transfer is exempt from the registration requirements of the Securities Act and any applicable state securities laws or is made in accordance with said Act and laws. In the event of any such transfer, unless such transfer is made in reliance upon Rule 144A under the Securities Act, (i) the Trustee may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Seller, the Servicer or the Trust and (ii) the Trustee shall require the transferee to execute a Transferee Letter certifying to the Seller and the Trustee the facts surrounding such transfer, which Transferee Letter shall not be an expense of the Trustee, the Seller, the Servicer or the Trust. The holder of a Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. None of the Seller, the Servicer, the Trustee or the Trust intends or is obligated to register or qualify any Certificate under the Securities Act or any state securities laws.

                  (p) No Class B Certificate may be acquired directly or indirectly, for, on behalf of or with the assets of an employee benefit plan or other retirement arrangement subject to ERISA, and/or Section 4975 of the Code (collectively, a "Plan"), unless such Class B Certificate is being acquired by an "insurance company general account" within the meaning of Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60") pursuant to Sections I and III of PTCE 96-60. No transfer of a Class B Certificate representing an Individual Certificate shall be made unless the Trustee shall have received a certification from the transferee of such Individual Certificate, acceptable to and in form and substance satisfactory to the Trustee and the Seller, to the effect that such transferee is acquiring a Class B Certificate in conformance with the requirements of the preceding sentence. Notwithstanding anything else to the contrary herein, in the event any purported transfer of any Class B Certificate representing an Individual Certificate is made without delivery of the certification referred to above, such certification shall be deemed to have been made by the Transferee by its acceptance of such Individual Certificate. In addition, any purported transfer of a Class B Certificate representing an Individual Certificate directly or indirectly to or on behalf of a Plan shall be void and of no effect. The acquisition of a Class B Certificate representing an interest in a Global Certificate shall be deemed a representation by the acquirer that it is acquiring a Class B Certificate in conformance with the requirements of the first sentence of this subsection (p).

                  (q)  Each  Person  who  has or  who  acquires  any  Percentage
Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Percentage Interest to have agreed to be bound by the following provisions and to have irrevocably appointed the Servicer or its designee as its attorney-in-fact to negotiate the terms of any mandatory sale under clause (v) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale, and the rights of each Person acquiring any Percentage Interest in a Class R Certificate are expressly subject to the following provisions:

                           (i) Each Person  holding or acquiring any  Percentage
                  Interest  in a  Class  R  Certificate  shall  be  a  Permitted
                  Transferee and shall promptly notify the Servicer of any change or impending change in its status as a Permitted Transferee.

                           (ii) No Percentage  Interest in a Class R Certificate
                  may be transferred (including the sale to the initial holder) and the Trustee shall not register the transfer of a Class R Certificate unless the Trustee and the Seller shall have been furnished with (A) an affidavit (a "Transfer Affidavit") of the proposed transferee in the form attached as Exhibit D (and if required by the Transfer Affidavit, the opinion of counsel, as therein referenced) and (B) a certificate (a "Transfer

                  Certificate")  of the  transferor  to  the  effect  that  such
                  transferor   has  no  actual   knowledge   that  the  proposed
                  transferee is not a Permitted Transferee.

                           (iii) Each Person holding or acquiring any Percentage
                  Interest in a Class R Certificate shall agree (A) to require a Transfer Affidavit from any other Person to whom such Person attempts to transfer its Percentage Interest in a Class R Certificate, (B) to require a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any transfer of a Class R Certificate, (C) to deliver a Transfer Certificate to the Trustee and the Seller in connection with any such attempted transfer and (D) not to transfer its Percentage Interest in a Class R Certificate or to cause the transfer of a Percentage Interest in a Class R Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

                           (iv) Any attempted or purported transfer of any Percentage Interest in a Class R Certificate in violation of the provisions of this Section 4.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall become a Holder of a Class R Certificate in violation of the provisions of this Section 4.02, then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Class R Certificate. The Trustee shall notify the Seller upon knowledge of a Responsible Officer that the registration of transfer of a Class R Certificate was not in fact permitted by this Section
                  4.02. The Trustee shall be under no liability to any Person for any registration of transfer of a Class R Certificate that is in fact not permitted by this Section 4.02 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered after receipt of the related Transfer Affidavit and Transfer Certificate. The Trustee shall be entitled but not obligated to recover from any Holder of a Class R Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Class R Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Holder of such Certificate.

                           (v) If any purported transferee shall become a Holder
                  of a Class R Certificate in violation of the restrictions in this Section 4.02, then the Seller or its designee shall, without notice to the Holder or any prior Holder of such Class R Certificate, sell such Class R Certificate to a purchaser selected by the Seller or its designee on such reasonable terms as the Seller or its designee may choose. Such purchaser may be the Seller itself or any affiliate of the Seller. The proceeds of such sale, net of commissions, expenses and taxes due, if any, will be remitted by the Seller to the last preceding purported transferee of such Class R Certificate, except that in the event that the Seller determines that the

                  Holder or any prior Holder of such Class R Certificate may be liable for any amount due under this Section 4.02 or any other provision of this Agreement, the Seller may withhold a corresponding amount from such remittance as security for such claim. The terms and conditions of any sale under this clause
                  (v) shall be determined in the sole discretion of the Seller or its designee, and it shall not be liable to any Person having a Percentage Interest in a Class R Certificate as a result of its exercise of such discretion.

                  No Class R Certificate or Certificates or any interest therein shall be acquired by, on behalf of or with the assets of, an employee benefit plan or other retirement arrangement subject to Title I of ERISA or Section 4975 of the Code unless a certification is provided to the Seller and the Trustee which establishes to their satisfaction that such Class Certificates are being acquired by an "insurance company general account" within the meaning of Section V(e) of Prohibited Transaction Class Exemption ("PTCE 95-60") pursuant to
Section I and III of PTCE 95-60.

                  Section 4.03      Mutilated, Destroyed, Lost or
                                    Stolen Certificates.

                  If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Servicer, the Trustee and the Certificate Registrar such security or indemnity as may be required by each of them to save each of them harmless, then, in the absence of notice to the Servicer, the Trustee and the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Servicer shall execute and deliver, and the Trustee shall authenticate, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and Percentage Interest, but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section 4.03, the Servicer and the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. Any duplicate Certificate issued pursuant to this Section 4.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the mutilated, destroyed, lost or stolen Certificate shall be found at any time.

 .                 Section 4.04      Persons Deemed Owners

                  Prior to due presentation of a Certificate for registration of transfer, the Servicer, the Seller, the Trustee, the Paying Agent and the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving remittances pursuant to Section 6.07 and for all other purposes whatsoever, and the Seller, the Servicer, the Trustee and the Certificate Registrar shall not be affected by notice to the contrary.

                                    ARTICLE V

                 ADMINISTRATION AND SERVICING OF BUSINESS LOANS

 .                 Section 5.01      Duties of the Servicer

                  (a) It is intended that the REMIC Trust Fund formed hereunder shall constitute, and that the affairs of the REMIC Trust Fund shall be conducted so as to qualify as a "real estate mortgage investment conduit" as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Servicer covenants and agrees that it shall act as agent (and the Servicer is hereby appointed to act as agent) on behalf of the REMIC Trust Fund and as Tax Matters Person on behalf of the REMIC Trust Fund, and that in such capacities it shall: (i) prepare and file, or cause to be prepared and filed, in a timely manner, a U.S. Real Estate Mortgage Investment Conduit Income Tax Return (Form 1066) and any other Tax Return required to be filed by the REMIC Trust Fund, using a calendar year as the taxable year for the REMIC Trust Fund and using the accrual method of accounting, including, without limitation, information reports relating to "original issue discount," as defined in the Code, based upon the Prepayment Assumption and calculated by using the issue price of the Certificates; (ii) make, or cause to be made, an election, on behalf of the REMIC Trust Fund, to be treated as a REMIC on the federal tax return of the REMIC Trust Fund for its first taxable year; (iii) prepare and forward, or cause to be prepared and forwarded, to the Trustee, the Certificateholders and to the Internal Revenue Service and any other relevant governmental taxing authority all information returns or reports as and when required to be provided to them in accordance with the REMIC Provisions and any other provision of federal, state or local income tax laws; (iv) to the extent that the affairs of the REMIC Trust Fund are within its control, conduct such affairs at all times that any Certificates are outstanding so as to maintain the status of the REMIC Trust Fund as a REMIC under the REMIC Provisions and any other applicable federal, state and local laws; (v) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of the REMIC Trust Fund or that would cause the imposition of a prohibited transaction tax or a tax on contributions to the REMIC Trust Fund; (vi) pay the amount of any and all federal, state, and local taxes, including, without limitation, prohibited transaction taxes as defined in
Section 860F of the Code imposed on the REMIC Trust Fund when and as the same shall be due and payable (but such obligation shall not prevent the Servicer or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Servicer from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); (vii) ensure that any such returns or reports filed on behalf of the REMIC Trust Fund are properly executed by the appropriate person; (viii) represent the REMIC Trust Fund in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of the REMIC Trust Fund, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any item of the REMIC Trust Fund and otherwise act on behalf of the REMIC
Trust Fund in relation  to any tax matter  involving  the REMIC Trust Fund;  and
(ix) as provided in Section 12.12 hereof, make available information necessary for the computation of any tax imposed (1) on transferors of residual interests to transferees that are not Permitted Transferees or (2) on pass-through entities, any interest which is held by an entity which is not a Permitted
Transferee. The Trustee will cooperate with the Servicer in the foregoing matters and will sign, as Trustee, any and all Tax Returns required to be filed by the REMIC Trust Fund. Notwithstanding the foregoing, at such time as the Trustee becomes the successor Servicer, the Seller shall serve as Tax Matters Person and as such shall perform the duties described in this Section 5.01(a) until such time as an entity is appointed to succeed the Trustee as Servicer. The Servicer shall indemnify the Trustee and the REMIC Trust Fund for any liability it may incur in connection with this Section 5.01(a); provided, however, that the Servicer shall not indemnify the Trustee for its negligence or wilful misconduct.

                  (b) The Servicer, as an independent contract servicer, shall service and administer the Business Loans and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement. The Servicer may enter into Subservicing Agreements for any servicing and administration of Business Loans so long as the Rating Agency Condition is satisfied. The Servicer shall be entitled to terminate any Subservicing Agreement in accordance with the terms and conditions of such Subservicing Agreement and to either itself directly service the related Business Loans or enter into a Subservicing Agreement with a successor subservicer which qualifies hereunder.

                  (c) Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and primarily liable to the Trustee and the Certificateholders for the servicing and administering of the Business Loans in accordance with the provisions of this Agreement, without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Business Loans. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Business Loans when any Subservicer has received such payments. The Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Servicer by such Subservicer, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

                  (d) Any Subservicing Agreement that may be entered into and any transactions or services relating to the Business Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Servicer alone, and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 5.01(e).

                  (e) In the event the Servicer shall for any reason no longer be the Servicer (including by reason of an Event of Default), the Trustee or its designee shall, subject to Section 10.02 hereof, thereupon assume all of the rights and obligations of the Servicer under each

Subservicing Agreement that the Servicer may have entered into, unless the Trustee is then permitted and elects to terminate any Subservicing Agreement in accordance with its terms. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to each Subservicing Agreement to the same extent as if the Subservicing Agreements had been assigned to the assuming party, except that the Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreements. The Servicer at its expense and without right of reimbursement therefor, shall, upon request of the Trustee, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Business Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreements to the assuming party.

                  (f) Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Business Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Obligor if in the Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders, provided, however, that (unless (x) the Obligor is in default with respect to the Business Loan, or such default is, in the judgment of the Servicer, imminent and (y) the Servicer determines that any modification would not be considered a new loan for federal income tax purposes) the Servicer may not permit any modification with respect to any Business Loan that would change the Business Loan Interest Rate, defer (subject to Section 5.12), or forgive the payment of any principal or interest (unless in connection with the liquidation of the related Business Loan), or extend the final maturity date on such Business Loan. No costs incurred by the Servicer or any Subservicer in respect of Servicing Advances shall for the purposes of distributions to Certificateholders be added to the amount owing under the related Business Loan. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered to execute and deliver on behalf of the Trustee and each Certificateholder, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Business Loans and with respect to any Mortgaged Properties or other Collateral. If reasonably required by the Servicer, each Certificateholder and/or the Trustee shall furnish the Servicer, within 5 Business Days of receipt of the Servicer's request, with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement. Any such request to the Trustee shall be accompanied by a certification in the form of
Exhibit I attached hereto signed by a Servicing Officer.

                  The Servicer, in servicing and administering the Business Loans, shall employ or cause to be employed procedures (including collection, foreclosure and Foreclosed Property management procedures) and exercise the same care that it customarily employs and exercises in servicing and administering business loans for its own account, giving due consideration to the Certificateholders' reliance on the Servicer.

                  (g) On and after such time as the Trustee receives the resignation of, or notice of the removal of, the Servicer from its rights and obligations under this Agreement, and with respect to resignation pursuant to
Section  9.04,  after  receipt of the  Opinion of Counsel  required  pursuant to
Section 9.04 addressed to the Trustee, the Trustee or its designee shall assume all of the rights and obligations of the Servicer, subject to Section 10.02 hereof. The Servicer shall, upon request of the Trustee but at the expense of the Servicer, deliver to the Trustee all documents and records (including computer tapes and diskettes) relating to the Business Loans and an accounting of amounts collected and held by the Servicer and otherwise use its best efforts to effect the orderly and efficient transfer of servicing rights and obligations to the assuming party.

                  (h) For so long as any of the Certificates are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) of the Securities Act, (1) the Servicer will provide or cause to be provided to any holder of such Certificates and any prospective purchaser thereof designated by such a holder, upon the request of such holder or prospective purchaser, the information required to be provided to such holder or prospective purchaser by Rule 144A(d)(4) under the Securities Act; and (2) the Servicer shall update such information from time to time in order to prevent such information from becoming false and misleading and will take such other actions as are necessary to ensure that the safe harbor exemption from the registration requirements of the Securities Act under Rule 144A is and will be available for resales of such Certificates conducted in accordance with Rule 144A.

 .                 Section 5.02      Liquidation of Business Loans

                  In the event that any payment due under any Business Loan and not postponed pursuant to Section 5.01 is not paid when the same becomes due and payable, or in the event the Obligor fails to perform any other covenant or obligation under the Business Loan, the Servicer shall take such action as it shall deem to be in the best interests of the Certificateholders. The Servicer shall foreclose upon or otherwise comparably effect the ownership in the name of the Trustee of Mortgaged Properties or other Collateral relating to defaulted Business Loans for which the related Business Loan is still outstanding, as to which no satisfactory arrangements can be made for collection of delinquent payments in accordance with the provisions of Section 5.10. In connection with such foreclosure or other conversion, the Servicer shall exercise collection and foreclosure procedures with the same degree of care and skill in its exercise or use as it would exercise or use under the circumstances in the conduct of its own affairs. Any amounts advanced in connection with such foreclosure or other action shall constitute "Servicing Advances." The Servicer shall take into account the existence of any hazardous substances, hazardous wastes or solid wastes on Mortgaged Properties in determining whether to foreclose upon or otherwise comparably convert the ownership of such Mortgaged Property, and will not foreclose on a Mortgaged Property where it has cause to believe such substances exist unless (i) it had received a Phase I environmental report and such report reveals no environmental problems, or (ii) any problems revealed by such Phase I environmental report have been corrected and a Phase II environmental report reveals no environmental problems.

                  After a Business Loan has become a Liquidated Business Loan, the Servicer shall promptly prepare and forward to the Trustee and upon request, any Certificateholder, a Liquidation Report, in the form attached hereto as Exhibit J, detailing the Liquidation Proceeds received from the Liquidated Business Loan, expenses incurred with respect thereto, and any loss incurred in connection therewith.

                  Section 5.03 Establishment of Principal and Interest Accounts; Deposits in Principal and Interest Accounts.

                  (a) The Servicer shall cause to be established and maintained one or more Group 1 Principal and Interest Accounts and Group 2 Principal and Interest Accounts, in one or more Eligible Deposit Accounts, in the form of time deposit or demand accounts, which may be interest-bearing or such accounts may be trust accounts wherein the moneys therein are invested in Permitted Instruments, titled "SierraWest Bank, as Servicer, in trust for the registered holders of SWB SBA Loan-Backed Pass-Through Certificates, Series 1998-1." All funds in such Principal and Interest Accounts shall be insured by the BIF or SAIF administered by the FDIC to the maximum extent provided by law. The creation of any Principal and Interest Account shall be evidenced by a letter agreement in the form of Exhibit C hereto.

                  A copy of such letter agreement shall be furnished to the Trustee and, upon request, any Certificateholder.

                  (b) The Servicer and each Subservicer shall deposit without duplication (within two Business Days of receipt thereof) in the applicable Principal and Interest Account and retain therein:

                           (i) all payments  received  after the Cut-Off Date on
                  account of principal on the Business Loans, including all Excess Payments, Principal Prepayments and Curtailments collected after the Cut-Off Date;

                           (ii) all payments  received after the Cut-Off Date on
                  account of interest on the Business Loans (net of the Servicing Fee with respect to each Business Loan and other servicing compensation payable to the Servicer as permitted herein);

                           (iii)    all Net Liquidation Proceeds;

                           (iv) all Insurance Proceeds (other than amounts to be
                  applied to restoration or repair of any related Mortgaged Property, or to be released to the Obligor in accordance with customary servicing procedures);

                           (v)      all Released Mortgaged Property Proceeds;

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
                           (vi) any amounts paid in connection with the repurchase of any Business Loan and the amount of any Substitution Adjustment received pursuant to Sections 2.05 and 3.03;

                           (vii) any  amount  required  to be  deposited  in the
                  Principal and Interest Account pursuant to Section 5.04 or 5.10; and

                           (viii)  the  amount  of  any   losses   incurred   in
                  connection with investments in Permitted Instruments.

                  (c) The foregoing requirements for deposit in the applicable Principal and Interest Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments with respect to the Servicing Fee (to the extent received and permitted by Section 7.03), with respect to each Business Loan, together with the difference between any Liquidation Proceeds and the related Net Liquidation Proceeds, need not be deposited by the Servicer in the applicable Principal and Interest Account.

                  (d) Any interest earnings on funds held in the applicable Principal and Interest Account paid by an Eligible Deposit Account shall be for the account of the Servicer and may only be withdrawn from the applicable Principal and Interest Account by the Servicer immediately following its monthly remittance to the Trustee pursuant to Section 5.04(a). Any reference herein to amounts on deposit in the applicable Principal and Interest Account shall refer to amounts net of such investment earnings.

                  Section 5.04 Permitted Withdrawals From the Applicable Principal and Interest Account

                  The  Servicer   shall   withdraw  funds  from  the  applicable
Principal and Interest Account for the following purposes:

                  (a) to effect the remittance to the Trustee on each Determination Date for deposit in the Certificate Account, the portion of the Available Funds for the related Remittance Date that is net of Compensating Interest and the Monthly Advances (and, with respect to the Determination Dates occurring during the Funding Period, net of amounts then on deposit in the Pre-Funding Account and the Capitalized Interest Account);

                  (b) to reimburse itself for any accrued unpaid Servicing Fees, unreimbursed Monthly Advances and for unreimbursed Servicing Advances to the extent deposited in the Principal and Interest Account (and not netted from Monthly Payments received). The Servicer's right to reimbursement for unpaid Servicing Fees and, except as provided in the following sentence, Servicing Advances and Monthly Advances shall be limited to Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the Obligor or otherwise relating to the Business Loan in respect of which such unreimbursed amounts are owed. The Servicer's right to reimbursement for

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
Servicing Advances and Monthly Advances in excess of such amounts shall be limited to any late collections of interest received on the Business Loans generally, including Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and any other amounts; provided, however, that the Servicer's right to such reimbursement pursuant hereto shall be subordinate to the rights of the Certificateholders and may be exercised only if the Spread Balance equals the then applicable Specified Spread Account Requirement;

                  (c) to withdraw any amount received from an Obligor that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court having competent jurisdiction;

                  (d) (i) to make investments in Permitted Instruments and (ii) to pay to itself, as permitted by Section 5.03(d), interest paid in respect of Permitted Instruments or by an Eligible Deposit Account on funds deposited in the Principal and Interest Account;

                  (e) to withdraw any funds deposited in the Principal and Interest Account that were not required to be deposited therein or were deposited therein in error;

                  (f) to pay itself servicing  compensation  pursuant to Section
7.03 hereof or interest as permitted  under the  definition of Excess  Proceeds;
and

                  (g) to clear and terminate the Principal and Interest Accounts upon the termination of this Agreement.

                  So long as no default or Event of Default shall have occurred and be continuing, and consistent with any requirements of the Code, the Principal and Interest Accounts shall either be maintained with an Eligible Deposit Account as an interest-bearing account meeting the requirements set forth in Section 5.03(a), or the funds held therein may be invested by the Servicer (to the extent practicable) in Permitted Instruments, as directed in writing by the Servicer. In either case, funds in the Principal and Interest
Account must be available for withdrawal without penalty, and any Permitted Instruments must mature not later than the Business Day immediately preceding the Determination Date next following the date of such investment (except that if such Permitted Instrument is an obligation of the institution that maintains such account, then such Permitted Instrument shall mature not later than such Determination Date) and shall not be sold or disposed of prior to its maturity. All Permitted Instruments must be held by or registered in the name of "SierraWest Bank, as Servicer in trust for the registered holders of SWB Business Loan-Backed Pass-Through Certificates, Series 1998-1." All interest or other earnings from funds on deposit in the Principal and Interest Account (or any Permitted Instruments thereof) shall be the exclusive property of the Servicer, and may be withdrawn from the Principal and Interest Account pursuant to clause (d) above. The amount of any losses incurred in connection with the investment of funds in the Principal and Interest Account in Permitted Instruments shall be deposited in the Principal and Interest

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
Account by the Servicer from its own funds immediately as realized without reimbursement therefor.

                  Section 5.05      [Intentionally Omitted]

 .                 Section 5.06      Transfer of Accounts

                  The Servicer may, upon written notice to the Trustee, transfer any Principal and Interest Account to a different Eligible Deposit Account.

 .                 Section 5.07      Maintenance of Hazard Insurance

                  The Servicer shall comply with the customary servicing procedures concerning the issuance and maintenance of fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located. If at origination of a Business Loan, to the best of the Servicer's knowledge after reasonable investigation, the related Mortgaged Property is in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) if it maintains flood insurance, the Servicer will require the related Obligor to purchase a flood insurance policy with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of
(i) the full insurable value of the Mortgaged Property, or (ii) the maximum amount of insurance available under the National Flood Insurance Act of 1968, as amended. The Servicer shall also maintain, to the extent such insurance is available, and in accordance with the Servicer's policies, on Foreclosed Property constituting real property, fire and hazard insurance in the amounts described above and liability insurance. Any amounts collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the Mortgaged Property, or to be released to the Obligor in accordance with applicable law) shall be deposited in the Principal and Interest Account, subject to withdrawal pursuant to Section 5.04. It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of any Obligor or maintained on Foreclosed Property, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with losses payable to the Servicer or its affiliates.

                  Section 5.08      [Intentionally Omitted]

                  Section 5.09      Fidelity Bond.

                  The Servicer shall maintain with a responsible company, and at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, in a minimum amount equal to $1,500,000,and a maximum deductible of $100,000, if commercially available, with coverage on all employees acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Business Loans ("Servicer Employees"). The fidelity bond shall insure the Trustee, its officers and employees against losses resulting from forgery, theft,

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
embezzlement or fraud by such Servicer Employees. The errors and omissions policy shall insure against losses resulting from the errors, omissions and negligent acts of such Servicer employees. No provision of this Section 5.09 requiring such fidelity bond and errors and omissions insurance shall relieve the Servicer from its duties as set forth in this Agreement. Upon the request of the Trustee or any Certificateholder, the Servicer shall cause to be delivered to the Trustee or such Certificateholder a certified true copy of such fidelity bond and insurance policy. The current issuer of such fidelity bond and insurance policy is Reliance Insurance Company.


                  Section 5.10 Title, Management and Disposition of Foreclosed Property

                  In the event that title to a Mortgaged Property or other Collateral is acquired in foreclosure or by deed in lieu of foreclosure or by other legal process (a "Foreclosed Property"), the deed or certificate of sale, or the repossessed Collateral shall be taken in the name of the Trustee on behalf of the Trust Fund.

                  The Servicer, subject to Sections 5.01 and 5.02 hereof, shall manage, conserve, protect and operate each Foreclosed Property for the Certificateholders solely for the purpose of its prudent and prompt disposition and sale. The Servicer shall, either itself or through an agent selected by the Servicer, manage, conserve, protect and operate the Foreclosed Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the Foreclosed Property is managed. The Servicer shall attempt to sell the same (and may temporarily rent the same) on such terms and conditions as the Servicer deems to be in the best interest of the Certificateholders.

                  The Servicer shall cause to be deposited in the Principal and Interest Account, no later than five Business Days after the receipt thereof, all revenues received with respect to the conservation and disposition of the related Foreclosed Property net of Servicing Advances.

                  The disposition of Foreclosed Property shall be carried out by the Servicer at such price, and upon such terms and conditions, as the Servicer, deems to be in the best interest of the Certificateholders. The proceeds of sale of the Foreclosed Property shall promptly, but in no event later than two Business Days after receipt, be deposited in the Principal and Interest Account as received from time to time and, as soon as practicable thereafter, the expenses of such sale shall be paid, the Servicer shall, subject to Section 5.04, reimburse itself for any related unreimbursed Servicing Advances, unpaid Servicing Fees and unreimbursed Monthly Advances, and the Servicer shall deposit in the Principal and Interest Account the net cash proceeds of such sale to be distributed to the Certificateholders in accordance with Section 6.07 hereof.

                  In the event any Mortgaged Property or any other repossessed Collateral is acquired as aforesaid or otherwise in connection with a default or imminent default on a Business

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
Loan, the Servicer shall dispose of such Mortgaged Property within two years after its acquisition unless the Servicer and the Trustee shall have received an Opinion of Counsel with respect to such longer retention to the effect that the holding of such Mortgaged Property subsequent to two years after its acquisition will not result in the imposition of taxes on "prohibited transactions" as defined in section 860F of the Code or cause the Trust Fund to fail to qualify as a REMIC at any time that any Class A or Class B Certificates are outstanding. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Servicer pursuant to this Section shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund, and no construction shall take place on such Mortgaged Property, in such a manner or pursuant to any terms that would cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by the Trust Fund of any "income from non-permitted assets" which is subject to taxation within the meaning of Sections 860G(c) and 857(b)(4)(B) of the Code. If a period greater than two years is permitted under this Agreement and is necessary to sell any Foreclosed Property, the Servicer shall give appropriate notice to the Trustee.

                  Section 5.11      [Intentionally Omitted].

                  Section 5.12      Collection of Certain Business
                                    Loan Payments.

                  The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Business Loans, and shall, to the extent such procedures shall be consistent with this Agreement, comply with the terms and provisions of any applicable hazard insurance policy. Consistent with the foregoing , the Servicer may in its discretion waive or permit to be waived any fee or charge which the Servicer would be entitled to retain hereunder as servicing compensation and extend the due date for payments due on a Business Note for a period (with respect to each payment as to which the due date is extended) not greater than 180 days after the initially scheduled due date for such payment provided that the Servicer determines such extension would not be considered a new mortgage loan for federal income tax purposes. In the event the Servicer shall consent to the deferment of the due dates for payments due on a Business Note, the Servicer shall nonetheless make payment of any required Monthly Advance with respect to the payments so extended to the same extent as if such installment were due, owing and delinquent and had not been deferred, and shall be entitled to reimbursement therefor in accordance with Section 5.04(b) hereof.

                  Section 5.13      Access to Certain Documentation and
 .                                   Information Regarding the Business Loans

                  The Servicer shall provide to the Trustee, the FDIC, the OCC, the Federal Reserve, the Office of Thrift Supervision and the supervisory agents and examiners of the foregoing, access to the documentation regarding the Business Loans required by applicable local, state and federal regulations, such access being afforded without charge but only upon

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
reasonable request and during normal business hours at the offices of the Servicer designated by it.

                  Section 5.14      Superior Liens.

                  If the Servicer is notified that any superior lienholder has accelerated or intends to accelerate the obligations secured by a Prior Lien, or has declared or intends to declare a default under the mortgage or the promissory note secured thereby, or has filed or intends to file an election to have the Mortgaged Property sold or foreclosed, the Servicer shall take, on behalf of the Trust Fund, whatever actions are necessary to protect the interests of the Certificateholders, and/or to preserve the security of the related Business Loan, subject to the application of the REMIC Provisions. The Servicer shall immediately notify the Trustee of any such action or circumstances. The Servicer will advance the necessary funds to cure the default or reinstate the superior lien, if such advance is in the best interests Certificateholders. The Servicer shall thereafter take such action as is necessary to recover the amount so advanced.

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
                                   ARTICLE VI

                       PAYMENTS TO THE CERTIFICATEHOLDERS

                  Section 6.01 Establishment of Certificate Accounts; Deposits in Certificate Accounts; Permitted Withdrawals from Certificate Account.

                  (a) No later than the Closing Date, the Trustee will establish and maintain with itself in its trust department two separate trust accounts for Group 1 and Group 2, which shall not be interest-bearing, titled "Group 1 Certificate Account, Marine Midland Bank, as trustee for the registered holders of SWB Business Loan-Backed Pass-Through Certificates, Series 1998-1" (the "Group 1 Certificate Account") and "Group 2 Certificate Account, Marine Midland Bank, as trustee for the registered holders of SWB Business Loan-Backed Pass-Through Certificates, Series 1998-1" (the "Group 2 Certificate Account" and together with the Group 1 Certificate Account, the "Certificate Accounts"). The Trustee shall, promptly upon receipt, deposit in the applicable Certificate Account for a Group and retain therein:

                           (i) the Total  Available Funds for such Group (net of
                  the amount of Monthly Advances and Compensating Interest deposited pursuant to subclause (ii) below);

                           (ii) the Compensating Interest and the portion of the
                  Monthly Advance allocable to such Group remitted to the Trustee by the Servicer;

                           (iii)  amounts  transferred  from the Spread  Account
pursuant to Section 6.02(b)(i);

                           (iv) amounts required to be paid by the Servicer pursuant to Section 6.06(e) in connection with losses on investments of amounts in the applicable Certificate Account; and

                           (v) amounts  transferred from the Pre-Funding Account
                  and the Capitalized Interest Account on the Special Remittance Date pursuant to Sections 6.04(c) and (h), respectively.

                  (b) Amounts on deposit in each Certificate Account shall be withdrawn on each Remittance Date by the Trustee, or the Paying Agent, on its behalf, to effect the distribution described in Section 6.07(b) and thereafter by the following parties in no particular order of priority:

                           (i)      by the Trustee, to invest amounts on deposit
in the applicable Certificate Account in Permitted Instruments pursuant to
Section 6.06;

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
                           (ii) by the Trustee, to pay on a monthly basis to the
                  Servicer as additional servicing compensation interest paid and earnings realized on Permitted Instruments;

                           (iii) by the  Trustee,  to  withdraw  any  amount not
                  required to be deposited in the applicable Certificate Account or deposited therein in error; and

                           (iv) by the  Trustee,  to  clear  and  terminate  the
                  applicable Certificate Account upon the termination of this Agreement in accordance with the terms of Section 11.01 hereof.

                  Section 6.02 Establishment of Spread Account; Deposits in Spread Account; Permitted Withdrawals from Spread Account.

                  (a) No later than the Closing Date, the Trustee will establish and maintain with itself in its trust department a trust account, which shall not be interest bearing, titled "Spread Account, Marine Midland Bank, as trustee for the registered holders of SWB Business Loan-Backed Pass-Through Certificates, Series 1998-1" (the "Spread Account"). The Spread Account shall constitute part of the Trust Fund, and the funds held therein may be invested in Permitted Instruments. On the Closing Date, the Trustee will make an initial cash deposit from the proceeds of the sale of the Certificates into the Spread Account in an amount equal to $2,124,950.00. Thereafter, on each Remittance Date, the Trustee shall, promptly upon receipt, deposit into the Spread Account:

                           (i) that  portion of the  Available  Funds  available
                  from each Group required to be deposited into the Spread Account pursuant to Section 6.07(b)(vi) until the Spread Balance equals the then applicable Specified Spread Account Requirement; and

                           (ii) amounts required to be paid by the Servicer pursuant to Section 6.06(e) in connection with losses on investments of amounts in the Spread Account.

                  (b) Amounts on deposit in the Spread Account shall be withdrawn by Trustee for distribution in the manner set forth in subclause (c) below on each Remittance Date in the following order of priority:

                           (i) to deposit in the Certificate Account for a Group
                  (to be allocated pro rata based on each Group's shortfall) an amount by which (a) the sum of the Class A and Class B Interest Distribution Amounts for such Group, the Class A and Class B Principal Distribution Amounts for such Group and the Class A and Class B Carry Forward Amounts for such Group exceeds (b) the Total Available Funds for such Group for such

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
                  Remittance Date (but excluding from such definition, amounts in the Spread Account);

                           (ii) to  deposit  in the  Certificate  Account  for a
                  Group the amount, if any, required to make the full distribution to the Expense Account for such Group pursuant to
                  Section 6.07(b)(v); and

                           (iii) to the extent  that the amount  then on deposit
                  in the Spread Account after giving effect to all required transfers from the Spread Account to the applicable Certificate Account on such Remittance Date then exceeds the Specified Spread Account Requirement as of such Remittance Date (such excess, a "Spread Account Excess"), an amount equal to such Spread Account Excess shall be distributed by the Trustee to the Holders of the Class R Certificates; and also, in no particular order of priority:

                           (iv) to  invest  amounts  on  deposit  in the  Spread
                  Account in Permitted Instruments pursuant to Section 6.06;

                           (v) to withdraw any amount not required to be deposited in the Spread Account or deposited therein in error; and

                           (vi) to clear and terminate  the Spread  Account upon
                  the termination of this Agreement in accordance with the terms of Section 11.01.

                  (c) Any amounts which are required to be withdrawn from the Spread Account pursuant to paragraph (b) above shall be withdrawn from the Spread Account in the following order of priority: (i) first, from any uninvested funds therein, and (ii) second, from the proceeds of the liquidation of any investments therein pursuant to Section 6.06(b).

                  Section 6.03 Establishment of Expense Account; Deposits in Expense Account; Permitted Withdrawals from Expense Account

                  (a) No later than the Closing Date, the Trustee will establish with itself accounts for Group 1 and Group 2 for the benefit of the Trustee to pay its fees and expenses related to the Trust Fund (with respect to Group 1, the "Group 1 Expense Account" and with respect to Group 2 the "Group 2 Expense Account"). The Expense Accounts shall not constitute part of the Trust Fund and are for the benefit of the Trustee and, on a subordinate basis, for the benefit of the Servicer as described in (b)(ii) and (c) below. The Trustee shall deposit into each Expense Account:

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
                           (i) on each  Remittance  Date  from  the  amounts  on
                  deposit in the applicable Certificate Account an amount equal to the related Group's portion of one-twelfth of the Annual Expense Escrow Amount; and

                           (ii) upon receipt, amounts required to be paid by the
                  Servicer pursuant to Section 6.06(e) in connection with losses on investments of amounts in the Expense Account.

If, at any time the amount then on deposit in the Expense Accounts shall be insufficient to pay in full the fees and expenses of the Trustee then due, the Trustee shall make demand on the Servicer to advance the amount of such insufficiency, and the Servicer shall promptly advance such amount. Thereafter, the Servicer shall be entitled to reimbursement from the Expense Account for the amount of any such advance from any excess funds available pursuant to subclause
(c)(ii) below. Without limiting the obligation of the Servicer to advance such insufficiency, in the event the Servicer does not advance the full amount of such insufficiency by the Business Day immediately preceding the Determination Date, the amount of such insufficiency shall be deposited into the Expense Account for payment to the Trustee pursuant to Section 6.07(b)(v), to the extent of available funds in the applicable Certificate Account.

                  (b) The Trustee may invest amounts on deposit in the Expense Accounts in Permitted Instruments pursuant to Section 6.06 hereof, and the Trustee shall withdraw amounts on deposit in the Expense Accounts to:

                           (i) pay the Trustee's fees and expenses as described in Section 2.08 hereof;

                           (ii) pay on a monthly basis to the Servicer as additional servicing compensation interest paid and earnings realized on Permitted Instruments;

                           (iii) withdraw any amounts not required to be deposited in the Expense Accounts or deposited therein in error; and

                           (iv) clear and  terminate  the Expense  Accounts upon
                  the termination of this Agreement in accordance with the terms of Section 11.01.

                  (c) On the twelfth Remittance Date following the Closing Date, and on each twelfth Remittance Date thereafter, the Trustee shall determine that all payments required to be made during the prior twelve month period pursuant to subclauses (b)(i), (b)(ii) and (b)(iii) above, have been made, and, if all such payments have been made, from the amounts remaining in the Expense Accounts, the Trustee shall (in the following order of priority):

                           (i) reimburse the Servicer and/or the Seller, for reimbursable advances made pursuant to Section 9.01;

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
                           (ii) reimburse the Servicer for advances made by it pursuant to the last paragraph of subclause (a) above; and

                           (iii) remit to the Servicer as  additional  servicing
                  compensation any amounts remaining in the Expense Account after payments made pursuant to subclauses (b)(i), (b)(ii),
                  (b)(iii), (c)(i) and (c)(ii), above.

                  Section 6.04 Pre-Funding Account and Capitalized Interest Account

                  (a) No later than the Closing Date, the Seller shall establish and maintain with the Trustee in its trust department two separate trust accounts, which shall not be interest-bearing, titled "Group 1 SWB Business Loan Pre-Funding Account 1998-1" (the "Group 1 Pre-Funding Account") and "Group 2 SWB Business Loan Pre-Funding Account 1998-1" (the "Group 2 Pre-Funding Account"). The Pre-Funding Accounts shall not constitute part of the Trust Fund. The Class R Certificateholders shall be deemed the owner of the Pre-Funding Account for Federal income tax purposes. The Trustee shall, promptly upon receipt, deposit into the Pre-Funding Account and retain therein the Original Pre-Funded Amount in an amount equal to the sum of a $6,632,778.46 from the proceeds of the sale of the Group 1 Certificates and (ii) $8,832,158.73 from the proceeds of the sale of Group 2 Certificates.

                  (b) On each Subsequent Transfer Date, the Seller shall instruct the Trustee to withdraw from the Pre-Funding Account an amount equal to 100% of the aggregate Principal Balances of the Subsequent Business Loans sold to the Trust Fund on such Subsequent Transfer Date and pay such amount to or upon the order of the Seller with respect to such transfer. The Servicer shall additionally inform the Trustee whether such Subsequent Business Loans are being transferred in respect of Group 1 or Group 2. In no event shall the Servicer be permitted to instruct the Trustee to release from the Pre-funding Account with respect to Subsequent Business Loans to be transferred to Group 1 and Group 2, an amount in excess of $6,632,778.46 and $8,832,158.73, respectively.

                  (c) If at the end of the Funding Period amounts still remain in the Pre-Funding Account, the Servicer shall instruct the Trustee to withdraw from the Pre-Funding Account on the immediately following Remittance Date and deposit such amounts in the applicable Certificate Account. However, if at the close of business on August 7, 1998, amounts still remain in the Pre-Funding Account, the Servicer shall instruct the Trustee to withdraw from the Pre-Funding Account on the Special Remittance Date and deposit in the applicable Certificate Account any Pre-Funded Amount then remaining in the Pre-Funding Account.

                  (d) On the Remittance Dates occurring in May, June and July 1998, the Trustee shall transfer from the Pre-Funding Account to the applicable Certificate Account, the Pre-Funding Earnings, if any, applicable to each such Remittance Date.

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                  (e) No later than the Closing Date, the Seller shall establish and maintain with the Trustee in its trust department two separate trust accounts for Group 1 and Group 2, which shall not be interest-bearing, titled "Group 1 SWB Business Loan Capitalized Interest Account 1998-1" (the " Group 1 Capitalized Interest Account") and "Group 2 SWB Business Loan Capitalized Interest Account 1998-1" (the Group 2 Capitalized Interest Account"). The Capitalized Interest Account shall not constitute part of the Trust Fund. The Class R Certificateholders shall be deemed the owner of the Capitalized Interest Account for Federal income tax purposes. The Trustee shall, promptly upon receipt, deposit into the Group 1 and Group 2 Capitalized Interest Account $69,269.37 and $83,596.29, respectively. If prior to the end of the Funding Period the funds on deposit in the Pre-Funding Account are invested in a guaranteed investment contract, repurchase agreement or other arrangement acceptable to the Rating Agency, that constitutes a Permitted Instrument, the Trustee shall, within one Business Day of its receipt of notification of satisfaction of the Rating Agency Condition, withdraw from the Capitalized
Interest   Account  and  pay  to  the  Seller  the  amount  set  forth  in  such notification.

                  (f) On the Remittance Dates occurring in May, June and July 1998, the Trustee shall transfer from the Capitalized Interest Account to the applicable Certificate Account, the Capitalized Interest Requirement, if any, for such Remittance Dates.

                  (h) On the Special Remittance Date, the Trustee shall transfer from the Capitalized Interest Account to the Certificate Account the Capitalized Interest Requirement, if any, for such Special Remittance Date. Any amounts remaining in the Capitalized Interest Account after taking into account such transfer shall be paid on such Special Remittance Date to the Seller, and the Capitalized Interest Account shall be closed.

                  Section 6.05      [Intentionally Omitted]

                  Section 6.06      Investment of Accounts.

                  (a) So long as no default or Event of Default shall have occurred and be continuing, and consistent with any requirements of the Code, all or a portion of any Account which by the terms of this Agreement shall be invested in Permitted Instruments by the Trustee, as directed in writing by the Servicer, in one or more Permitted Instruments in the name of the Trustee, bearing interest or sold at a discount. No such investment in a Certificate Account, the Pre-Funding Account, the Capitalized Interest Account and the Spread Account shall mature later than the Business Day immediately preceding the next Remittance Date and no such investment in the Expense Account shall mature later than the Business Day immediately preceding the date such funds will be needed to pay fees or premiums; provided, however, the Trustee or any affiliate thereof, may be the obligor on any investment which otherwise qualifies as a Permitted Instrument and any investment on which the Trustee is the obligor may mature on such Remittance Date or date when needed, as the case may be.

                  (b) If any amounts are needed for disbursement from any Account held by the Trustee and sufficient uninvested funds are not available to make such disbursement, the Trustee

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shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such Account. The Trustee shall not be liable for any investment loss or other charge resulting therefrom.

                  (c) Subject to Section 12.01 hereof, the Trustee shall not in any way be held liable by reason of any insufficiency in any Account held by the Trustee resulting from any investment loss on any Permitted Instrument included therein (except to the extent that the Trustee is the obligor thereon).

                  (d) The Trustee shall invest and reinvest funds in the Accounts held by the Trustee to the fullest extent practicable, in such manner as the Servicer shall from time to time direct in writing, but only in one or more Permitted Instruments.

                  (e) All income or other gain from investments in any Account held by the Trustee shall be deposited in such Account, immediately on receipt, and the Trustee shall notify the Servicer of any loss resulting from such investments. The Servicer shall remit the amount of any such loss from its own funds, without reimbursement therefor, to the Trustee or the Spread Account Custodian for deposit in the Account from which the related funds were withdrawn for investment by the next Determination Date following receipt by the Servicer of such notice.

                  Section 6.07      Distributions.

                  (a) The rights of the Certificateholders to receive distributions from the proceeds of the Trust Fund, and all ownership interests of the Certificateholders in such distributions, shall be as set forth in this Agreement.

                  (b) On each Remittance Date the Trustee shall withdraw from the Certificate Account for a Group an amount equal to (A) that portion of the Available Funds for the related Group received from the Servicer pursuant to
Section 6.01(a)(i), (ii), (iv) and (v), (B) the amounts deposited therein pursuant to Section 6.02(b)(i) and make distributions thereof in the following order of priority:

                           (i) First, to the Class A Certificates of the related
                  Group in an amount up to the Interest Distribution Amount for such Class of Certificates;

                           (ii) Second, to the Class B Certificates of the related Group in an amount up to the Interest Distribution Amount for such Class of Certificates;

                           (iii) Third, to the Class A Certificates of the related Group in an amount up to the sum of (a) the Class A Principal Distribution Amount for such Group and (b) the Class A Carry Forward Amount for such Group;

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
                           (iv) Fourth, to the Class B Certificates of the related Group, in an amount up to the sum of (a) the Class B Principal Distribution Amount for such Group and (b) the Class B Carry Forward Amount for such Group;

                           (v) Fifth,  to the Expense Account in an amount up to
                  the pro rata portion (based upon the Principal Balance of the Business Loans in each Group on such date) for such Group of one-twelfth of the Annual Expense Escrow Amount plus the pro rata portion (based upon the Principal Balance of the Business Loans in each Group on such date) for such Group of any amount required to be paid to the Trustee pursuant to Section 6.03(a) resulting from insufficiencies in the Expense Account;

                           (vi) Sixth, to the Spread Account any remainder unless and until the amount herein equals the Specified Spread Account Requirement; provided, however, that if such date is an Excess Spread Remittance Date, the amount to be deposited therein from each Group will equal the related Group Spread Account Portion;

                           (vii) Seventh, to the Servicer in an amount up to the
                  Reimbursable Amounts;

                           (viii) Eight, to the Class AV Certificates, any Certificates' Interest Carryover for such Class of Certificates (but only with respect to Available Funds for Group 1);

                           (ix) Ninth, to the Class BV Certificates, any Certificateholders' Interest Carryover for such Class of
                  Certificates (but only with respect to Available Funds for Group 2); and

                           (x) Tenth, to the Class R Certificates, any remaining
                  amounts.

                  Additionally, on the Special Remittance Date, the Trustee shall withdraw from the Certificate Account the amount, if any, deposited therein pursuant to Section 6.01(a)(v) and make distributions thereof to Certificateholders of a Group as follows: (i) from amounts transferred from the Pre-Funding Account and allocated to such Group, distributions of principal to the Class A and Class B Certificates of such Group pro rata based upon the applicable Class A and Class B Percentages and (ii) from amounts transferred from the Capitalized Interest Account, distributions of interest to such Class A and Class B Certificates equal to the applicable Capitalized Interest Requirement for such Group.

                  (c) All distributions made to the Certificateholders of a particular Class will be made on a pro rata basis among the Certificateholders of record of the applicable Class on the next preceding Record Date based on the Percentage Interest represented by their respective Certificates, and shall be made by check or, upon request by a Certificateholder, by wire transfer

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of immediately  available  funds to the account of such  Certificateholder  at a bank or other entity having appropriate facilities therefor, and, in the case of
wire  transfers,   at  the  expense  of  such   Certificateholder   unless  such
Certificateholder shall own of record Certificates which have initial principal balances aggregating at least $5,000,000.

                  Section 6.08      Cross-Collateralization.

                  To the extent that Available Funds (other than from amounts on deposit in the Spread Account) for any Group are insufficient to make the distributions or deposits set forth in clauses (i) through (vii) of Section 6.07(b), any Available Funds (other than from amounts on deposit in the Spread Account) for the other Group remaining after application of clauses (i) through
(vii) of Section 6.07(b) shall be deposited in the Certificate Account for such other Group up to the amount of such insufficiency.

                  Section 6.09      Statements.

                  Each month, not later than 12:00 noon New York time on the Determination Date, the Servicer shall deliver to the Trustee, by telecopy, for distribution to the Certificateholders of a Group, the receipt and legibility of which shall be confirmed telephonically, with hard copy thereof and the Servicer's Monthly Computer Tape in the form attached hereto as Exhibit L (both in hard copy and in computer tape form) to be delivered on the Business Day following the Determination Date, a certificate signed by a Servicing Officer (a "Servicer's Certificate") stating the date (day, month and year), the Series number of the Certificates, the date of this Agreement, and, as of the close of business on the Record Date for such month:

                           (i) Available Funds and Total Available Funds for each Group for the related Remittance Date;

                           (ii) The Aggregate Class A Certificate Principal Balance for each Group, the Aggregate Class B Certificate Principal Balance for each Group and the Aggregate Principal Balance for each Group as reported in the prior Servicer's Certificate pursuant to subclause (xi) below, or, in the case of the first Determination Date, the Original Class A and Class B Certificate Principal Balance and the Original Principal Balance;

                           (iii) The number and Principal Balances of all Business Loans for each Group which were the subject of Principal Prepayments during the Due Period and the number and Principal Balances of all Defaulted Business Loans for each Group purchased by the Servicer during the Due Period;

                           (iv) The amount of all  Curtailments  related to each
                  Group which were received during the Due Period;

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
                           (v) The amount of all Excess  Payments and the amount
                  of all Monthly Payments for each Group in respect of principal received during the Due Period;

                           (vi) The aggregate amount of interest received on Business Loans in Group 1 and in Group 2;

                           (vii) The  amount of the  Monthly  Advances  for each
                  Group to be made on the Determination Date for each Group and the Compensating Interest payment to be made on the Determination Date for each Group;

                           (viii) The delinquency  and  foreclosure  information
                  set forth in the form attached hereto as Exhibit K;

                           (ix) The Interest  Distribution Amounts and Principal
                  Distribution Amounts for each Class for the Remittance Date with the components thereof stated separately;

                           (x) The amount  available in the Spread Account as of
                  the  related  Record  Date in cash  and  from  liquidation  of
                  Permitted Instruments and the amount, if any, to be transferred from the Spread Account to each Certificate Account pursuant to Section 6.02(b)(i);

                           (xi)  The  Aggregate  Class A  Certificate  Principal
                  Balance for each Group, Aggregate Class B Certificate Principal Balance for each Group and the Aggregate Principal Balance for each Group after giving effect to the distribution to be made on the Remittance Date;

                           (xii) The  weighted  average  maturity  and  weighted
                  average Business Loan Interest Rate for each Group;

                           (xiii) The Servicing Fees and amounts to be deposited
                  to the Expense Account for each Group;

                           (xiv) The amount of all payments  and  reimbursements
                  to the Servicer  pursuant to Section 5.04 (b),  (c),  (d)(ii),
                  (e) and (f);

                           (xv) The  Class A and  Class B  Remittance  Rates for
                  each Group with respect to such Remittance Date;

                           (xvi) During the Funding Period, the aggregate Principal Balance of the Subsequent Mortgage Loans purchased during the prior Due Period and the amount on deposit in the Pre-Funding Account allocable to each Group as of the end of such Due Period;

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
                           (xvii) The Group 2 Net Interest Cap with respect to the Remittance Date;

                           (xviii) If the Class  Remittance  Rate for a Class of
                  Group 2 Certificates for such Remittance Date is based on the Group 2 Net Interest Cap, the amount of any Certificateholders' Interest Carryover for such Class for such Remittance Date;

                           (xix) the amount of the distribution, if any, allocable to Certificateholders' Interest Carryover and the amount of any Certificateholders' Interest Carryover for all prior Remittance Dates after giving effect to such distribution (in each case, stated separately by Class and in the aggregate); and

                           (xx)  Such  other  information  as the  Trustee,  the
                  Certificateholders   or  the  Rating  Agency  may   reasonably
                  require.

                  The Trustee shall forward such report to the Certificateholders and the Rating Agency on the Remittance Date, together with a separate report indicating the amount of funds deposited in each Certificate Account pursuant to Section 6.01(a)(iv); and the amounts which are reimbursable to the Servicer or the Seller pursuant to Sections 6.03(c)(i), 6.03(c)(ii) and 6.07(b)(vii) (all reports prepared by the Trustee of such withdrawals and deposits will be based in whole or in part upon the information provided to the Trustee by the Servicer).

                  To the extent that there are inconsistencies between the telecopy of the Servicer's Certificate and the hard copy thereof, the Trustee shall be entitled to rely upon the telecopy. In the case of information furnished pursuant to subclauses (ii), (iii), (iv), (v), (ix) and (xi), above, the amounts shall be expressed in a separate section of the report as a dollar amount for each Class per $1,000 original dollar amount as of the Cut-Off Date.

                  Additionally, on the Special Remittance Date the Trustee shall, based upon information received from the Servicer, forward to the Certificateholders and the Rating Agency a report setting forth the amount of principal and interest, if any, being paid to each Class of Certificates on the Special Remittance Date.

                  (a) Within a reasonable period of time after the end of each calendar year, the Servicer shall furnish to the Trustee for distribution to each Person who at any time during the calendar year was a Certificateholder such information as is reasonably necessary to provide to such Person a statement containing the information set forth in subclauses (vi), (ix), and
(xiv), above, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Code as from time to time are in force.

                  (b) Upon reasonable advance notice in writing, the Servicer will provide to each Certificateholder which is a savings and loan association, bank or insurance company certain reports and access to information and
documentation   regarding   the  Business   Loans

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
sufficient  to  permit  such   Certificateholder   to  comply  with   applicable
regulations of the Office of Thrift Supervision or other regulatory authorities with respect to investment in the Certificates.

                  (c) The Servicer shall furnish to each Certificateholder, during the term of this Agreement, such periodic, special, or other reports or information, whether or not provided for herein, as shall be necessary, reasonable, or appropriate with respect to the Certificateholder or otherwise with respect to the purposes of this Agreement, all such reports or information to be provided by and in accordance with such applicable instructions and directions as the Certificateholder may reasonably require; provided, that the Servicer shall be entitled to be reimbursed by such Certificateholder for the Servicer's actual expenses incurred in providing such reports if such reports are not producible in the ordinary course of the Servicer's business. The Rating Agency shall receive copies of any such reports or information furnished to the Certificateholders.

                  Section 6.10      Advances by the Servicer.

                  Not later than the close of business on each Determination Date, the Servicer may, in its sole discretion, if it determines such amount is recoverable, remit to the Trustee for deposit in the Certificate Account an amount (as indicated in the Servicer's Certificate prepared pursuant to Section 6.09), to be distributed on the related Remittance Date pursuant to Section 6.07, equal to the amount by which (i) 30 days' interest at a rate equal to the then applicable Adjusted Business Loan Remittance Rate on the Aggregate Class A and Class B Certificate Principal Balances immediately prior to the related Remittance Date (plus or minus the difference, if any, between (A) the sum of the Class A and Class B Interest Distribution Amounts and (B) the sum of the Adjusted Class A and Adjusted Class B Interest Distribution Amounts for the related Remittance Date) exceeds (ii) the amount received by the Servicer as of the related Record Date in respect of interest on the Business Loans (plus, for the Remittance Dates in [May], June, July and August 1998, the sum of (i) all funds to be transferred to the Certificate Account from the Capitalized Interest Account for such Remittance Date pursuant to Section 6.04(g) and (ii) the Pre-Funding Earnings for the applicable Remittance Date), such excess being defined herein as the "Monthly Advance." The Servicer may reimburse itself for Monthly Advances made pursuant to Section 5.04. Notwithstanding the foregoing, the Servicer shall not be required to make a Monthly Advance with respect to a Business Loan if it determines, in good faith, that such advance would be nonrecoverable from amounts received in respect of the Business Loans.

                  Section 6.11      Compensating Interest.

                  Each Class of Certificateholders shall be entitled to a full month's interest on the principal portion of each Business Loan at the then applicable Class A or Class B Remittance Rate for such Class, as the case may be. Not later than the close of business on each Determination Date, with respect to each Business Loan in the related Group for which a Principal Prepayment or Curtailment was received during the related Due Period, the Servicer shall remit to the Trustee for deposit in the applicable Certificate Account from amounts otherwise payable to it as servicing compensation, an amount (such amount required to be

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
delivered to the Trustee is referred to herein as "Compensating Interest") (as indicated in the Servicer's Certificate prepared pursuant to Section 6.09) equal to the difference between (a) 30 days' interest at the Adjusted Business Loan Remittance Rate on the Principal Balance of each related Business Loan as of the beginning of the Due Period applicable to the Remittance Date on which such amount will be distributed, and (b) the amount of interest actually received on each such Business Loan for such Due Period net of the Servicing Fee, and the fees and expenses of the Trustee allocable to such interest.

                  Section 6.12 Reports of Foreclosure and Abandonment of Mortgaged Property

                  Each year the Servicer shall make the reports of foreclosures and abandonment of any Mortgaged Property required by Section 6050J of the Code. Promptly after filing each such report with the Internal Revenue Service, the Servicer shall provide the Trustee with an Officer's Certificate certifying that such report has been filed.

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                                   ARTICLE VII

                           GENERAL SERVICING PROCEDURE

                  Section 7.01      [Intentionally Omitted]

                  Section 7.02 Satisfaction of Mortgages and Collateral and Release of Business Files

                  The Servicer shall maintain the Fidelity Bond as provided for in Section 5.09 insuring the Servicer against any loss it may sustain with respect to any Business Loan not satisfied in accordance with the procedures set forth herein.

                  Upon the payment in full of any Business Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Trustee by a certification in the form of Exhibit I attached hereto (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Principal and Interest Account pursuant to Section 5.03 have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Trustee's Document File. Upon receipt of such certification and request, the Trustee shall release, within 3 Business Days, the related Trustee's Document File to the Servicer. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be payable only from and to the extent of servicing compensation and shall not be chargeable to the Principal and Interest Account or the Certificate Account.

                  From time to time and as appropriate for the servicing or foreclosure of any Business Loan, the Trustee shall, upon request of the Servicer and delivery to the Trustee of a certification in the form of Exhibit I attached hereto signed by a Servicing Officer, release the related Trustee's Document File to the Servicer within 3 Business Days, and the Trustee shall execute such documents as shall be necessary to the prosecution of any such proceedings. Such servicing receipt shall obligate the Servicer to return the Trustee's Document File to the Trustee when the need therefor by the Servicer no longer exists, unless the Business Loan has been liquidated and the Liquidation Proceeds relating to the Business Loan have been deposited in the Principal and Interest Account and remitted to the Trustee for deposit in the Certificate Account or the Business File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property or other Collateral either judicially or non-judicially, and the Servicer has delivered to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Business File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Business Loan was liquidated, the servicing receipt shall be released by the Trustee to the Servicer.

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
                  The Trustee shall execute and deliver to the Servicer any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or other Collateral or to any legal action brought to obtain judgment against any Obligor on the Business Note or Mortgage or other agreement securing Collateral or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Business Note or Mortgage or other agreement securing Collateral or otherwise available at law or in equity. Together with such documents or pleadings, the Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage or other agreement securing Collateral, except for the termination of such a lien upon completion of the foreclosure or trustee's sale. The Trustee shall, upon receipt of a written request from a Servicing Officer, execute any document provided to the Trustee by the Servicer or take any other action requested in such request, that is, in the opinion of the Servicer as evidenced by such request, required by any state or other jurisdiction to discharge the lien of a Mortgage or other agreement securing Collateral upon the satisfaction thereof and the Trustee will sign and post, but will not guarantee receipt of, any such documents to the Servicer, or such other party as the Servicer may direct, within five Business Days of the Trustee's receipt of such certificate or documents. Such certificate or documents shall establish to the Trustee's satisfaction that the related Business Loan has been paid in full by or on behalf of the Obligor and that such payment has been deposited in the Principal and Interest Account.

                  Section 7.03      Servicing Compensation.

                  As compensation for its services hereunder, the Servicer shall be entitled to withdraw from the Principal and Interest Account or to retain from interest payments on the Business Loans the Servicer's Servicing Fee; provided, however, that the Servicer only may withdraw from the Principal and Interest Account the Servicer's Servicing Fee related to the Business Loan. Additional servicing compensation in the form of assumption and other administrative fees, prepayment penalties, interest paid on funds on deposit in the Principal and Interest Account, interest paid and earnings realized on Permitted Instruments and amounts remitted pursuant to Section 6.03(c)(iii) shall be retained by or remitted to the Servicer to the extent not required to be remitted to the Trustee for deposit in the Certificate Account. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein.

                  Section 7.04      Annual Statement as to Compliance.

                  The Servicer will deliver to the Trustee on or before March 31 of each year beginning March 31, 1999, an Officer's Certificate stating that (i) the Servicer has fully complied with the provisions of Articles V and VII, (ii) a review of the activities of the Servicer during the preceding calendar year and of performance under this Agreement has been made under such officers' supervision, and (iii) to the best of such officers' knowledge, based on such

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review,  the Servicer has fulfilled  all its  obligations  under this  Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof and the action being taken by the Servicer to cure such default.

                  Section 7.05      Annual Independent Public
                                    Accountants' Servicing Report

                  On or before March 31 of each year beginning March 31, 1999, the Servicer, at its expense, shall cause a firm of nationally recognized independent public accountants reasonably acceptable to the Trustee to furnish a letter or letters to the Trustee and the Rating Agency to the effect that such firm has with respect to the Servicer's overall servicing operations examined such operations in accordance with the requirements of the Uniform Single Audit Program for Mortgage Bankers, and stating such firm's conclusions relating thereto.

                  Section 7.06      Trustee's Right to Examine
                                    Servicer Records and Audit Operations

                  The Trustee shall have the right upon reasonable prior notice, during normal business hours and as often as reasonably required, to examine and audit any and all of the books, records or other information of the Servicer, whether held by the Servicer or by another on behalf of the Servicer, which may be relevant to the performance or observance by the Servicer of the terms, covenants or conditions of this Agreement. No amounts payable in respect of the foregoing shall be paid from the Trust Fund.

                  Section 7.07 Reports to the Trustee; Principal and Interest Account Statements.

                  Not later than 20 days after each Record Date, the Servicer shall forward to the Trustee a statement, certified by a Servicing Officer, setting forth the status of the Principal and Interest Account as of the close of business on the preceding Record Date and showing, for the period covered by such statement, the aggregate of deposits into the Principal and Interest Account for each category of deposit specified in Section 5.03, the aggregate of withdrawals from the Principal and Interest Account for each category of withdrawal specified in Section 5.04, the aggregate amount of permitted withdrawals not made in the related Due Period, and the amount of any Monthly Advances or payments of Compensating Interest, in each case, for the related Due Period.

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                                  ARTICLE VIII

                       REPORTS TO BE PROVIDED BY SERVICER

                  Section 8.01      Financial Statements.

                  The Servicer understands that, in connection with the transfer of the Certificates, Certificateholders may request that the Servicer make available to prospective Certificateholders the annual audited financial statements of the Servicer's parent for one or more of the most recently completed three fiscal years for which such statements are available, which request shall not be unreasonably denied.

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                                   ARTICLE IX

                                  THE SERVICER

                  Section 9.01      Indemnification; Third Party Claims.

                  (a) The Servicer agrees to indemnify and hold the Trustee, and each Certificateholder harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Trustee, and any Certificateholder may sustain in any way related to the failure of the Servicer to perform its duties and service the Business Loans in compliance with the terms of this Agreement. The Servicer shall immediately notify the Trustee if a claim is made by any party with respect to this Agreement, and the Servicer shall assume (with the consent of the Trustee) the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Servicer, the Trustee, and/or a Certificateholder in respect of such claim. The Trustee may reimburse the Servicer from the Expense Account pursuant to Section 6.03(c)(i) for all amounts advanced by it pursuant to the preceding sentence except when the claim relates directly to the failure of the Servicer to service and administer the Business Loans in compliance with the terms of this Agreement.

                  (b) The Seller agrees to indemnify and hold the Trustee and each Certificateholder harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Trustee, and any Certificateholder may sustain in any way related to the failure of the Seller to perform its duties in compliance with the terms of this Agreement and in the best interests of the Certificateholders. The Seller shall immediately notify the Trustee, if a claim is made by a third party with respect to this Agreement, and the Seller shall assume (with the consent of the Trustee) the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Servicer, the Seller, the Trustee and/or a Certificateholder in respect of such claim. The Trustee may reimburse the Seller from the Expense Account pursuant to Section 6.03(c)(i) for all amounts advanced by it pursuant to the preceding sentence except when the claim relates directly to the Seller indemnification pursuant to Section 2.05 and Section 3.03 or to the failure of the Servicer, if it is an affiliate of the Seller, to perform its obligations to service and administer the Business Loans in compliance with the terms of this Agreement, or the failure of the Seller to perform its duties in compliance with the terms of this Agreement and in the best interests of the Certificateholders.

         Section 9.02      Merger or Consolidation of the Servicer.

                  The Servicer will keep in full effect its existence, rights and franchises as a corporation, bank or association and if required by applicable law will obtain and preserve its qualification to do business as a foreign entity, in each jurisdiction necessary to protect the validity and

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enforceability of this Agreement or any of the Business Loans and to perform its duties under this Agreement.

                  Any  Person  into  which  the   Servicer   may  be  merged  or
consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be an established mortgage loan servicing institution that has a net worth of at least $10,000,000, and shall be the successor of the Servicer, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Servicer shall send notice of any such merger or consolidation to the Trustee and the Rating Agency.

                  Section 9.03      Limitation on Liability of the
                                    Servicer and Others.

                  The Servicer and any director, officer, employee or agent of the Servicer may rely on any document of any kind which it in good faith reasonably believes to be genuine and to have been adopted or signed by the proper authorities respecting any matters arising hereunder. Subject to the terms of Section 9.01 herein, the Servicer shall have no obligation to appear with respect to, prosecute or defend any legal action which is not incidental to the Servicer's duty to service the Business Loans in accordance with this Agreement.

                  Section 9.04      Servicer Not to Resign.

                  The Servicer shall not assign this Agreement nor resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer, the Trustee and the Majority Certificateholders, or upon the determination that the Servicer's duties hereunder are no longer permissible under applicable law or administrative determination and such incapacity cannot be cured by the Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by a written Opinion of Counsel (who may be counsel for the Servicer) to such effect delivered to the Trustee, which Opinion of Counsel shall be in form and substance acceptable to the Trustee. No such resignation shall become effective until a successor has assumed the Servicer's responsibilities and obligations hereunder in accordance with Section 10.02.

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                                    ARTICLE X

                                     DEFAULT

                  Section 10.01     Events of Default.

                  (a) In case one or more of the following Events of Default by the Servicer shall occur and be continuing, that is to say:

                           (i) (A)  the  failure  by the  Servicer  to make  any
                  required Servicing Advance, to the extent such failure materially and adversely affects the interests of the Certificateholders; (B) the failure by the Servicer to make any required Monthly Advance; (C) the failure by the Servicer to remit any Compensating Interest; or (D) any failure by the Servicer to remit to Certificateholders, or to the Trustee for the benefit of the Certificateholders, any payment required to be made under the terms of this Agreement which continues unremedied after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or to the Servicer and the Trustee by any Certificateholder; or

                           (ii) failure by the Servicer or the Seller duly to observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer or the Seller as set forth in this Agreement, which failure continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer or the Seller, as the case may be, by the Trustee or to the Servicer, or the Seller, as the case may be, and the Trustee by any Certificateholder; or

                           (iii) a  decree  or order  of a court  or  agency  or
                  supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of 60 days; or

                           (iv) the Servicer shall consent to the appointment of
                  a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of the Servicer's property; or

                           (v) the Servicer shall admit in writing its inability
                  to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

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                  (b) then, and in each and every such case, so long as an Event of Default shall not have been remedied, and in the case of clause (i) above (except for clause (i)(B)), if such Event of Default shall not have been remedied within 30 days after the Servicer has received notice of such Event of Default, (x) with respect solely to clause (i)(B) above, if such Monthly Advance is not made earlier than 4:00 p.m. New York time on the Determination Date, the Trustee shall give immediate telephonic notice of such failure to a Servicing Officer of the Servicer and, unless such failure is cured, either by receipt of payment or receipt of evidence (e.g., a wire reference number communicated by the sending bank) that such funds have been sent, by 12:00 Noon New York time on the following Business Day, the Trustee shall immediately assume, pursuant to
Section 10.02 hereof, the duties of a successor Servicer; and (y) in the case of
clauses   (i)(A),   (i)(C),   (i)(D),   (iii),   (iv)  and  (v),   the  Majority
Certificateholders, by notice in writing to the Servicer (except with respect to
(iii), (iv) and (v) for which no notice is required) may, in addition to whatever rights such Certificateholders may have at law or equity including damages, injunctive relief and specific performance, in each case immediately terminate all the rights and obligations of the Servicer under this Agreement and in and to the Business Loans and the proceeds thereof, as Servicer. Upon such receipt by the Servicer of a second written notice from the Majority Certificateholders stating that they or it intend to terminate the Servicer as a result of such Event of Default, all authority and power of the Servicer under this Agreement, whether with respect to the Business Loans or otherwise, shall, subject to Section 10.02, pass to and be vested in the Trustee and the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including, but not limited to, the transfer and endorsement or assignment of the Business Loans and related documents. The Servicer agrees to cooperate with the Trustee in
effecting  the  termination  of  the  Servicer's   responsibilities  and  rights
hereunder, including, without limitation, the transfer to the Trustee for administration by it of all amounts which shall at the time be credited by the Servicer to each Principal and Interest Account or thereafter received with respect to the Business Loans.

                  Section 10.02     Trustee to Act; Appointment of
                                    Successor

                  On and after the time of the Servicer's immediate termination, or the Servicer's receipt of notice if required by Section 10.01, or at any time if the Trustee receives the resignation of the Servicer evidenced by an Opinion of Counsel pursuant to Section 9.04 or the Servicer is removed as Servicer pursuant to this Article X, the Trustee shall be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof; provided, however, that the Trustee shall not be liable for any actions of any Servicer prior to it, and that the Trustee shall not be obligated to make advances or payments pursuant to Sections 6.03, 6.10, 6.11, 5.10 or 5.14 but only to the extent the Trustee determines

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reasonably and in good faith that such advances would not be  recoverable,  such
determination   to  be  evidenced  with  respect  to  each  such  advance  by  a certification of a Responsible Officer of the Trustee. As compensation therefor, the Trustee shall be entitled to all funds relating to the Business Loans which the Servicer would have been entitled to receive from the Principal and Interest Account pursuant to Section 5.04 if the Servicer had continued to act as Servicer hereunder, together with other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in Sections 7.01 and 7.03.

                  Notwithstanding the above, the Trustee shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established servicing institution that has a net worth of not less than $10,000,000, as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. Any collections received by the Servicer after removal or resignation shall be endorsed by it to the Trustee and remitted directly to the Trustee or, at the direction of the Trustee, to the successor servicer. The compensation of any successor servicer (including, without limitation, the Trustee) so appointed shall be the aggregate Servicing Fees and other servicing compensation in the form of assumption fees, late payment charges or otherwise. In the event the Trustee is required to solicit bids as provided herein, the Trustee shall solicit, by public announcement, bids from banks and mortgage servicing institutions meeting the qualifications set forth above. Such public announcement shall specify that the successor servicer shall be entitled to the full amount of the aggregate Servicing Fees as servicing compensation, together with the other servicing compensation in the form of assumption fees, late payment charges or otherwise. Within thirty days after any such public announcement, the Trustee shall negotiate and effect the sale, transfer and assignment of the servicing rights and responsibilities hereunder to the qualified party submitting the highest qualifying bid. The Trustee shall deduct from any sum received by the Trustee from the successor to the Servicer in respect of such sale, transfer and assignment all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder and the amount of any unreimbursed Servicing Advances and Monthly Advances. After such deductions, the remainder of such sum shall be paid by the Trustee to the Servicer at the time of such sale, transfer and assignment to the Servicer's successor. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicer agrees to cooperate with the Trustee and any successor servicer in effecting the termination of the Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Trustee or such successor servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Servicer's functions hereunder and shall promptly also transfer to the Trustee or such successor servicer, as applicable, all amounts which then have been or should have been deposited in the Principal and Interest Account or Spread Account by the Servicer or which are thereafter received with respect to the Business Loans. Neither the Trustee nor any other successor servicer shall be held liable by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Servicer hereunder. No appointment of a successor to the Servicer hereunder shall be effective until written notice of such proposed

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appointment  shall have been  provided by the Trustee to each  Certificateholder and the Trustee shall have consented thereto. The Trustee shall not resign as servicer until a successor servicer has been appointed.

                  Pending appointment of a successor to the Servicer hereunder, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Business Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer pursuant to Section 7.03 or otherwise as provided in this Agreement. The Servicer, the Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

                  Section 10.03     Waiver of Defaults.

                  The Majority Certificateholders may, on behalf of all Certificateholders, and subject to satisfaction of the Rating Agency Condition, waive any events permitting removal of the Servicer pursuant to this Article X; provided, however, that the Majority Certificateholders may not waive a default in making a required distribution on a Certificate without the consent of the holder of such Certificate. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived.

                  Section 10.04.    Control by Majority Certificateholders.


                  The Majority Certificateholders may direct the time, method and place of conducting any proceeding relating to the Trust Fund or the Certificates or for any remedy available to the Trustee with respect to the Certificates or exercising any trust or power conferred on the Trustee with respect to the Certificates or the Trust Fund provided that:

                           (i)      such direction shall not be in conflict with
any rule of law or with this Agreement;

                           (ii)  the  Trustee  shall  have  been  provided  with
indemnity satisfactory to it; and

                           (iii) the  Trustee may take any other  action  deemed
                  proper by the Trustee which is not inconsistent with such direction; provided, however, that the Trustee, as the case may be, need not take any action which it determines might involve it in liability or may be unjustly prejudicial to the Holders not so directing.

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                                   ARTICLE XI

                                   TERMINATION

                  Section 11.01     Termination.

                  This Agreement shall terminate upon notice to the Trustee of the earlier of the following events: (a) the final payment or other liquidation of the last Business Loan or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Business Loan and the remittance of all funds due thereunder, or (b) mutual consent of the Servicer and all Certificateholders in writing; provided, however, that in no event shall the Trust established by this Agreement terminate later than twenty-one years after the death of the last surviving lineal descendant of Joseph P. Kennedy, late Ambassador of the United States to the Court of St. James, alive as of the date hereof.

                  The Servicer may, at its option, terminate this Agreement on any date on which the Pool Principal Balance is less than 5% of the sum of (i) the Original Class A Principal Balance, (ii) the Original Class B Principal Balance and (iii) the Original Pre-Funded Amount by purchasing, on the next succeeding Remittance Date, all of the Business Loans and Foreclosed Properties at a price equal to the sum of (i) 100% of the then outstanding Aggregate Class A and Aggregate Class B Certificate Principal Balances for each Group, and (ii) 30 days' interest thereon at the then applicable weighted average Class A and Class B Remittance Rates, as the case may be (the "Termination Price"). Notwithstanding the prior sentence, if at the time the Servicer determines to exercise such option the unsecured long-term debt obligations of the Servicer are not rated at least Baa3 by Moody's, if such Rating Agency is still rating the Certificates, the Servicer shall give such Rating Agency prior written notice of the Servicer's determination to exercise such option and shall not exercise such option, without the consent of such Rating Agency, prior to furnishing such Rating Agency with an Opinion of Counsel, in form and substance reasonably satisfactory to such Rating Agency, that the exercise of such option would not be deemed a fraudulent conveyance by the Servicer.

                  In  connection  with any  purchase  pursuant  to this  Section
11.01, the Servicer shall provide to the Trustee an Opinion of Counsel experienced in federal income tax matters in form and substance satisfactory to the Trustee to the effect that such purchase constitutes a "Qualified Liquidation," as such term is defined in the REMIC Provisions.

                  Notice of any termination, specifying the Remittance Date upon which the Trust Fund will terminate and that the Certificateholders shall surrender their Certificates to the Trustee for payment of the final distribution and cancellation shall be given promptly by the Servicer by letter to Certificateholders mailed during the month of such final distribution before the Determination Date in such month, specifying (i) the Remittance Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office of the Trustee therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Remittance Date is not applicable, payments being made only

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upon presentation and surrender of the Certificates at the office of the Trustee therein specified. The Servicer shall give such notice to the Trustee therein specified. The Servicer shall give such notice to the Trustee at the time such notice is given to Certificateholders. Any obligation of the Servicer to pay amounts due to the Trustee shall survive the termination of this Agreement.

                  In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the time specified in the above-mentioned written notice, the Servicer shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto and shall at the expense of the Trust Fund cause to be published once, in the national edition of The Wall Street Journal notice that such money remains unclaimed. If within six months after the second notice all of the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their
Certificates and the cost thereof shall be paid out of the funds and other assets which remain subject hereto. If within the period then specified in the escheat laws of the State of New York after the second notice all the Certificates shall not have been surrendered for cancellation, the Class R Certificateholder shall be entitled to all unclaimed funds and other assets which remain subject hereto and the Trustee upon transfer of such funds shall be discharged of any responsibility for such funds and the Certificateholders shall look to the Class R Certificateholder for payment.

                  Section 11.02     Accounting Upon Termination of
                                    Servicer

                  Upon termination of the Servicer under Article X hereof, the Servicer shall:

                  (a) deliver to its successor or, if none shall yet have been appointed, to the Trustee the funds in any Principal and Interest Account;

                  (b) deliver to its successor or, if none shall yet have been appointed, to the Trustee all Business Files and related documents and statements held by it hereunder and a Business Loan portfolio computer diskette;

                  (c) deliver to its successor or, if none shall yet have been appointed, to the Trustee and, upon request, to the Certificateholders a full accounting of all funds, including a statement showing the Monthly Payments collected by it and a statement of monies held in trust by it for the payments or charges with respect to the Business Loans; and

                  (d) execute and deliver such instruments and perform all acts reasonably requested in order to effect the orderly and efficient transfer of servicing of the Business Loans to its successor and to more fully and definitively vest in such successor all rights, powers, duties, responsibilities, obligations and liabilities of the Servicer under this Agreement.

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                  Section 11.03.    Termination Upon Loss of REMIC Status.

                  (a) Following a final determination by the Internal Revenue Service, or by a court of competent jurisdiction, in either case, from which no appeal is taken within the permitted time for such appeal, or if any appeal is taken, following a final determination of such appeal from which no further appeal can be taken, to the effect that the REMIC Trust Fund does not and will no longer qualify as a REMIC pursuant to Section 860D of the Code (the "Final Determination"), at any time on or after the date which is 30 calendar days following such Final Determination, the Majority Certificateholders may direct the Trustee on behalf of the REMIC Trust Fund to adopt a "plan of complete liquidation" (within the meaning of Section 860F(a)(4) of the Code). Upon receipt of such direction by the Majority Certificateholders, the Trustee shall notify the Class R Certificateholders of such election to liquidate or such determination to purchase, as the case may be (the "Termination Notice"). The Holders of a majority of the Percentage Interest of the Class R Certificates then outstanding may, within 60 days from the date of receipt of the Termination Notice (the "Purchase Option Period"), at their option, purchase from the REMIC Trust Fund all Business Loans and all property theretofore acquired by foreclosure, deed in lieu of foreclosure, or otherwise in respect of any Business Loans then remaining in the REMIC Trust Fund at a purchase price equal to the Termination Price for the REMIC Trust Fund.

                  (b) If, during the Purchase Option Period, the Class R Certificateholders have not exercised the option described in the immediately preceding paragraph, then upon the expiration of the Purchase Option Period (i) in the event that the Majority Certificateholders have given the Trustee the direction described in clause (a) above, the Trustee shall sell the Business Loans and distribute the proceeds of the liquidation of the REMIC Trust Fund in accordance with the plan of complete liquidation, such that, if so directed, the liquidation of the REMIC Trust Fund, the distribution of the proceeds of the liquidation and the termination of this Agreement occur no later than the close of the 60th day, or such later day as the Majority Certificateholders shall permit or direct in writing, after the expiration of the Purchase Option Period.

                  (c) Following a Final Determination, the Holders of a majority of the Percentage Interest of the Class R Certificates then outstanding may, at their option and upon delivery to the Trustee of an opinion of nationally recognized tax counsel selected by the Holders of the Class R Certificates which opinion shall be reasonably satisfactory in form and substance to the Majority Certificateholders to the effect that the effect of the Final Determination is to increase substantially the probability that the gross income of the REMIC Trust Fund will be subject to federal taxation, purchase from the REMIC Trust Fund all Mortgage Loans and all property theretofore acquired by foreclosure, deed in lieu of foreclosure, or otherwise in respect of any Mortgage Loan then remaining in the REMIC Trust Fund at a purchase price equal to the Termination Price for the REMIC Trust Fund. In connection with such purchase, the Servicer shall remit to the Trustee all amounts then on deposit in the Principal and Interest Accounts for deposit to the applicable Certificate Account, which deposit shall be deemed to have occurred immediately preceding such purchase.

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The  foregoing  opinion  shall  be  deemed   satisfactory  unless  the  Majority
Certificateholders give the Holders of a majority of the Percentage Interest of the Class R Certificates notice that such opinion is not satisfactory within thirty days after receipt of such opinion.

                  Section 11.04     Additional Termination Requirements.

                  (a) In the event the Servicer exercises its purchase option as provided in Section 11.01, the REMIC Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee has been furnished with an Opinion of Counsel to the effect that the failure of the Trust Fund to comply with the requirements of this Section 11.04 will not (i) result in the imposition of taxes on "prohibited transactions" on the REMIC Trust Fund as defined in Section 860F of the Code, or (ii) cause the REMIC Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding:

                           (i) Within 90 days prior to the final Remittance Date, the holders of the Class R Certificates shall adopt a plan of complete liquidation of the REMIC Trust Fund, meeting the requirements of a "Qualified Liquidation" under Section 860F of the Code and any regulations thereunder;

                           (ii) At or after the time of  adoption of such a plan
                  of complete liquidation and at or prior to the final Remittance Date, the Trustee shall sell for cash all of the assets of the REMIC Trust Fund to the Servicer; and

                           (iii) At the time of the making of the final  payment
                  on the Certificates, the Trustee shall (x) deposit into and withdraw from the Certificate Account the amount of such final payment and shall distribute or credit, or cause to be distributed or credited, to the Certificateholders of each Class, the related Class A Certificate Principal Balance or Class B Certificate Principal Balance, as the case may be, plus 30 days' interest thereon at the related Class Remittance Rate, and (y) to the Class R Certificateholders, distribute all cash on hand after such payment to the respective Certificateholders, and the REMIC Trust Fund shall terminate at such time.

                  (b) By their acceptance of the Class R Certificates the holders thereof hereby (i) agree to adopt such a plan of complete liquidation upon the written request of the Servicer and to take such other action in connection therewith as may be reasonably requested by the Servicer and (ii) appoint the Servicer as their attorney-in-fact, with full power of substitution, for purposes of adopting such a plan of complete liquidation.

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                                   ARTICLE XII

                                   THE TRUSTEE

                  Section 12.01     Duties of Trustee.

                  The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default has occurred and has not been cured or waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                  The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement, provided, however that the Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Servicer or the Seller hereunder. If any such instrument is found not to conform to the requirements of this Agreement in a material manner, the Trustee shall take action as it deems appropriate to have the instrument corrected, and if the instrument is not corrected to the Trustee's satisfaction, the Trustee will provide notice thereof to the Certificateholders and the Servicer.

                  No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                  (a) Prior to the occurrence of an Event of Default, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement; provided that the Trustee shall not be required to recalculate or verify the information contained in any such documents.

                  (b) The Trustee shall not be personally liable for an error of judgment made in good faith by officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

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                  (c) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

                  (d) In the absence of actual knowledge of an Event of Default, the Trustee shall not be required to take notice or be deemed to have notice or knowledge of any default or Event of Default unless the Trustee shall be specifically notified in writing by the Servicer or any of the Certificateholders. In the absence of actual knowledge or receipt of such notice, the Trustee may conclusively assume that there is no default or Event of Default; and

                  (e) The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability for the performance of any of its duties hereunder or the exercise of any of its rights or powers if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  Section 12.02     Certain Matters Affecting the Trustee.

                  (a)      Except as otherwise provided in Section 12.01:

                           (i) The  Trustee  may  request  and rely and shall be
                  protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                           (ii) The  Trustee may  consult  with  counsel and any
                  opinion of counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such opinion of counsel;

                           (iii) The  Trustee  shall be under no  obligation  to
                  exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend by litigation hereunder or in relation hereto at the request, order or direction of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in its exercise as a prudent person would exercise or

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                  use under the  circumstances  in the conduct of such  person's own affairs;

                           (iv) The Trustee shall not be  personally  liable for
                  any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                           (v) Prior to the  occurrence  of an Event of  Default
                  hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates evidencing Percentage Interests aggregating not less than 25% provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid by the Servicer or, if paid by the Trustee, shall be repaid by the Servicer upon demand from the Servicer's own funds;

                           (vi)  The  right  of  the   Trustee  to  perform  any
                  discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence, willful misconduct or bad faith in the performance of such act;

                           (vii) The  Trustee  shall not be required to give any
                  bond or surety in respect of the execution of the trust created hereby or the powers granted hereunder; and

                           (viii) The  Trustee  may execute any of the trusts or
                  powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

                  (b) Following the Startup Day, except for deposits into the Spread Account pursuant to Section 6.02, the Trustee shall not knowingly accept any contribution of assets to the Trust Fund, unless the Trustee shall have received an Opinion of Counsel to the effect that the inclusion of such assets in the Trust Fund will not cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the Trust Fund to any tax under the REMIC Provisions.

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                  Section 12.03     Trustee Not Liable for Certificates
                                    or Business Loans.

                  The recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates) shall be taken as the statements of the Servicer, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or of any Business Loan or related document. The Trustee shall not be accountable for the use or application by the Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Servicer in respect of the Business Loans or deposited in or withdrawn from the Principal and Interest Account by the Servicer. The Trustee shall not be responsible for the legality or validity of the Agreement or the validity, priority, perfection or sufficiency of the security for the Certificates issued or intended to be issued hereunder.

                  Section 12.04  Trustee May Own Certificates.

                  The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee, and may otherwise deal with the parties hereto.

                  Section 12.05     Servicer To Pay Trustee's Fees
                                    and Expenses.

                  The Servicer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and the Servicer will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith, provided that the Trustee shall have no lien on the Trust Fund for the payment of its fees and expenses. To the extent that actual fees and expenses of the Trustee exceed the amount available for payment thereof on deposit in the Expense Account as of the date such fees and expenses are due and payable, the Servicer shall reimburse the Trustee for such shortfall out of its own funds without reimbursement therefor, except as provided in Section 6.03. The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Servicer and held harmless against any loss, liability or expense (i) incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder, and (ii) resulting from any error in any tax or information return prepared by the

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Servicer. The obligations of the Servicer under this Section 12.05 shall survive payment of the Certificates, and shall extend to any co-trustee appointed pursuant to this Article XII.

                  Section 12.06     Eligibility Requirements for Trustee.

                  The Trustee hereunder shall at all times be (i) a national banking association or banking corporation or trust company organized and doing business under the laws of any state or the United States of America, (ii) authorized under such laws to exercise corporate trust powers, (iii) having a combined capital and surplus of at least $30,000,000, (iv) having unsecured and unguaranteed long-term debt obligations rated at least Baa3 by Moody's, (v) is subject to supervision or examination by federal or state authority and (vi) is an approved SBA guaranteed lender in good standing. If such banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section its combined capital and surplus shall be deemed to be as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall (a) give prompt notice that it has so ceased to be eligible to be the Trustee (which shall give prompt notice to each
Certificateholder) and (b) resign, upon the request of the Majority Certificateholders, in the manner and with the effect specified in Section 12.07.

                  Section 12.07     Resignation and Removal of the Trustee.

                  The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Servicer, and to all Certificateholders. Upon receiving such notice of resignation, the Servicer shall promptly appoint a successor trustee by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders by the Servicer. Unless a successor trustee shall have been so appointed and have accepted appointment within 60 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

                  If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 12.06 and shall fail to resign after written request therefor by the Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders by the Servicer.

                  The Majority Certificateholders, upon satisfaction of the Rating Agency Condition, may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of

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which  instruments  shall be delivered to the Servicer,  one complete set to the
Trustee so removed and one complete set to the successor Trustee so appointed.

                  Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 12.08.

                  Section 12.08     Successor Trustee.

                  Any successor trustee appointed as provided in Section 12.07 shall execute, acknowledge and deliver to the Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Business Files and related documents and statements held by it hereunder, and the Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

                  No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 12.06.

                  Upon acceptance of appointment by a successor trustee as provided in this Section, the Servicer shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Servicer fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Servicer.

                  Section 12.09     Merger or Consolidation of Trustee.

                  Any Person into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 12.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall send notice of any such merger or consolidation to the Rating Agency.

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                  Section 12.10     Appointment of Co-Trustee or Separate
                                    Trustee.

                  Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 12.10, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 12.06 hereunder. No notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 12.08 hereof.

                  In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 12.10, all rights, powers, duties and obligations conferred or imposed upon the trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

                  Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article XII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

                  Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. The Trustee shall not be responsible for any action or inaction of any such separate trustee or co-trustee. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                  Section 12.11     Authenticating Agent.

                  Upon the request of the Servicer, the Trustee shall appoint an Authenticating Agent, initially, Marine Midland Bank, with power to act on the Trustee's behalf and subject to its direction in the authentication and delivery of the Certificates in connection with transfers and exchanges under Section 4.02, as fully to all intents and purposes as though the Authenticating Agent had been expressly authorized by that Section to authenticate and deliver Certificates. For all purposes of this Agreement, the authentication and delivery of Certificates by the Authenticating Agent pursuant to this Section shall be deemed to be the authentication and delivery of Certificates by the Trustee. Such Authenticating Agent shall at all times be a Person meeting the requirements for the Trustee set forth in Section 12.06.

                  Any corporation or national banking association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or national banking association resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation or national banking association succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of the Authenticating Agent hereunder, if such successor corporation or national banking association is otherwise eligible under this Section, without the execution or filing of any further act on the part of the parties hereto or the Authenticating Agent or such successor corporation.

                  Any  Authenticating  Agent  may at any time  resign  by giving notice of resignation to the Trustee and the Servicer. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Servicer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section, the Trustee shall promptly appoint a successor Authenticating Agent and shall give written notice of such appointment to all Certificateholders as their names and addresses appear on the Certificate Register. The Servicer agrees to pay to the Authenticating Agent from time to time reasonable compensation for its services. The provisions of Sections 4.04 and 12.03 shall be applicable to any Authenticating Agent.

                  Section 12.12     Tax Returns and Reports.

                  The Trustee, upon request, will furnish the Servicer with all such information of which the Trustee is aware as may be reasonably required in connection with the Servicer's preparation of all Tax Returns of the REMIC Trust Fund and, upon request within five (5) Business Days after its receipt thereof, shall (i) sign on behalf of the REMIC Trust Fund any Tax Return that the Trustee is required to sign pursuant to applicable federal, state or local tax laws, and
(ii) cause such Tax Return to have been returned to the Servicer for filing.

                  For Federal income tax purposes, the taxable year of the Trust Fund shall be a calendar year and the Servicer shall maintain or cause the maintenance of the books of the REMIC Trust Fund on the accrual method of accounting.

                  The Servicer shall prepare and file or cause to be filed with the Internal Revenue Service Federal tax information returns with respect to the REMIC Trust Fund and the Certificates containing such information and at the times and in the manner as may be required by the Code or applicable Treasury regulations, and shall furnish to each Holder of Certificates at any time during the calendar year for which such returns or reports are made such statements or information at the times and in the manner as may be required thereby. In connection with the foregoing, the Servicer shall provide the name, address and telephone number of the person who can be contacted to obtain information required to be reported to the holders of regular interests in the REMIC Trust Fund (the "REMIC Reporting Agent") as required by IRS Form 8811. The Servicer shall indicate the election to treat the REMIC Trust Fund as a REMIC (which election shall apply to the taxable period ending December 31, 1998 and each calendar year thereafter) in such manner as the Code or applicable Treasury regulations may prescribe. The Trustee shall sign all tax information returns filed pursuant to this Section and any other returns as may be required by the Code, and in doing so shall rely entirely upon, and shall have no liability for information provided by, or calculations provided by, the Servicer. The Servicer is hereby designated as the Tax Matters Person (within the meaning of Section 1.860F-4(d) of the Regulations) for the REMIC Trust Fund. Any Holder of a Class R Certificate will by acceptance thereof so appoint the Servicer as agent and attorney-in-fact for the purpose of acting as Tax Matters Person for the REMIC. In the event that the Code or applicable Treasury Regulations prohibit the Trustee from signing tax or information returns or other statements, or the Servicer from acting as Tax Matters Person (as an agent or otherwise), the Trustee or the Servicer shall take whatever action that in its sole good faith judgment is necessary for the proper filing of such information returns or for the provision of a tax matters person, including designation of the Holder of a Class R Certificate to sign such returns or act as tax matters person. Each Holder of a Class R Certificate shall be bound by this Section.

                  The Servicer shall provide upon request such information as required in Section 860D(a)(6)(B) of the Code to the Internal Revenue Service and any Person purporting to transfer a Class R Certificate.

                  Section 12.13     Protection of Trust Fund.

                  (a) The Trustee will hold the Trust Fund and such other assets as may from time to time be deposited with it hereunder in trust for the benefit of the Holders and at the request of the Seller will from time to time execute and deliver all such supplements and amendments hereto pursuant to Section 13.02 hereof and all instruments of further assurance and other instruments, and will take such other action upon such request as it deems reasonably necessary or advisable, to:

                      (i) more effectively hold in trust all or any portion of the Trust Fund or such other assets;

                     (ii) perfect, publish notice of, or protect the validity of any grant made or to be made by this Agreement;

                     (iii) enforce any of the Business Loans; or

                     (iv) preserve and defend title to the Trust Fund and the rights of the Trustee, and the ownership interests of the Certificateholders represented thereby, in such Trust Fund against the claims of all Persons and parties.

                  The Trustee shall send copies of any request received from the Seller to take any action pursuant to this Section 12.13 to the Holders.

                  (b) Subject to Article X hereof, the Trustee shall have the power to enforce, and shall enforce the obligations of the other parties to this Agreement by action, suit or proceeding at law or equity, and shall also have the power to enjoin, by action or suit in equity, any acts or occurrences which may be unlawful or in violation of the rights of the Holders; provided, however, that nothing in this Section 12.13 shall require any action by the Trustee unless the Trustee shall first (i) have been furnished indemnity satisfactory to it and (ii) when required by this Agreement, have been requested to take such action by the Majority Certificateholders or the Seller in accordance with the terms of this Agreement.

                  (c) The Trustee shall execute any instrument required pursuant to this Section so long as such instrument does not conflict with this Agreement or with the Trustee's fiduciary duties.

                  Section 12.14 Representations, Warranties and Covenants of Trustee.

                  The  Trustee  hereby  makes  the  following   representations,
warranties   and  covenants  on  which  the  Seller,   the  Servicer,   and  the
Certificateholders shall rely:

                  (a) The Trustee is a banking corporation and trust company duly organized, validly existing and in good standing under the laws of the State of New York.

                  (b) The Trustee has full power, authority and legal right to execute, deliver and perform this Agreement, and shall have taken all necessary action to authorize the execution, delivery and performance by it of this Agreement.

                  (c) The execution, delivery and performance by the Trustee of this Agreement shall not (i) violate any provision of any law or any order, writ, judgment or decree of any court, arbitrator or governmental authority applicable to the Trustee or any of its assets, (ii) violate any provision of the corporate charter or By-laws of the Trustee or (iii) violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of any lien on any properties included in the Trust Fund pursuant to the provisions of, any mortgage, indenture, contract, agreement or other undertaking to which it is a party, which violation, default or lien could reasonably be expected to materially and adversely affect the Trustee's performance or ability to perform its duties under this Agreement or the transactions contemplated in this Agreement.

                  (d) The execution, delivery and performance by the Trustee of this Agreement shall not require the authorization, consent or approval of, the giving of notice to, the filing or registration with or the taking of any other action in respect of any governmental authority or agency regulating the banking and corporate trust activities of the Trustee.

                  (e) This Agreement has been duly executed and delivered by the Trustee and constitutes the legal, valid and binding agreement of the Trustee, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally or the application of equitable principles in any proceeding, whether at law or in equity. The Trustee hereby agrees and covenants that it will not at any time in the future, deny that this Agreement constitutes the legal, valid and binding agreement of the Trustee.

                  (f) The Trustee shall not take any action, or fail to take any action, if such action or failure to take action will materially interfere with the enforcement of any rights of the Certificateholders under this Agreement or the Certificates.

                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

                  Section 13.01     Acts of Certificateholders.

                  Except as otherwise specifically provided herein, whenever Certificateholder action, consent or approval is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Certificateholders if the Majority Certificateholders agree to take such action or give such consent or approval.

                  Section 13.02     Amendment.

                  (a) This Agreement may be amended from time to time by the Seller, the Servicer and the Trustee by written agreement, without notice to or consent of the Certificateholders, to cure any ambiguity, to correct or supplement any provisions herein, to comply with any changes in the Code, or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Trustee, adversely affect the interests of any Certificateholder or any other party and further provided that no such amendment shall reduce in any manner the amount of, or delay the timing of, any amounts received on Business Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, or change the rights or obligations of any other party hereto without the consent of such party.

                  (b) This Agreement may be amended from time to time by the Sellers, the Servicer, the Trustee and the Majority Certificateholders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee receives an Opinion of Counsel, at the expense of the party requesting the change, that such change will not adversely affect the status of the REMIC Trust Fund as a REMIC, and provided further, that no such amendment shall reduce in any manner the amount of, or delay the timing of, any amounts which are required to be distributed on any Certificate without the consent of the Holder of such Certificate or reduce the percentage of Holders which are required to consent to any such amendment without the consent of the Holders of 100% of the Certificates affected thereby and, provided further, that no amendment affecting only one or more Classes of Certificates shall require the approval of holders of Certificates of the other Classes.

                  (c) It shall not be necessary for the consent of Holders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.

                  Section 13.03     Recordation of Agreement.

                  To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Certificateholders' expense on direction of the Majority Certificateholders, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders or is necessary for the administration or servicing of the Business Loans.

                  Section 13.04     Duration of Agreement.

                  This Agreement shall continue in existence and effect until terminated as herein provided.

                  SECTION 13.05     GOVERNING LAW.

                  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

                  Section 13.06     Notices.

                  All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by overnight mail, certified mail or registered mail, postage prepaid, to (i) in the case of the Servicer and the Seller, SierraWest Bank, P.O. Box 61000, 10181 Truckee Tahoe Airport Road, Truckee, California 96160, Attention:
Chief Financial Officer, or such other addresses as may hereafter be furnished to the Certificateholders in writing by the Seller and the Servicer, (ii) in the case of the Trustee, Marine Midland Bank, 140 Broadway, New York, New York 10005, 12th Floor, Attention: Corporate Trust Department, (iii) in the case of the Certificateholders, as set forth in the Certificate Register, and (iv) in the case of Moody's, to Moody's Investors Service, ABS Monitoring Department, 99 Church Street, 4th Floor, New York, New York 10007. Any such notices shall be deemed to be effective with respect to any party hereto upon the receipt of such notice by such party, except that notices to the Certificateholders shall be effective upon mailing or personal delivery.

                  Section 13.07     Severability of Provisions.

                  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

                  Section 13.08     No Partnership.

                  Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor and not as agent for the Certificateholders.

                  Section 13.09     Counterparts.

                  This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.

                  Section 13.10     Successors and Assigns.

                  This Agreement shall inure to the benefit of and be binding upon the Seller and the Servicer, the Trustee and the Certificateholders and their respective successors and assigns.

                  Section 13.11     Headings.

                  The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

                  Section 13.12     Paying Agent.

                  The Trustee hereby appoints Marine Midland Bank as Paying Agent. The Trustee may appoint one or more other Paying Agents or successor Paying Agents meeting the eligibility requirements of a Trustee set forth in
Section 12.06 (i), (ii), (iii), (iv), (v) and (vii) hereof.

                  Each Paying Agent, immediately upon such appointment, shall signify its acceptance of the duties and obligations imposed upon it by this Agreement by written instrument of acceptance deposited with the Trustee.

                  Each such Paying Agent other than the Trustee shall execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of Section 6.06, that such Paying Agent will:

                  (a) allocate all sums received for distribution to the Holders of Certificates for which it is acting as Paying Agent on each Remittance Date among such Holders in the proportion specified by the Trustee; and

                  (b) hold all sums held by it for the distribution of amounts due with respect to the Certificates in trust for the benefit of the Holders entitled thereto until such sums shall be paid to such Holders or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided.

                  Any Paying Agent other than the Trustee may at any time resign and be discharged of the duties and obligations created by this Agreement by giving at least sixty (60) days written notice to the Trustee. Any such Paying Agent may be removed at any time by an instrument filed with such Paying Agent signed by the Trustee.

                  In the event of the resignation or removal of any Paying Agent other than the Trustee such Paying Agent shall pay over, assign and deliver any moneys held by it as Paying Agent to its successor, or if there be no successor, to the Trustee.

                  Upon the appointment, removal or notice of resignation of any Paying Agent, the Trustee shall notify the Certificateholders by mailing notice thereof to their addresses appearing on the Certificate Register.

                  Section 13.13     Notification to Rating Agency.

                  The Trustee shall give prompt notice to the Rating Agency of the occurrence of any of the following events of which it has received notice:
(1) any modification or amendment to this Agreement, (2) any change of the Trustee, the Servicer or Paying Agent, (3) any Event of Default, and (4) the final payment of all the Certificates. The Servicer shall promptly deliver to the Rating Agencies a copy of each of the Servicer's Certificates. Further, the Servicer shall give prompt notice to the Rating Agencies if the Servicer or any of its affiliates acquire any Certificates.


[remainder of page intentionally blank]

                  IN WITNESS WHEREOF, the Seller, the Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                 SIERRAWEST BANK
                                    as Seller and Servicer


                                 By: /s/ William H. McGaughey
                                     --------------------------
                                     Name:  William H. McGaughey
                                     Title: Senior Vice President


                                 MARINE MIDLAND BANK,
                                  as Trustee


                                 By: /s/ Susan Barstock
                                     ------------------
                                     Name: Susan Barstock
                                     Title: Assistant Vice President

                        Acceptance of Marine Midland Bank

                  Marine Midland Bank hereby accepts its appointment under the within instrument to serve as initial Authenticating Agent, Certificate Registrar, Paying Agent and Spread Account Custodian. In connection therewith, Marine Midland Bank agrees to be bound by all applicable provisions of such instrument.


              MARINE MIDLAND BANK, as initial Authenticating Agent, Certificate Registrar, Paying Agent and Spread Account Custodian



              By: /s/ Susan Barstock
                  ------------------
                  Name: Susan Barstock
                  Title: Assistant Vice President

STATE OF NEW YORK  )
         : ss.:
COUNTY OF NEW YORK )

                  On the 8th day of May, 1998 before me, a Notary Public in and for said State, personally appeared Susan Barstock known to me to be an officer of the Trustee, the trust company that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking corporation, and acknowledged to me that such banking corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                   /s/ Marc D. Moorman
                                   -------------------
                                       Notary Public

                                   Marc D. Moorman
                                   Notary Public, State of New York
                                   No. 01M05085572
                                   Qualified in New York County
                                   My Commission expires September 29, 1999

STATE OF CALIFORNIA )
       : ss.:
COUNTY OF NEVADA    )

                  On the 8th day of May, 1998 before me, a Notary Public in and for the State of California, personally appeared William H. McGaughey known to me to be the Senior Vice President of SierraWest Bank, one of the corporations that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                           /s/ Gail Aagaard Scott
                                           ----------------------
                                               Notary Public

                                          GAIL AAGAARD SCOTT
                                          COMM. #10493109
                                          Notary Public - California
                                          NEVADA COUNTY
                                          My Commission expires January 16, 1999

                                       EXHIBIT A

                                CONTENTS OF BUSINESS FILE

                  With respect to each Business Loan, the Business File shall include a copy of any of the following items delivered to the Trustee:

                  1. The original Note, endorsed by means of an allonge as follows: "Pay to the order of Marine Midland Bank, and its successors and assigns, as trustee under that certain Pooling and Servicing Agreement (the "Agreement") relating to SWB Business Loan Backed Certificates, Series 1998-1, Class A and Class B, as their respective interests may appear, without recourse," and signed, by facsimile or manual signature, in the name of the Bank by a Responsible Officer, with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Bank, if such Bank was not the originator;

                  2. Either: (i) the original Mortgage, with evidence of recording thereon, (ii) a copy of the Mortgage certified as a true copy by a Responsible Officer of the Bank where the original has been transmitted for recording until such time as the original is returned by the public recording office or a duly licensed title or escrow officer or (iii) a copy of the Mortgage certified by the public recording office in those instances where the original recorded Mortgage has been lost;

                  3. Either: (i) the original Assignment of Mortgage from the Bank endorsed as follows: "Marine Midland Bank, ("Assignee") its successors and assigns, without recourse, in its capacity as trustee under that certain Pooling and Servicing Agreement relating to SWB Business Loan Backed Certificate, Series 1998-1", with evidence of recording thereon (provided, however, that where permitted under the laws of the jurisdiction wherein the Mortgaged Property is located, the Assignment of Mortgage may be effected by one or more blanket assignments for Business Loans secured by Mortgaged Properties located in the same county), or (ii) a copy of such Assignment of Mortgage certified as a true copy by a Responsible Officer of the Bank where the original has been transmitted for recording (provided, however, that where the original Assignment of Mortgage is not being delivered to the Trustee, each such Responsible Officer may complete one or more blanket certificates attaching copies of one or more Assignments of Mortgage relating to the Mortgages originated by the
                           Bank);

                  4. Either: (i) originals of all intervening assign-ments, if any, showing a complete chain of title from the originator to the Bank, including warehousing assignments, with evidence of recording thereon if such assignments were recorded, (ii) copies of any assignments certified as true copies by a Responsible Officer of the Bank where the originals have been submitted for recording until such time as the originals are returned by the public recording officer, or (iii) copies of any assignments certified by the public recording office in any instances where the original recorded assignments have been lost;

                  5. With respect to those Business Loans secured by Mortgaged Properties which required acquisition of title insurance policies, either: (i) originals of any title insurance policies relating to the Properties or (ii) copies of any title insurance policies certified as true by the Seller;

                  6. Blanket assignment of all Collateral securing the Business Loan, including without limitation, all rights under applicable guarantees, security agreements, pledge agreements and insurance policies, if any;

                  7. Irrevocable power of attorney from the Bank to the Trustee to execute, deliver, file or record and otherwise deal with the Collateral for the Business Loans in accordance with the Agreement. The power of attorney will be delegable by the Trustee to the Servicer and any successor servicer and will permit the Trustee or its delegate at the Trustee's request to prepare, execute and file or record UCC financing statements and notices to insurers; and

                  8. Blanket Uniform Commercial Code UCC-1 financing statements identifying by type all Collateral for the Business Loans in each Group and naming the Trustee as Secured Parties and the Bank as the Debtor. The UCC-1 financing statements will be filed on behalf of the Bank promptly following the Closing Date in the applicable locations.

                                    EXHIBIT B-1

               SWB BUSINESS LOAN-BACKED PASS-THROUGH CERTIFICATES

SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN A CLASS OF "REGULAR INTERESTS" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) IN CERTIFICATED FORM TO AN "INSTITUTIONAL ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(a)(1)-(3) OF REGULATION D UNDER THE SECURITIES ACT PURCHASING FOR INVESTMENT AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A

                                        B-1-1

LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE AGREEMENT AND (B) THE RECEIPT BY THE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND SECURITIES AND BLUE SKY LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION, (3) PURSUANT TO ANOTHER EXEMPTION AVAILABLE UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (4) PURSUANT TO A VALID REGISTRATION STATEMENT.

THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.


                                        B-1-2

       Series 1998-1                               Original Class AF Certificate
       Class AF                                    Principal Balance:

       No. 1                                       $33,896,000

                                                   Original Dollar Amount as
                                                     of the Cut-Off Date
                                                     Represented by this
                                                     Certificate:

                                                   $33,896,000

       Remittance Rate:                            Percentage Interest of
          6.645%                                      the Class AF Certificates
                                                      Evidence by this
                                                      Certificate:  100%

       Date of Pooling and                         Servicer:
           Servicing Agreement                        SierraWest Bank
           and Cut-Off Date:
           March 31, 1998

       First Remittance Date:                      Latest Maturity Date:
           May 15, 1998                               September 15, 2024

                                                   CUSIP NO.: 784879 AA6

       Closing Date:                               Trustee:
         May 8, 1998                                 Marine Midland Bank

                  SierraWest Bank certifies that Cede & Co. is the registered owner of a percentage interest (the "Percentage Interest") in a trust fund (the "Trust Fund") created by SierraWest Bank (hereinafter called the "Servicer," in its capacity as the Servicer, and the "Seller," in its capacity as the Seller, which terms include any successor entity under the Agreement referred to below). The primary assets of the Trust Fund are two separate sub-trusts, each consisting of a group ("Group 1" and "Group 2", respectively) of loans originated in conjunction with either the Small Business Administration (the "SBA") 504 Loan Program, the SBA 7(a) Program or the Seller's Conventional Commercial Loan Program (collectively, the "Business Loans"). The Business Loans in Group 1 (the "Group 1 Business Loans") bear interest at fixed rates and the Business Loans in Group 2 (the "Group 2 Business Loans") bear interest at variable rates. The Business Loans will be serviced pursuant to the terms and conditions of that certain Pooling and Servicing Agreement dated as of March 31, 1998 (the "Agreement") between SierraWest Bank and Marine Midland Bank, as trustee (the "Trustee"), certain of the pertinent provisions of which are set

                                        B-1-3
forth herein. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound. The Original Principal Balance is $30,615,648.31 for Group 1 Business Loans and $38,919,414.50 for the Group 2 Business Loans.

                  On each  Remittance  Date,  commencing  on May 15,  1998,  the
Trustee or Paying Agent shall distribute to the Person in whose name this Certificate is registered at the close of business on the last day of the month next preceding the month of such distribution (the "Record Date") except for the first period when the Record Date will be the Closing Date, an amount equal to the product of the Percentage Interest of the Class AF Certificates evidenced by this Certificate and the amount required to be distributed to Holders of Class AF Certificates on such Remittance Date pursuant to Section 6.07 of the Agreement.

                  During each Interest Accrual Period, this Certificate will bear interest at 6.645% per annum, subject to the limits described in the Agreement.

                  Distributions on this Certificate will be made by the Trustee or Paying Agent by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, upon written request to the Trustee, by wire transfer of immediately available funds to the account of the Person entitled thereto as shall appear on the Certificate Register without the presentation or surrender of this Certificate or the making of any notation thereon, at a bank or other entity having appropriate facilities therefor, and, in the case of wire transfers, at the expense of such Person unless such Person shall own of record Certificates which have initial Certificate Principal Balances aggregating at least $5,000,000.

                  Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Certificate Registrar in New York, New York.

                  This Certificate is one of a duly authorized issue of Certificates designated as SWB Business Loan-Backed Pass-Through Certificates, Series 1998-1, Class AF (herein called the "Certificate") and representing undivided ownership in the right to receive the principal portion of the Group 1 Business Loans together with interest thereon at the then applicable Class Remittance Rate, as the case may be.

                  Neither the Certificate nor the Business Loans represent an obligation of, or an interest in, the Servicer and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Small Business Administration, the Government National Mortgage Association or the Veterans Administration or any other governmental agency. The Certificate is limited in right of payment to

                                        B-1-4
certain collections and recoveries respecting the Business Loans, all as more specifically set forth herein and in the Agreement. In the event Servicer funds are advanced with respect to any Group 1 Business Loan, such advance is reimbursable to the Servicer from late recoveries of interest on the Group 1 Business Loans generally.

                  As provided in the Agreement, deposits and withdrawals from the Certificate Accounts, the Spread Account and the Expense Account may be made by the Trustee from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to the Servicer of advances made, or certain expenses incurred, by it, and investment in Permitted Instruments.

                  Subject to certain restrictions, the Agreement permits the amendment thereof with respect to certain modifications (a) by the Seller, the Servicer and the Trustee without notice to or consent of the Certificateholders and (b) by the Seller, the Servicer and the Trustee with the consent of the Majority Certificateholders. Subject to certain restrictions, the Agreement permits the Majority Certificateholders to waive, on behalf of all Certificateholders, any default by the Servicer in the performance of its obligations under the Agreement and its consequences, except in a default in making any required distribution on a Certificate. Any such consent or waiver by the Majority Certificateholders shall be conclusive and binding on the holder of this Certificate and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Certificate Registrar in New York, New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Trustee, duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations evidencing the same aggregate undivided Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificate is issuable only as a registered Certificate. As provided in the Agreement and subject to certain limitations therein set forth, the Certificate is exchangeable for a new Certificate evidencing the same undivided ownership interest, as requested by the holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Servicer, the Seller, the Trustee and the Certificate Registrar, and any agent of any of the foregoing, may treat the person in whose

                                        B-1-5
name this Certificate is registered as the owner hereof for all purposes, and none of the foregoing shall be affected by notice to the contrary.

                  Except for certain obligations of the Servicer to the Trustee, the obligations created by the Agreement shall terminate upon notice to the Trustee of: (i) the later of the final payment or other liquidation of the last Business Loan or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Business Loan and the remittance of all funds due thereunder or (ii) mutual consent of the Servicer and all Certificateholders in writing.




                                        B-1-6

                  IN WITNESS WHEREOF, the Servicer has caused this Certificate to be duly executed.

                                       SIERRAWEST BANK
                                       Servicer


                                       By:      ____________________________
                                                Name:  William H. McGaughey
                                                Title:     Senior Vice President



                                       Dated:   _________________
                                       Attest:


                                       -------------------------
                                       Assistant Secretary


                                       This is one of the Certificates
                                       referred to in the
                                       within-mentioned Agreement.


                                       MARINE MIDLAND BANK,
                                       as Trustee


                                       By:      ______________________
                                                 Authorized Signatory

                                               or

                                       MARINE MIDLAND BANK
                                       as Authenticating Agent


                                       By:      ______________________
                                                 Authorized Signatory


                                        B-1-7

                                    EXHIBIT B-2

                 SWB BUSINESS LOAN-BACKED PASS-THROUGH CERTIFICATES

SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN A CLASS OF "REGULAR INTERESTS" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) IN CERTIFICATED FORM TO AN "INSTITUTIONAL ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(a)(1)-(3) OF REGULATION D UNDER THE SECURITIES ACT PURCHASING FOR INVESTMENT AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A

                                        B-2-1

LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE AGREEMENT AND (B) THE RECEIPT BY THE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND SECURITIES AND BLUE SKY LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION, (3) PURSUANT TO ANOTHER EXEMPTION AVAILABLE UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (4) PURSUANT TO A VALID REGISTRATION STATEMENT.

THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.


                                        B-2-2

       Series 1998-1                               Original Class BF Certificate
       Class BF                                    Principal Balance:

       No. 1                                       $3,352,000

                                                   Original Dollar Amount as
                                                   of the Cut-Off Date
                                                   Represented by this
                                                   Certificate:

                                                   $3,352,000

       Remittance Rate:                            Percentage Interest of
          7.005%                                      the Class BF Certificates
                                                      Evidence by this
                                                      Certificate:  100%

       Date of Pooling and                         Servicer:
         Servicing Agreement                         SierraWest Bank
         and Cut-Off Date:
         March 31, 1998

       First Remittance Date:                      Latest Maturity Date:
         May 15, 1998                                September 15, 2024

                                                   CUSIP NO.: 784879 AB4

       Closing Date:                               Trustee:
         May 8, 1998                                 Marine Midland Bank

                  SierraWest Bank certifies that Cede & Co. is the registered owner of a percentage interest (the "Percentage Interest") in a trust fund (the "Trust Fund") created by SierraWest Bank (hereinafter called the "Servicer," in its capacity as the Servicer, and the "Seller," in its capacity as the Seller, which terms include any successor entity under the Agreement referred to below). The primary assets of the Trust Fund are two separate sub-trusts, each consisting of a group ("Group 1" and "Group 2", respectively) of loans originated in conjunction with either the Small Business Administration (the "SBA") 504 Loan Program, the SBA 7(a) Program or the Seller's Conventional Commercial Loan Program (collectively, the "Business Loans"). The Business Loans in Group 1 (the "Group 1 Business Loans") bear interest at fixed rates and the Business Loans in Group 2 (the "Group 2 Business Loans") bear interest at variable rates. The Business Loans will be serviced pursuant to the terms and conditions of that certain Pooling and Servicing Agreement dated as of March 31, 1998 (the "Agreement") between SierraWest Bank and Marine Midland Bank, as trustee (the "Trustee"), certain of the pertinent provisions of which are set

                                        B-2-3
forth herein. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound. The Original Principal Balance is $30,615,648.31 for Group 1 Business Loans and $38,919,414.50 for the Group 2 Business Loans.

                  On each  Remittance  Date,  commencing  on May 15,  1998,  the
Trustee or Paying Agent shall distribute to the Person in whose name this Certificate is registered at the close of business on the last day of the month next preceding the month of such distribution (the "Record Date") except for the first period when the Record Date will be the Closing Date, an amount equal to the product of the Percentage Interest of the Class BF Certificates evidenced by this Certificate and the amount required to be distributed to Holders of Class BF Certificates on such Remittance Date pursuant to Section 6.07 of the Agreement.

                  During each Interest Accrual Period, this Certificate will bear interest at 7.005% per annum, subject to the limits described in the Agreement.

                  Distributions on this Certificate will be made by the Trustee or Paying Agent by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, upon written request to the Trustee, by wire transfer of immediately available funds to the account of the Person entitled thereto as shall appear on the Certificate Register without the presentation or surrender of this Certificate or the making of any notation thereon, at a bank or other entity having appropriate facilities therefor, and, in the case of wire transfers, at the expense of such Person unless such Person shall own of record Certificates which have initial Certificate Principal Balances aggregating at least $5,000,000.

                  Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Certificate Registrar in New York, New York.

                  This Certificate is one of a duly authorized issue of Certificates designated as The SWB Business Loan-Backed Pass-Through
Certificates, Series 1998-1, Class BF (herein called the "Certificate") and representing undivided ownership in the right to receive the principal portion of the Group 1 Business Loans together with interest thereon at the then applicable Class Remittance Rate, as the case may be.

                  Neither the Certificate nor the Business Loans represent an obligation of, or an interest in, the Servicer and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Small Business Administration, the Government National Mortgage Association or the Veterans Administration or any other governmental agency. The Certificate is limited in right of payment to certain collections and recoveries respecting the Business Loans, all as more

                                        B-2-4
specifically set forth herein and in the Agreement. In the event Servicer funds are advanced with respect to any Group 1 Business Loan, such advance is reimbursable to the Servicer from late recoveries of interest on the Business Loans generally.

                  As provided in the Agreement, deposits and withdrawals from the Certificate Account, the Spread Account and the Expense Account may be made by the Trustee from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to the Servicer of advances made, or certain expenses incurred, by it, and investment in Permitted Instruments.

                  Subject to certain restrictions, the Agreement permits the amendment thereof with respect to certain modifications (a) by the Seller, the Servicer and the Trustee without the consent of the Certificateholders and (b) by the Seller, the Servicer and the Trustee with the consent of the Majority Certificateholders. The Agreement permits the Majority Certificateholders to waive, on behalf of all Certificateholders, any default by the Servicer in the performance of its obligations under the Agreement and its consequences, except in a default in making any required distribution on a Certificate. Any such consent or waiver by the Majority Certificateholders shall be conclusive and binding on the holder of this Certificate and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement permits the Majority Certificateholders to waive, on behalf of all Certificateholders, any default by the Servicer in the performance of its obligations under the Agreement and its consequences, except in a default in making any required distribution on a Certificate. Any such consent or waiver by the Majority Certificateholders shall be conclusive and binding on the holder of this Certificate and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Certificate Registrar in New York, New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Trustee, duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations evidencing the same aggregate undivided Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificate is issuable only as a registered Certificate. As provided in the Agreement and subject to certain limitations therein set forth, the Certificate is exchangeable for a new Certificate evidencing the same undivided ownership interest, as requested by the holder surrendering the same.

                                        B-2-5

                  No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Servicer, the Seller, the Trustee and the Certificate Registrar, and any agent of any of the foregoing, may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the foregoing shall be affected by notice to the contrary.

                  Except for certain obligations of the Servicer to the Trustee, the obligations created by the Agreement shall terminate upon notice to the Trustee of: (i) the later of the final payment or other liquidation of the last Business Loan or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Business Loan and the remittance of all funds due thereunder or (ii) mutual consent of the Servicer and all Certificateholders in writing.

                                        B-2-6

                  IN WITNESS WHEREOF, the Servicer has caused this Certificate to be duly executed.

                                  SIERRAWEST BANK
                                  Servicer


                                  By:      ____________________________
                                           Name:  William H. McGaughey
                                           Title:     Senior Vice President



                                  Dated:   _________________
                                  Attest:


                                  -------------------------
                                    Assistant Secretary


                                   This is one of the Certificates
                                   referred to in the
                                   within-mentioned Agreement.


                                   MARINE MIDLAND BANK,
                                    as Trustee


                                   By:      ______________________
                                             Authorized Signatory

                                         or

                                   MARINE MIDLAND BANK
                                   as Authenticating Agent


                                   By:      ______________________
                                             Authorized Signatory


                                   B-2-7

                                 EXHIBIT B-3

                SWB BUSINESS LOAN-BACKED PASS-THROUGH CERTIFICATES

SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN A CLASS OF "REGULAR INTERESTS" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) IN CERTIFICATED FORM TO AN "INSTITUTIONAL ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(a)(1)-(3) OF REGULATION D UNDER THE SECURITIES ACT PURCHASING FOR INVESTMENT AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A

                                        B-3-1

LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE AGREEMENT AND (B) THE RECEIPT BY THE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND SECURITIES AND BLUE SKY LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION, (3) PURSUANT TO ANOTHER EXEMPTION AVAILABLE UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (4) PURSUANT TO A VALID REGISTRATION STATEMENT.

THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.

                                        B-3-2

       Series 1998-1                               Original Class AV Certificate
       Class AV                                    Principal Balance:

       No. 1                                       $43,453,000

                                                   Original Dollar Amount as
                                                     of the Cut-Off Date
                                                     Represented by this
                                                     Certificate:

                                                   $43,453,000

       Remittance Rate:                            Percentage Interest of
         Variable                                    the Class AV Certificates
                                                     Evidence by this
                                                     Certificate:  100%

       Date of Pooling and                         Servicer:
          Servicing Agreement                         SierraWest Bank
          and Cut-Off Date:
          March 31, 1998

       First Remittance Date:                      Latest Maturity Date:
          May 15, 1998                                September 15, 2024

                                                   CUSIP NO.:  784879 AC2

       Closing Date:                               Trustee:
          May 8, 1998                                 Marine Midland Bank

                  SierraWest Bank certifies that Cede & Co. is the registered owner of a percentage interest (the "Percentage Interest") in a trust fund (the "Trust Fund") created by SierraWest Bank (hereinafter called the "Servicer," in its capacity as the Servicer, and the "Seller," in its capacity as the Seller, which terms include any successor entity under the Agreement referred to below). The primary assets of the Trust Fund are two separate sub-trusts, each consisting of a group ("Group 1" and "Group 2", respectively) of loans originated in conjunction with either the Small Business Administration (the "SBA") 504 Loan Program, the SBA 7(a) Program or the Seller's Conventional Commercial Loan Program (collectively, the "Business Loans"). The Business Loans in Group 1 (the "Group 1 Business Loans") bear interest at fixed rates and the Business Loans in Group 2 (the "Group 2 Business Loans") bear interest at variable rates. The Business Loans will be serviced pursuant to the terms and conditions of that certain Pooling and Servicing Agreement dated as of March 31, 1998 (the "Agreement") between SierraWest Bank and Marine Midland Bank, as trustee (the "Trustee"), certain of the pertinent provisions of which are set forth herein. To the extent not defined herein, the capitalized terms used

                                        B-3-3
herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound. The Original Principal Balance is $30,615,648.31 for Group 1 Business Loans and $38,919,414.50 for the Group 2 Business Loans.

                  On each  Remittance  Date,  commencing  on May 15,  1998,  the
Trustee or Paying Agent shall distribute to the Person in whose name this Certificate is registered at the close of business on the last day of the month next preceding the month of such distribution (the "Record Date") except for the first period when the Record Date will be the Closing Date, an amount equal to the product of the Percentage Interest of the Class AV Certificates evidenced by this Certificate and the amount required to be distributed to Holders of Class AV Certificates on such Remittance Date pursuant to Section 6.07 of the Agreement.

                  During the initial Interest Accrual Periods, this Certificate will bear interest at the rate of 6.25% per annum. During each subsequent Interest Accrual Period, this Certificate will bear interest at a per annum rate equal to the Prime Rate in effect on the preceding Adjustment Date minus 2.25% per annum, subject to the limits described in the Agreement.

                  Distributions on this Certificate will be made by the Trustee or Paying Agent by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, upon written request to the Trustee, by wire transfer of immediately available funds to the account of the Person entitled thereto as shall appear on the Certificate Register without the presentation or surrender of this Certificate or the making of any notation thereon, at a bank or other entity having appropriate facilities therefor, and, in the case of wire transfers, at the expense of such Person unless such Person shall own of record Certificates which have initial Certificate Principal Balances aggregating at least $5,000,000.

                  Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Certificate Registrar in New York, New York.

                  This Certificate is one of a duly authorized issue of Certificates designated as The SWB Business Loan-Backed Pass-Through
Certificates, Series 1998-1, Class AV (herein called the "Certificate") and representing undivided ownership in the right to receive the principal portion of the Group 2 Business Loans together with interest thereon at the then applicable Class Remittance Rate, as the case may be.

                  Neither the Certificate nor the Business Loans represent an obligation of, or an interest in, the Servicer and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Small Business Administration,

                                        B-3-4
the Government National Mortgage Association or the Veterans Administration or any other governmental agency. The Certificate is limited in right of payment to certain collections and recoveries respecting the Group 2 Business Loans, all as more specifically set forth herein and in the Agreement. In the event Servicer funds are advanced with respect to any Business Loan, such advance is reimbursable to the Servicer from late recoveries of interest on the Business Loans generally.

                  As provided in the Agreement, deposits and withdrawals from the Certificate Account, the Spread Account and the Expense Account may be made by the Trustee from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to the Servicer of advances made, or certain expenses incurred, by it, and investment in Permitted Instruments.

                  Subject to certain restrictions, the Agreement permits the amendment thereof with respect to certain modifications (a) by the Seller, the Servicer and the Trustee without the consent of the Certificateholders and (b) by the Seller, the Servicer and the Trustee with the consent of the Majority Certificateholders. The Agreement permits the Majority Certificateholders to waive, on behalf of all Certificateholders, any default by the Servicer in the performance of its obligations under the Agreement and its consequences, except in a default in making any required distribution on a Certificate. Any such consent or waiver by the Majority Certificateholders shall be conclusive and binding on the holder of this Certificate and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement permits the Majority Certificateholders to waive, on behalf of all Certificateholders, any default by the Servicer in the performance of its obligations under the Agreement and its consequences, except in a default in making any required distribution on a Certificate. Any such consent or waiver by the Majority Certificateholders shall be conclusive and binding on the holder of this Certificate and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Certificate Registrar in New York, New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Trustee, duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations evidencing the same aggregate undivided Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificate is issuable only as a registered Certificate. As provided in the Agreement and subject to certain limitations therein set forth, the Certificate is exchangeable for a new Certificate evidencing the same

                                        B-3-5
undivided ownership interest, as requested by the holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Servicer, the Seller, the Trustee and the Certificate Registrar, and any agent of any of the foregoing, may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the foregoing shall be affected by notice to the contrary.

                  Except for certain obligations of the Servicer to the Trustee, the obligations created by the Agreement shall terminate upon notice to the Trustee of: (i) the later of the final payment or other liquidation of the last Business Loan or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Business Loan and the remittance of all funds due thereunder or (ii) mutual consent of the Servicer and all Certificateholders in writing.

                                        B-3-6

                  IN WITNESS WHEREOF, the Servicer has caused this Certificate to be duly executed.

                                       SIERRAWEST BANK
                                       Servicer


                                       By:      ____________________________
                                                Name:  William H. McGaughey
                                                Title:     Senior Vice President



                                       Dated: _________________
                                       Attest:


                                       -------------------------
                                         Assistant Secretary


                                       This is one of the Certificates
                                       referred to in the
                                       within-mentioned Agreement.


                                       MARINE MIDLAND BANK,
                                        as Trustee


                                       By:      ______________________
                                                 Authorized Signatory

                                            or

                                       MARINE MIDLAND BANK
                                       as Authenticating Agent


                                       By:      ______________________
                                                 Authorized Signatory



                                   B-3-7

                                 EXHIBIT B-4

              SWB BUSINESS LOAN-BACKED PASS-THROUGH CERTIFICATES

SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN A CLASS OF "REGULAR INTERESTS" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) IN CERTIFICATED FORM TO AN "INSTITUTIONAL ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(a)(1)-(3) OF REGULATION D UNDER THE SECURITIES ACT PURCHASING FOR INVESTMENT AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A

                                        B-4-1

LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE AGREEMENT AND (B) THE RECEIPT BY THE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND SECURITIES AND BLUE SKY LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION, (3) PURSUANT TO ANOTHER EXEMPTION AVAILABLE UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (4) PURSUANT TO A VALID REGISTRATION STATEMENT.

THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.


                                        B-4-2

       Series 1998-1                               Original Class BV Certificate
       Class BV                                    Principal Balance:

       No. 1                                       $4,297,000

                                                   Original Dollar Amount as
                                                   of the Cut-Off Date
                                                   Represented by this
                                                   Certificate:

                                                   $4,297,000

       Remittance Rate:                            Percentage Interest of
         Variable                                    the Class BV Certificates
                                                     Evidence by this
                                                     Certificate:  100%

       Date of Pooling and                         Servicer:
        Servicing Agreement                         SierraWest Bank
        and Cut-Off Date:
        March 31, 1998

       First Remittance Date:                      Latest Maturity Date:
        May 15, 1998                                September 15, 2024

                                                   CUSIP NO.:  784879 AD0

       Closing Date:                               Trustee:
        May 8, 1998                                 Marine Midland Bank

                  SierraWest Bank certifies that Cede & Co. is the registered owner of a percentage interest (the "Percentage Interest") in a trust fund (the "Trust Fund") created by SierraWest Bank (hereinafter called the "Servicer," in its capacity as the Servicer, and the "Seller," in its capacity as the Seller, which terms include any successor entity under the Agreement referred to below). The primary assets of the Trust Fund are two separate sub-trusts, each consisting of a group ("Group 1" and "Group 2", respectively) of loans originated in conjunction with either the Small Business Administration (the "SBA") 504 Loan Program, the SBA 7(a) Program or the Seller's Conventional Commercial Loan Program (collectively, the "Business Loans"). The Business Loans in Group 1 (the "Group 1 Business Loans") bear interest at fixed rates and the Business Loans in Group 2 (the "Group 2 Business Loans") bear interest at variable rates. The Business Loans will be serviced pursuant to the terms and conditions of that certain Pooling and Servicing Agreement dated as of March 31, 1998 (the "Agreement") between SierraWest Bank and Marine Midland Bank, as

                                        B-4-3
trustee (the "Trustee"), certain of the pertinent provisions of which are set forth herein. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound. The Original Principal Balance is $30,615,648.31 for Group 1 Business Loans and $38,919,414.50 for the Group 2 Business Loans.

                  On each  Remittance  Date,  commencing  on May 15,  1998,  the
Trustee or Paying Agent shall distribute to the Person in whose name this Certificate is registered at the close of business on the last day of the month next preceding the month of such distribution (the "Record Date") except for the first period when the Record Date will be the Closing Date, an amount equal to the product of the Percentage Interest of the Class BV Certificates evidenced by this Certificate and the amount required to be distributed to Holders of Class BV Certificates on such Remittance Date pursuant to Section 6.07 of the Agreement.

                  During the first four Interest Accrual Periods, this Certificate will bear interest at the rate of 6.65% per annum. During each subsequent Interest Accrual Period, this Certificate will bear interest at a per annum rate equal to the Prime Rate in effect on the preceding Adjustment Date minus 1.85% per annum, subject to the limits described in the Agreement.

                  Distributions on this Certificate will be made by the Trustee or Paying Agent by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, upon written request to the Trustee, by wire transfer of immediately available funds to the account of the Person entitled thereto as shall appear on the Certificate Register without the presentation or surrender of this Certificate or the making of any notation thereon, at a bank or other entity having appropriate facilities therefor, and, in the case of wire transfers, at the expense of such Person unless such Person shall own of record Certificates which have initial Certificate Principal Balances aggregating at least $5,000,000.

                  Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Certificate Registrar in New York, New York.

                  This Certificate is one of a duly authorized issue of Certificates designated as The SWB Business Loan-Backed Pass-Through
Certificates, Series 1998-1, Class BV (herein called the "Certificate") and representing undivided ownership in the right to receive the principal portion of the Group 2 Business Loans together with interest thereon at the then applicable Class Remittance Rate, as the case may be.

                                        B-4-4

                  Neither the Certificate nor the Business Loans represent an obligation of, or an interest in, the Servicer and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Small Business Administration, the Government National Mortgage Association or the Veterans Administration or any other governmental agency. The Certificate is limited in right of payment to certain collections and recoveries respecting the Group 2 Business Loans, all as more specifically set forth herein and in the Agreement. In the event Servicer funds are advanced with respect to any Business Loan, such advance is reimbursable to the Servicer from late recoveries of interest on the Business Loans generally.

                  As provided in the Agreement, deposits and withdrawals from the Certificate Account, the Spread Account and the Expense Account may be made by the Trustee from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to the Servicer of advances made, or certain expenses incurred, by it, and investment in Permitted Instruments.

                  Subject to certain restrictions, the Agreement permits the amendment thereof with respect to certain modifications (a) by the Seller, the Servicer and the Trustee without the consent of the Certificateholders and (b) by the Seller, the Servicer and the Trustee with the consent of the Majority Certificateholders. The Agreement permits the Majority Certificateholders to waive, on behalf of all Certificateholders, any default by the Servicer in the performance of its obligations under the Agreement and its consequences, except in a default in making any required distribution on a Certificate. Any such consent or waiver by the Majority Certificateholders shall be conclusive and binding on the holder of this Certificate and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement permits the Majority Certificateholders to waive, on behalf of all Certificateholders, any default by the Servicer in the performance of its obligations under the Agreement and its consequences, except in a default in making any required distribution on a Certificate. Any such consent or waiver by the Majority Certificateholders shall be conclusive and binding on the holder of this Certificate and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Certificate Registrar in New York, New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Trustee, duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations evidencing the same aggregate undivided Percentage Interest will be issued to the designated transferee or transferees.

                                        B-4-5

                  The Certificate is issuable only as a registered Certificate. As provided in the Agreement and subject to certain limitations therein set forth, the Certificate is exchangeable for a new Certificate evidencing the same undivided ownership interest, as requested by the holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Servicer, the Seller, the Trustee and the Certificate Registrar, and any agent of any of the foregoing, may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the foregoing shall be affected by notice to the contrary.

                  Except for certain obligations of the Servicer to the Trustee, the obligations created by the Agreement shall terminate upon notice to the Trustee of: (i) the later of the final payment or other liquidation of the last Business Loan or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Business Loan and the remittance of all funds due thereunder or (ii) mutual consent of the Servicer and all Certificateholders in writing.

                                        B-4-6

                  IN WITNESS WHEREOF, the Servicer has caused this Certificate to be duly executed.

                                       SIERRAWEST BANK
                                       Servicer


                                       By:      ____________________________
                                                Name:  William H. McGaughey
                                                Title:     Senior Vice President



                                       Dated:   _________________
                                       Attest:


                                       -------------------------
                                         Assistant Secretary


                                       This is one of the Certificates
                                       referred to in the
                                       within-mentioned Agreement.


                                       MARINE MIDLAND BANK,
                                        as Trustee


                                       By:      ______________________
                                                 Authorized Signatory

                                       or

                                       MARINE MIDLAND BANK
                                        as Authenticating Agent


                                       By:      ______________________
                                                 Authorized Signatory





                                        B-4-7

                                    EXHIBIT B-5

                        SWB BUSINESS LOAN-BACKED PASS-THROUGH
                               CERTIFICATES, SERIES 1998-1
                                     CLASS R


                   Representing Certain Interests in a Trust Fund
                            containing certain Business
                                  Loans formed by

                                  SIERRAWEST BANK


         Neither the Certificate nor the Business Loans represent an obligation of, or an interest in, the Servicer and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Small Business Administration, the Government National Mortgage Association or the Veterans Administration or any other governmental agency.

No.:  R-1
                                    May 8, 1998
                                    -----------
                                     Startup Day

100% Percentage Interest         September 15, 2024
                                 ------------------
                                   Final Scheduled
                                     Distribution

                                   SIERRAWEST BANK
-------------------------------------------------------------------------------
                                  Registered Holder

         The registered Holder named above is the registered Holder of a fractional interest in a trust fund (the "Trust Fund"). The primary assets of the Trust Fund are two separate sub-trusts, each consisting of a group ("Group 1" and "Group 2", respectively) of loans originated in conjunction with either the Small Business Administration (the "SBA") 504 Loan Program, the SBA 7(a) Program or the Seller's Conventional Commercial Loan Program (collectively, the "Business Loans"). The Business Loans in Group 1 (the "Group 1 Business Loans") bear interest at fixed rates and the Business Loans in Group 2 (the "Group 2 Business Loans") bear interest at variable rates. The Business Loans will be serviced pursuant to the terms and conditions of that certain Pooling and Servicing Agreement dated as of March 31, 1998 (the "Agreement") between SierraWest Bank, as Seller (in such capacity, the "Seller") and as Servicer (in such capacity, the "Servicer") and Marine Midland Bank, as trustee (the "Trustee"), certain of the pertinent provisions of which are set forth herein. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which

                                        B-5-1

Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound.

         On the 15th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a "Remittance Date"), commencing May 1998, the Holders of the Certificates as of the close of business on the last day of the calendar month immediately preceding the calendar month in which such Remittance Date occurs (the "Record Date") (or for the first Remittance Date, the Closing Date) will be entitled to receive an amount equal to the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. Except for the final distribution, distributions will be made in immediately available funds to Holders of Certificates, by wire transfer or otherwise, to the account of a Holder at a domestic bank or other entity having appropriate facilities therefor, if such Holder has so notified the Trustee, or by check mailed to the address of the person entitled thereto as it appears on the Register.

         Each Holder of record of a Class R Certificate will be entitled to receive such Holder's Percentage Interest in the amounts due on such Remittance Date to the Holders of the Class R Certificates. The amounts due on each Remittance Date are limited to certain residual amounts remaining after all amounts due to the Holders of the Class A Certificates have been paid on such Remittance Date.

         Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Certificate Registrar in New York, New York.

         As provided in the Agreement, deposits and withdrawals from the Certificate Account, the Spread Account and the Expense Account may be made by the Trustee from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to the Servicer of advances made, or certain expenses incurred, by it, and investment in Permitted Instruments.

         Subject to certain restrictions, the Agreement permits the amendment thereof with respect to certain modifications (a) by the Seller, the Servicer and the Trustee without the consent of the Certificateholders and (b) by the Seller, the Servicer and the Trustee with the consent of the Majority Certificateholders. The Agreement permits the Majority Certificateholders to waive, on behalf of all Certificateholders, any default by the Servicer in the performance of its obligations under the Agreement and its consequences, except in a default in making any required distribution on a Certificate. Any such consent or waiver by the Majority Certificateholders shall be conclusive and binding on the holder of this Certificate and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement permits the Majority Certificateholders to waive, on behalf of all Certificateholders, any default by the Servicer in the performance of its obligations under the Agreement and its consequences, except in a default in making any required distribution on a

                                        B-5-2

Certificate. Any such consent or waiver by the Majority Certificateholders shall be conclusive and binding on the holder of this Certificate and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Certificate Registrar in New York, New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Trustee, duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations evidencing the same aggregate undivided Percentage Interest will be issued to the designated transferee or transferees.

         The Certificate is issuable only as a registered Certificate. As provided in the Agreement and subject to certain limitations therein set forth, the Certificate is exchangeable for a new Certificate evidencing the same undivided ownership interest, as requested by the holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Servicer, the Seller, the Trustee and the Certificate Registrar, and any agent of any of the foregoing, may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the foregoing shall be affected by notice to the contrary.

         Except for certain obligations of the Servicer to the Trustee, the obligations created by the Agreement shall terminate upon notice to the Trustee of: (i) the later of the final payment or other liquidation of the last Business Loan or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Business Loan and the remittance of all funds due thereunder or (ii) mutual consent of the Servicer and all Certificateholders in writing.
                                        B-5-3

         IN WITNESS WHEREOF, the Servicer has caused this Certificate to be duly executed.

                                       SIERRAWEST BANK
                                       Servicer


                                       By:      ____________________________
                                                Name:  William H. McGaughey
                                                Title:     Senior Vice President



                                       Dated:   _________________
                                       Attest:


                                       -------------------------
                                          Assistant Secretary


                                       This is one of the Certificates
                                       referred to in the
                                       within-mentioned Agreement.


                                       MARINE MIDLAND BANK,
                                         as Trustee


                                       By:      ______________________
                                                 Authorized Signatory

                                       or

                                       MARINE MIDLAND BANK
                                       as Authenticating Agent


                                       By:      ______________________
                                                 Authorized Signatory

                                        B-5-4

         SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN THE ONLY "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G and 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

         THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY BE MADE ONLY IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         TRANSFER OF THIS CLASS R CERTIFICATE IS RESTRICTED AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT. NO TRANSFER OF THIS CLASS R CERTIFICATE MAY BE MADE TO A "DISQUALIFIED ORGANIZATION" AS DEFINED IN SECTION 860E(e)(5) OF THE CODE. SUCH TERM INCLUDES THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN CERTAIN TAXABLE INSTRUMENTALITIES), ANY COOPERATIVE ORGANIZATION FURNISHING ELECTRIC ENERGY OR PROVIDING TELEPHONE SERVICE TO PERSONS IN RURAL AREAS, OR ANY ORGANIZATION (OTHER THAN A FARMERS' COOPERATIVE) THAT IS EXEMPT FROM FEDERAL INCOME TAX UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX ON UNRELATED BUSINESS INCOME. NO TRANSFER OF THIS CLASS R-1 CERTIFICATE WILL BE REGISTERED BY THE CERTIFICATE REGISTRAR UNLESS THE PROPOSED TRANSFEREE HAS DELIVERED AN AFFIDAVIT AFFIRMING, AMONG OTHER THINGS, THAT THE PROPOSED TRANSFEREE IS NOT A DISQUALIFIED ORGANIZATION AND IS NOT ACQUIRING THE CLASS R-1 CERTIFICATE FOR THE ACCOUNT OF A DISQUALIFIED ORGANIZATION. A COPY OF THE FORM OF AFFIDAVIT REQUIRED OF EACH PROPOSED TRANSFEREE IS ON FILE AND AVAILABLE FROM THE TRUSTEE.

         A TRANSFER IN VIOLATION OF THE APPLICABLE RESTRICTIONS MAY GIVE RISE TO A SUBSTANTIAL TAX UPON THE TRANSFEROR OR, IN CERTAIN CASES, UPON AN AGENT ACTING FOR THE TRANSFEREE. A PASS-THROUGH ENTITY THAT HOLDS THIS CLASS R CERTIFICATE AND THAT HAS A DISQUALIFIED ORGANIZATION AS A RECORD HOLDER IN ANY TAXABLE YEAR GENERALLY WILL BE SUBJECT TO A TAX FOR EACH SUCH YEAR EQUAL TO THE PRODUCT OF
(A) THE AMOUNT OF EXCESS INCLUSIONS WITH RESPECT TO THE PORTION OF THIS CERTIFICATE OWNED THROUGH SUCH PASS-THROUGH ENTITY BY SUCH DISQUALIFIED ORGANIZATION, AND (B) THE HIGHEST MARGINAL FEDERAL TAX RATE ON CORPORATIONS. FOR

                                        B-5-5

PURPOSES OF THE PRECEDING SENTENCE, THE TERM "PASS-THROUGH" ENTITY INCLUDES REGULATED INVESTMENT COMPANIES, REAL ESTATE INVESTMENT TRUSTS, COMMON TRUST FUNDS, PARTNERSHIPS, TRUSTS, ESTATES, COOPERATIVES TO WHICH PART I OF SUBCHAPTER T OF THE CODE APPLIES AND, EXCEPT AS PROVIDED IN REGULATIONS, NOMINEES.

         IN  ADDITION,  THE TAX  SIMPLIFICATION  ACT OF 1991  (H.R.  2777 AND S.
1394), INTRODUCED ON JUNE 26, 1991, PROVIDES THAT EACH PARTNER IN A "LARGE PARTNERSHIP" HOLDING A RESIDUAL INTEREST IN A REMIC SHALL BE TREATED AS A DISQUALIFIED ORGANIZATION FOR PURPOSES OF THE TAX IMPOSED ON PASS-THROUGH ENTITIES UNDER SECTION 860E(e)(6) OF THE CODE. IF ENACTED, THIS DEFINITION WOULD BE EFFECTIVE FOR A PASS-THROUGH ENTITY'S TAXABLE YEARS ENDING ON OR AFTER DECEMBER 31, 1992. NO PREDICTION CAN BE MADE REGARDING WHETHER SUCH LEGISLATION WILL BE ENACTED OR IF SO, WHAT THE ULTIMATE EFFECTIVE DATE WILL BE.


                                   B-5-6

                                 EXHIBIT C

                  PRINCIPAL AND INTEREST ACCOUNT LETTER AGREEMENT

                                                        May 8, 1998


                To:      Marine Midland Bank
                         140 Broadway, 12th Floor
                         New York, NY 10005      (the "Depository")

         As "Servicer" under the Pooling and Servicing Agreement (the "Agreement"), dated as of March 31, 1998, between SierraWest Bank, as Seller and Servicer and Marine Midland Bank, as trustee, we hereby authorize and request you to establish two separate accounts, as Principal and Interest Accounts pursuant to Section 5.03 of the Agreement, one for Group 1 Business Loans and one for Group 2 Business Loans, each to be designated as "SierraWest Bank, as Servicer, in trust for the registered holders of SWB Buisness Loan-Backed Pass-Through Certificates, Series 1998-1." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer. This letter is submitted to you in duplicate. Please execute and return one original to us. Capitalized but undefined terms have the meanings set forth in the Agreement.

                                      SIERRAWEST BANK


                                      By:______________________________________
                                      Name:      William H. McGaughey
                                      Title:     Senior Vice President

                The undersigned, as Depository, hereby certifies that the above described accounts has been established under Account Numbers __________ and ___________ at the office of the depository indicated above, and agrees to honor withdrawals on such account as provided above.



                                                   Marine Midland Bank
                                                   ---------------------------
                                                   (Name of Depository)


                                                   By:
                                                       ------------------------
                                                   Name:
                                                   Title:

                                      EXHIBIT D

TRANSFER AFFIDAVIT


STATE OF CALIFORNIA       )
                          : ss.:
COUNTY OF NEVADA          )


          The undersigned, being first duly sworn, deposes and says as follows:

          1. The undersigned is an officer of _____________, the proposed transferee (the "Transferee") of a Percentage Interest in a Class R Certificate (the "Certificate") issued pursuant to the Pooling and Servicing Agreement, dated as of March 31, 1998 (the "Agreement"), among SierraWest Bank, as seller and servicer, and Marine Midland Bank, as Trustee. Capitalized terms used, but not defined herein, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

          2. The Transferee is, as of the date hereof, and will be, as of the date of the transfer, a Permitted Transferee. The Transferee is acquiring its Percentage Interest in the Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

          3. The Transferee has been advised of, and understands that (i) a tax will be imposed on transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false.

          4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

          5. The Transferee has reviewed the provisions of Section 4.02 of the Agreement (incorporated herein by reference) and understands the legal consequences of the acquisition of a Percentage Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 4.02 of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the transfer to the Transferee contemplated hereby null and void.

          6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to transfer its Percentage Interest in the Certificate, and in connection with any transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not transfer its Percentage Interest or cause any Percentage Interest to be transferred to any Person that the Transferee knows is not a Permitted
Transferee. In connection with any such transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate (a A Transfer Certificate") to the effect that such Transferee has no actual knowledge that the Person to which the transfer is to be made is not a Permitted Transferee.

          7. The Transferee's taxpayer identification number is ____________.

          8. Section references and defined terms not defined herein have the meanings ascribed thereto in the Agreement.

          IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer, duly attested, on ____ __, 199_.

                                       [Trustee]



                                       By:_______________________________
                                       Name:
                                       Title:

ATTEST:


---------------------
Name:
Title:


          Personally appeared before me the above-named ____________________, known or proved to me to be the same person who executed the foregoing instrument and to be a Senior Vice President of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

          Subscribed and sworn before me this ___ day of _____, 199_.



          Notary Public


          My Commission expires the _____
          day of ____________, 19__

                                      EXHIBIT E

                                      [OMITTED]

                                     EXHIBIT E(1)

                               WIRING INSTRUCTIONS FORM


                                                          _______________, 19__


[Paying Agent]
[Trustee]
------------------------
------------------------
------------------------

              Re:   SWB Business Loan-Backed Pass-Through
                    Certificates, Series 1998-1,
                    [Class AF] [Class BF] [Class AV] [Class BV] [Class R] Number

Dear Sir:

     In connection with the sale of the above-captioned Certificate by ___________________________________ to ___________________________________,
("Transferee") you, as Paying Agent, are instructed to make all remittances to Transferee as Certificateholder as of ____________, 19__ by wire transfer. For such wire transfer, the wiring instructions are as follows:

                           ---------------------------
                           ---------------------------
                           ---------------------------


                                      --------------------------------
                                              Transferee



Certificateholder's mailing address:


Name:

Address:


                                     E(1)-1

                                    EXHIBIT F

                           FORM OF INITIAL CERTIFICATION



May 8, 1998

SierraWest Bank
10181 Truckee Tahoe Road
Truckee, CA 96160-9010

Re:      Pooling and Servicing Agreement SWB Business Loan-Backed
         Pass-Through Certificates, Series 1998-1, dated as of
         March 31, 1998 between Marine Midland Bank, as trustee and SierraWest Bank, as Seller and Servicer

Gentlemen:

                  In accordance with Section 2.05 of the above-captioned Pooling and Servicing Agreement (the "Agreement"), the undersigned, as Trustee, hereby certifies that, except as noted on the attachment hereto, if any (the "Loan
Exception Report"), it has received each of the documents required to be delivered to it pursuant to Section 2.04 of the Agreement with respect to each Business Loan listed in the Business Loan Schedules and the documents contained therein appear to bear original signatures. Capitalized but undefined terms have the meanings set forth in the Pooling and Servicing Agreement.

                  The Trustee has made no independent examination of any such documents beyond the review specifically required in the above-referenced Pooling and Servicing Agreement.

                  The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any such documents or any of the Business Loans identified on the Business Loan Schedules, or (ii) the collectibility, insurability, effectiveness or suitability of any such Business Loan.


Marine Midland Bank,
as Trustee


By: /s/ Susan Barstock
    ---------------------
    Name:  Susan Barstock
    Title:    Assistant Vice President

                  The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any such documents or any of the Business Loans identified on the Business Loan Schedules, or (ii) the collectibility, insurability, effectiveness or suitability of any such Business Loan.


                                        Marine Midland Bank,
                                        as Trustee


                                        By:
                                            ---------------------
                                            Name:  Susan Barstock
                                            Title:    Assistant Vice President

                                 EXHIBIT F-1

                            FORM OF INTERIM CERTIFICATION

                                                                         , 1998

[Seller]

[Servicer]



                           Re: Pooling and Servicing Agreement SWB Business Loan-Backed Pass-Through Certificates,
                                    Series  1998-1,  dated as of March 31,  1998
                                    between Marine Midland Bank, as trustee and SierraWest Bank, as Seller and Servicer

Gentlemen:

                  In accordance with Section 2.05 of the above-captioned Pooling and Servicing Agreement (the "Agreement"), the undersigned, as Trustee, hereby certifies that, except as noted on the attachment hereto, if any (the "Loan
Exception Report"), it has received each of the documents required to be delivered to it pursuant to Section 2.04 of the Agreement with respect to each [Initial] [Subsequent] Business Loan listed in the Business Schedules and the documents contained therein appear to bear original signatures.

                  The Trustee has made no independent examination of any such documents beyond the review specifically required in the above-referenced Pooling and Servicing Agreement.

                                        F-1-1

The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any such documents or any of the Business Loans identified on the Business Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Business Loan.


                                       Marine Midland Bank,
                                       as Trustee


                                       By:
                                          ------------------------
                                       Name:  Susan Barstock
                                       Title:    Assistant Vice President




                                      F-1-2

                                    EXHIBIT F-2

                            FORM OF FINAL CERTIFICATION

                                                                         [date]


[Servicer]

[Seller]


                  Re: Pooling and Servicing Agreement dated as of March 31, 1998 between Marine Midland Bank, as Trustee and SierraWest Bank, as Seller and Servicer, SWB Business Loan-Backed Pass-Through Certificates, Series 1998-1
                           ----------------------------------------------------
Gentlemen:

                  In accordance with Section 2.05 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that, except as noted on the attachment hereto, as to each Business Loan listed in the Business Loan Schedule (other than any Business Loan paid in full or listed on the attachment hereto) it has reviewed the documents delivered to it pursuant to
Section 2.04 of the Pooling and Servicing Agreement and has determined that (i) all such documents are in its possession, (ii) such documents have been reviewed by it and have not been mutilated, damaged, torn or otherwise physically altered and relate to such Business Loan and (iii) based on its examination, and only as to the foregoing documents, the information set forth in the Business Loan Schedule respecting such Business Loan is correct.

                                       Marine Midland Bank,
                                       as Trustee


                                       By:
                                          ------------------------------
                                       Name:  Susan Barstock
                                       Title: Assistant Vice President



                                     F-2-1

                                   EXHIBIT G
                                   [omitted]

                                  EXHIBIT I

                       REQUEST FOR RELEASE OF DOCUMENTS



To:      Marine Midland Bank
         Corporate Trust Administration
         140 Broadway, 12th Floor
         New York, New York 10005-1180


                  Re: Pooling and Servicing Agreement, SWB Business Loan-Backed Pass-Through Certificates, Series 1998-1, dated as of March 31, 1998

                  In connection with the administration of the pool of Business Loans held by you, we request the release, and acknowledge receipt, of the (Trustee's Business File/[specify document]) for the Business Loan described below, for the reason indicated.

Obligor's Name, Address & Zip Code:
----------------------------------

Business Loan Number:
--------------------

Reason for Requesting Documents (check one)
-------------------------------

____ 1.           Business Loan Paid in Full
                           (Servicer hereby certifies that all amounts received in connection therewith have been credited to the Principal and Interest Account and remitted to the Trustee for deposit into the Certificate Account pursuant to the Pooling and Servicing Agreement.)

____ 2.           Business Loan Liquidated
                           (Servicer hereby certifies that all proceeds of foreclosure, insurance or other liquidation have been finally received and credited to the Principal and Interest Account and remitted to the Trustee for deposit into the Certificate Account pursuant to the Pooling and Servicing Agreement.)

____ 3.           Business Loan in Foreclosure

_____4.           Business Loan Repurchased Pursuant to Section 11.01
                           of the Pooling and Servicing Agreement.

_____5. Business Loan Repurchased or Substituted Pursuant to Article II or III of the Pooling and Servicing Agreement (Servicer hereby certifies that the repurchase price or Substitution Adjustment has been credited to the Principal and Interest Account and/or remitted to the Trustee for deposit into the Certificate Account pursuant to the Pooling and Servicing Agreement.)

____ 6. Collateral Being Released Pursuant to Section 5.01(f) of the Pooling and Servicing Agreement.

____ 7.           Other (explain)  ____________________________


                  If box 1 or 2 above is checked, and if all or part of the Trustee's Business File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above specified Business Loan.

                  If box 3, 4, 5, 6 or 7 above is checked, upon our return of all of the above documents to you, please acknowledge your receipt by signing in the space indicated below, and returning this form.

                        SIERRAWEST BANK,
                        As Servicer



                        By:____________________________
                        Name:  William H. McGaughey
                        Date:


Documents returned to Trustee:

         Marine Midland Bank
         -------------------
         Trustee



By:      Susan Barstock
Date:

                                 EXHIBIT J

                          FORM OF LIQUIDATION REPORT

Customer Name:
Account number:
Original Principal Balance:

1.       Liquidation Proceeds

                  Principal Prepayment                              $________
                  Property Sale Proceeds        ________
                  Insurance Proceeds                                 ________
                  Other (Itemize)                                    ________

2.       Servicing Advances                     $________
         Monthly Advances                        ________

                  Total Advances                                     $_______

3.       Net Liquidation Proceeds                                    $_______
         (Line 1 minus Line 2).

4.       Principal Balance of the Business
         Loan on date of liquidation                                 $_______

5.       Realized (Loss) or Gain                                     $_______
         (Line 3 minus Line 4)

                                EXHIBIT K


FORM OF DELINQUENCY REPORT



DELINQUENCY AND FORECLOSURE INFORMATION

                   RANGES #                  GROSS        GROSS POOL                      UNGTD
SERIES             (IN DAYS)       ACCOUNTS           AMOUNT        PCT AMOUNT      PCT

1998-1         30 TO 59 DAYS
               60 TO 89 DAYS
               90 TO 179 DAYS
               180 TO 719 DAYS
               720 AND OVER
               TOTALS

               FORECLOSURE
               REO PROPERTY        ___________        ________      ___________


               DELINQUENCY



               OUTSTANDING

                                   EXHIBIT L


                   SERVICER'S MONTHLY COMPUTER DISKETTE FORMAT


               The  computer  tape to be  delivered  to the Trustee  pursuant to
Section 6.09 shall contain the following information for each Business Loan as of the related Record Date:

               1. Name of the Obligor, address of the Mortgaged Property, if applicable, and Account Number.

               2.      The Group of such Business Loan.

               3.      The Business Loan Interest Rate.

               4.      The Monthly Payment.

               5. The dates on which the payments were received for the applicable Due Period and the amount of such payments segregated into the following categories; (a) total interest received (including Servicing Fee, interest payable to holder of the Guaranteed Interest, interest payable to the Holder of the Bank's Interest, the Premium Protection Fee, the Additional Fee, Excess Spread and Extra Interest); (b) interest payable to the holder of the Guaranteed Interest, and the Additional Fee; (c) principal and Excess Payments received; (d) Curtailments received; and (e) Principal Prepayments received.

               6. The Business Loan principal balance at the beginning and end of the period.

               7.      The original disbursement date and current maturity date.

               8. A "Delinquency Flag" noting that the Business Loan is current or delinquent. If delinquent, state the date on which the last payment was received.

               9. For any Business Loan that is not either 24 months delinquent or otherwise determined to be uncollectible, a "Foreclosure Flag" noting that the Business Loan is the subject of foreclosure proceedings.

               10. For any Business Loan that is not either 24 months delinquent or otherwise determined to be uncollectible, an "REO Flag" noting that the Mortgaged Property is an REO Property.

               11.     A  "Liquidated   Business  Loan  Flag"  noting  that  the
                       Business Loan is a Liquidated Business Loan and the Net Liquidation Proceeds received in connection therewith.

               12. Any additional information reasonably requested by the Trustee.

                                 EXHIBIT M-1


                    FORM OF TRANSFEREE LETTER [NON-RULE 144A]



SierraWest Bank, as Servicer
P.O. Box 61000
10181 Truckee Tahoe Airport Road
Truckee, California 96160

Marine Midland Bank, as Trustee
140 Broadway, 12th Floor
New York, New York  10005
Attention:  Corporate Trust Administration

                                                        __________, 199_

                           Re: SWB Business Loan-Backed Pass-Through Certificates, Series 1998-1, Class

Ladies and Gentlemen:

                  In connection with our acquisition of the above-captioned Certificates, we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an institutional "Accredited Investor," as defined in the Pooling and Servicing Agreement pursuant to which the Certificates were issued (the "Agreement"), and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Seller concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (f) below), (e) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act, (f) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such

                                        M-1-1

Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate if required by the Agreement, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Agreement and (g) with respect to a Class B Certificate, the purchaser is not acquiring a Class B Certificate, directly or indirectly, for or on behalf of: (i) an employee benefit plan or other retirement arrangement subject to the Employee Income Retirement Security Act of 1974, as amended, and/or Section 4975 of the Internal Revenue Code of 1986, as amended, or (ii) any entity, the assets of which would be deemed plan assets under the Department of Labor regulations set forth at 29 C.F.R.
ss.2510.3-101.


                             Very truly yours,


                             -------------------------
                             Print Name of Transferee


                             By:
                                ----------------------
                                Authorized Officer





                                     M-1-2

                                  EXHIBIT M-2

                         FORM OF RULE 144A CERTIFICATION


SierraWest Bank, as Servicer
P.O. Box 61000
10181 Truckee Tahoe Airport Road
Truckee, California 96160

Marine Midland Bank, as Trustee
140 Broadway, 12th Floor
New York, New York  10005
Attention:  Corporate Trust Administration

                                                        __________, 199_

                           Re: SWB Business Loan-Backed Pass-Through Certificates, Series 1998-1, Class
                                    -------------------------------------


Ladies and Gentlemen:

                  In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have had the opportunity to ask questions of and receive answers from the Seller concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (c) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Act or that would render the disposition of the Certificates a violation of Section 5 of the Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates,
(d) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2 and (e) with respect to a Class B Certificate, we are not acquiring a Class B Certificate, directly or indirectly, for or on behalf of: (i) an employee benefit plan or other

                               M-2-1
retirement arrangement subject to the Employee Income Retirement Security Act of 1974, as amended, and/or Section 4975 of the Internal Revenue Code of 1986, as amended, or (ii) any entity, the assets of which would be deemed plan assets under the Department of Labor regulations set forth at 29 C.F.R. ss.2510.3-101. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Act.


                                        I-0-2

                                                 ANNEX 1 TO EXHIBIT M-2
                                                 ----------------------


                                                                     [Date]


[Placement Agent]
[Address]

[Issuer]
[Address]

         Re:      SierraWest Bank
                  SWB Business Loan-Backed Pass-Through
                  Certificates, Series 1997-1, Class AF, Class BF, Class AV, Class BV and Class R
                           (the "Privately Offered Securities")
                           ------------------------------------

Ladies and Gentlemen:

                  In connection with our purchase of Privately Offered Securities, the undersigned certifies to each of the parties to whom this letter is addressed that it is a qualified institutional buyer (as defined in Rule 144A under the Securities Act of 1933, as amended (the "Act")) as follows:

1. It owns and/or invests on a discretionary basis eligible securities (excluding affiliate's securities, bank deposit notes and CD's, loan participations, repurchase agreements, securities owned but subject to a repurchase agreement and currency, interest rate and commodity swaps), as described below:

        Amount:1  $_________________; and

2.      The dollar amount set forth above is:

        a. greater than $100 million and the undersigned is one of the following entities:

                                        1-0-1

               (1)      |_|    an insurance company as defined in Section 2(13)
                               of the Act;* or

               (2)      |_|    an investment company registered under the
                               Investment Company Act or any business
                               development company as defined in Section 2(a)
                               (48) of the Investment Company Act of 1940 or as defined in Section 202(a)(22) of the Investment
                               Advisers Act of 1940; or

               (3)      |_|    a Small Business Investment Company licensed by
                               the U.S. Small Business Administration under
                               Section 301(c) or (d) of the Small Business
                               Investment Act of 1958; or

               (4)      |_|    a plan (i) established and maintained by a state,
                               its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, the laws of which permit the purchase of securities of this type, for the benefit of its employees and (ii) the governing investment guidelines of which permit the purchase of securities of this type; or

               (5)      |_|    a corporation (other than a U.S. bank, savings
                               and loan association or equivalent foreign institution), partnership, Massachusetts or similar business trust, or an organization described in Section 501(c)(3) of the Internal
                               Revenue Code; or

               (6)      |_|    a U.S. bank, savings and loan association or
                               equivalent foreign institution, which has an audited net worth of at least $25 million as demonstrated in its latest annual financial statements as of a date not more than 16 months preceding the date of sale in the case of a U.S.
                               institution or 18 months in the case of a foreign institution.; or

-------------
** Must be calculated using only securities which the undersigned beneficially held as of the date below.

                                   1-0-2

(7)            |_|      an investment adviser registered under the
                        Investment Advisers Act; or

        b.     |_|      greater than $10 million, and the undersigned is a
                        broker-dealer registered with the SEC; or

        c.     |_|      less than $10  million,  and the  undersigned  is a
                        broker-dealer registered with the SEC and will only purchase Rule 144A securities in riskless principal transactions (as defined in Rule 144A); or

        d.     |_|      less than $100 million,  and the  undersigned is an
                        investment  company  registered  under  the  Investment
                        Company Act of 1940,  which,  together with one or more
                        registered  investment  companies having the same or an
                        affiliated  investment  adviser,  owns  at  least  $100
                        million of eligible securities; or

        e.     |_|      less than $100 million, and the undersigned is an
                        entity, all the equity owners of which are qualified institutional buyers.

                The undersigned further certifies that it is purchasing Privately Offered Securities for its own account or for the account of others that independently qualify as "Qualified Institutional Buyers" as defined in Rule 144A. It is aware that the sale of the Privately Offered Securities are being made in reliance on its continued compliance with Rule 144A. It is aware that the transferor may rely on the exemption from the provisions of Section 5 of the Act provided by Rule 144A. The undersigned understands that the Privately Offered Securities may be resold, pledged or transferred only to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance in Rule 144A.

                The undersigned agrees that if at some time before the expiration of the holding period described in Rule 144 it wishes to dispose of or exchange any of the Privately Offered Securities, it will not transfer or exchange any of the Privately Offered Securities to a Qualified Institutional Buyer without first obtaining a letter in the form hereof from the transferee and delivering such certificate to the addressees hereof.

------------

* A purchase by an insurance company for one or more of its separate accounts, as defined by section 2(a)(37) of the Investment Company Act of 1940, which are neither registered nor required to be registered thereunder, shall be deemed to be a purchase for the account of such insurance company.

                                        1-0-3

                IN WITNESS WHEREOF, this document has been executed by the undersigned who is duly authorized to do so on behalf of the undersigned Qualified Institutional Buyer on the _____ day of ___________, 1998.


                                     ---------------------------------
                                     Name of Institution


                                     ---------------------------------
                                     Signature


                                     ---------------------------------
                                     Name


                                     ---------------------------------
                                     Title**






-------------------------
**      Must be President, Chief Financial Officer, or other executive officer.

                                        1-0-4